        As filed with the Securities and Exchange Commission on October 28, 2004
         1933 Act Registration No. 33-72416; 1940 Act Registration No. 811-08200

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Pre-Effective Amendment No. _____
                         Post-Effective Amendment No. 20

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 20

                              Bridgeway Funds, Inc.
               (Exact Name of Registrant as Specified in Charter)

             5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448
                    (Address of Principal Executive Offices)
                                 (713) 661-3500
              (Registrant's Telephone Number, including Area Code)

                        John N. R. Montgomery, President
                       Bridgeway Capital Management, Inc.
             5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448
                     (Name and Address of Agent for Service)

                        Copies of all communications to:

                                Thomas H. Duncan
                     Ballard Spahr Andrews & Ingersoll, LLP
                          1225 17th Street, Suite 2300
                             Denver, Colorado 80202

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

      [X] immediately upon filing pursuant to paragraph (b)
      [ ] on October 28, 2004 pursuant to paragraph (b)
      [ ] 60 days after filing pursuant to paragraph (a)(i)
      [ ] on (date) pursuant to paragraph (a)(i)
      [ ] 75 days after filing pursuant to paragraph (a)(ii)
      [ ] on (date) pursuant to paragraph (a)(ii) of Rule 485.

If APPROPRIATE, CHECK THE FOLLOWING BOX:

      [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                BRIDGEWAY FUNDS

                 A no-load mutual fund family of domestic funds

                             AGGRESSIVE INVESTORS 1
                           (CLOSED TO NEW INVESTORS)

                             AGGRESSIVE INVESTORS 2

                          ULTRA-SMALL COMPANY (CLOSED)

                           ULTRA-SMALL COMPANY MARKET

                            (CLOSED TO NEW INVESTORS)

                           MICRO-CAP LIMITED (CLOSED)

                                SMALL-CAP GROWTH

                                 SMALL-CAP VALUE

                                LARGE-CAP GROWTH

                                 LARGE-CAP VALUE

                               BLUE CHIP 35 INDEX

                                    BALANCED

                                   PROSPECTUS
                                OCTOBER 28, 2004
                                WWW.BRIDGEWAY.COM

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                          [BRIDGEWAY FUNDS LOGO]

      This prospectus presents concise information about Bridgeway Funds, Inc. that you should know before investing. Please keep it for future reference. Text in shaded "translation" boxes is intended to help the reader understand or interpret other information presented nearby.

                                TABLE OF CONTENTS

The Funds                                       2
Suitability                                     2
Aggressive Investors 1 Fund                     3
Aggressive Investors 2 Fund                     7
Ultra-Small Company Fund                       12
Ultra-Small Company Market Fund                17
Micro- Cap Limited Fund                        22
Small-Cap Growth Fund                          27
Small-Cap Value Fund                           31
Large-Cap Growth Fund                          35
Large-Cap Value Fund                           39
Blue Chip 35 Index Fund                        43
Balanced Fund                                  48
Management of the Funds                        54
Code of Ethics                                 56
Net Asset Value                                57
Rule 12b-1 and Shareholder Services Fees       58
How to Purchase and Redeem Shares              58
- From Fund Marketplaces                       59
- Directly From the Funds                      60
Tax Sheltered Retirement Plans                 64
Dividends, Distributions & Taxes               64
Tax Efficiency                                 66
Closed Fund Status Definitions                 67
Privacy Policy                                 69

                           PROSPECTUS OCTOBER 28, 2004

                              BRIDGEWAY FUNDS, INC.

THE FUNDS

      Bridgeway Funds, Inc. is a fully no-load diversified mutual fund family comprised of eleven Funds: Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Blue Chip 35 Index Fund, and Balanced Fund. Each Fund has its own investment objective, strategy, and risk profile.

SUITABILITY

All eleven Funds:

   -   are designed for investors with long-term goals in mind.

   -   STRONGLY DISCOURAGE SHORT-TERM TRADING OF SHARES.

   - offer you the opportunity to participate in financial markets through funds professionally managed by Bridgeway Capital Management, Inc. (the "Adviser" or "Bridgeway Capital Management.")

   -   offer you the opportunity to diversify your investments.

   - carry certain risks, including the risk that you can lose money if fund shares, when redeemed, are worth less than the purchase price.

   -   are not bank deposits and are not guaranteed or insured.

                           AGGRESSIVE INVESTORS 1 FUND
                         BRAGX (Closed to New Investors)


      INVESTMENT OBJECTIVE: The Aggressive Investors 1 Fund (the "Fund") seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested, serves as a proxy for "stock market" in this objective.


      PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of common stocks of companies of any size that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Fund selects stocks according to proprietary quantitative models that span various investment styles including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund seeks to achieve the risk objective by investing in stocks that it believes have a lower probability of decline in the long term, though more volatile individually in the short term. The Fund may engage in active and frequent trading, which could result in higher trading costs, lower investment performance, and for shareholders in taxable accounts, a higher tax burden. This Fund will have "right of first refusal" over Aggressive Investors 2 to purchase small- and mid-cap stocks for which there is relatively limited liquidity. The Fund may also use aggressive investment techniques such as:

   -   leveraging (borrowing up to 50% of its assets from banks),

   - purchasing and selling futures and options on individual stocks and stock indexes,

   -   entering into short-sale transactions (up to 20% of assets),

   -   investing up to 25% of assets in a single company,

   - investing up to 10% of assets in foreign companies (currently only those that trade on American Exchanges), and

   - short-term trading (buying and selling the same security in less than a three-month timeframe).

      PRINCIPAL RISK FACTORS: Shareholders of the Aggressive Investors 1 Fund are exposed to higher risk than the stock market as a whole and could lose money.

      Since the Fund invests in companies of any size and because there are a larger number of small companies, the Fund may bear the short-term risk (volatility) associated with small companies, especially in the early stages of an economic or stock market downturn. The Fund may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. These techniques may magnify the risk of loss in an unfavorable market environment.

      Individual short-sale positions can theoretically expose shareholders to unlimited loss, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of the Fund's net assets.

      The Fund sometimes invests in a smaller number of companies than many mutual funds. Based on ending data from the last five fiscal years, the number of companies in the Fund has been between 49 and 76. The top ten stocks have sometimes accounted for more than half of Fund net assets. It is not unusual for one or two stocks each to represent 5% to 10% or more of Fund holdings. This is called "focus," and will likely add to Fund volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy, or other negative event, of a single company will significantly affect total Fund return.

      WHO SHOULD INVEST: The Fund closed to new investors on November 21, 2001 when net assets reached $275 million. The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

      PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund's performance has varied on a calendar year basis. The table shows how the Fund's average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

                YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                  [BAR CHART]

1995        27.05%
1996        32.20%
1997        18.27%
1998        19.28%
1999       120.61%
2000        13.58%
2001       -11.20%
2002       -18.01%
2003        53.97%

Return from 1/1/04 through 9/30/04 was -4.87%.

Best Quarter: Q4 99, +69.34%     Worst Quarter: Q3 98, -23.28%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/03

                                                                                                  SINCE
                                                                                                INCEPTION
                FUND / INDEX                                  1 YEAR           5 YEAR            (8/5/94)
----------------------------------------------                ------           ------           ---------
Bridgeway Aggressive Investors 1
 Return Before Taxes                                          53.97%           22.94%             23.43%
 Return After Taxes on Distributions(1)                       53.97%           21.54%             21.87%
 Return After Taxes on Distributions and
   Sale of Fund Shares(1)                                     45.88%           19.51%             20.39%

S&P 500 Index(2) (reflects no deductions for
 fees, expenses or taxes)                                     28.68%           -0.57%             11.82%

Russell 2000 Index(3) (reflects no deductions
 for fees, expenses or taxes)                                 47.25%            7.13%             10.69%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than other return figures. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested.

(3) The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested.

Past performance (before and after taxes) does not guarantee future results.

      FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                      AGGRESSIVE INVESTORS 1 FUND FEE TABLE


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
 Sales Charge (Load) Imposed on Purchases                                                          None
 Sales Charge (Load) Imposed on Reinvested Dividends                                               None
 Redemption Fees                                                                                   None
 Exchange Fees                                                                                     None
 ANNUAL OPERATING EXPENSES (1) (EXPENSES DEDUCTED FROM FUND ASSETS)
 Management Fees (see page 54 for more details)                                                    1.51%
 Distribution (12b-1) [and / or service] Fees (2)                                                  0.00%
 Other Expenses                                                                                    0.23%
                                                                                                   ----
   Total Annual Fund Operating Expenses                                                            1.74%
 Fee Waiver (3)                                                                                    0.00%
                                                                                                   ----
   Net Expenses                                                                                    1.74%


(1) All figures in this table are expressed as a percentage of average net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 2.00%. This Agreement continues through June 30, 2005.

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

                     AGGRESSIVE INVESTORS 1 EXPENSE EXAMPLE

              1 Year    3 Years     5 Years     10 Years
              ------    -------     -------     --------
Expenses      $ 177      $ 548       $ 943       $ 2,052

      FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

                AGGRESSIVE INVESTORS 1 FUND FINANCIAL HIGHLIGHTS


                                                  Year        Year         Year         Year          Year
                                                 Ended       Ended        Ended        Ended         Ended
                                                6/30/04     6/30/03      6/30/02      6/30/01       6/30/00
                                               ---------   ---------    ---------    ---------     ---------
PER SHARE DATA
 Net Asset Value, Beginning of period          $   39.94   $   36.51    $   41.94    $   48.99     $   26.02
 Income (Loss) from investment operations
   Net investment income (loss)*                   (0.58)      (0.27)       (0.34)       (0.42)        (0.60)
   Net realized and unrealized gain (loss)         10.07        3.70        (5.09)       (4.21)        27.86
                                              ----------   ---------    ---------    ---------     ---------
       Total from investment operations             9.49        3.43        (5.43)       (4.63)        27.26
                                              ----------   ---------    ---------    ---------     ---------
 Less distributions to shareholders
   Net investment income                            0.00        0.00         0.00         0.00          0.00
   Net realized gains                              (0.00)      (0.00)       (0.00)       (2.42)        (4.29)
                                              ----------   ---------    ---------    ---------     ---------
       Total distributions                         (0.00)      (0.00)       (0.00)       (2.42)        (4.29)
                                              ----------   ---------    ---------    ---------     ---------
 Net asset value, end of period                $   49.43   $   39.94    $   36.51    $   41.94     $   48.99
                                              ----------   ---------    ---------    ---------     ---------
FUND TOTAL RETURN                                  23.76%       9.40%      -12.95%       -9.40%       113.08%

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)            $ 353,684   $ 281,375    $ 276,876    $ 257,396     $  44,902
Ratio to average net assets:
   Expenses after waivers and
     reimbursements                                 1.74%       1.90%        1.81%        1.80%         2.00%
   Expenses before waivers and
     reimbursements                                 1.74%       1.90%        1.81%        1.80%         2.01%
   Net investment income (loss) after
     waivers and reimbursements                    (1.24%)     (0.81%)      (0.89%)      (0.95%)       (1.52%)

Fund turnover rate                                 150.7%      138.0%       154.0%       109.6%        156.9%



*  Based on average daily shares outstanding.

                         THE AGGRESSIVE INVESTORS 2 FUND
                                      BRAIX


      INVESTMENT OBJECTIVE: The Aggressive Investors 2 Fund (the "Fund") seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested, serves as a proxy for "stock market" in this objective.


      PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of common stocks of companies of any size that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Fund selects stocks according to proprietary quantitative models that span various investment styles including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund seeks to achieve the risk objective by investing in stocks that it believes have a lower probability of decline in the long term, though more volatile individually in the short term. The Fund may engage in active and frequent trading, which could result in higher trading costs, lower investment performance, and, for shareholders in taxable accounts, a higher tax burden. The Aggressive Investors 1 Fund has "right of first refusal" over this Fund to purchase small- and mid-cap stocks for which there is relatively limited liquidity. The Fund may also use aggressive investment techniques such as:

   -   leveraging (borrowing up to 50% of its assets from banks),

   - purchasing and selling futures and options on individual stocks and stock indexes,

   -   entering into short-sale transactions (up to 20% of assets),

   -   investing up to 25% of assets in a single company,

   - investing up to 10% of assets in foreign companies (currently only those that trade on American Exchanges), and

   - short-term trading (buying and selling the same security in less than a three-month timeframe).

    DIFFERENCES BETWEEN AGGRESSIVE INVESTORS 2 FUND AND AGGRESSIVE INVESTORS
1 FUND: The Aggressive Investors 2 became operational on October 31, 2001. The Aggressive Investors 1 became operational on August 5, 1994, under the original name Bridgeway Aggressive Growth Portfolio. Bridgeway Funds' Board of Directors voted to close Aggressive Investors 1 to new investors at $275 million in net assets so that it would remain more nimble (able to purchase and sell smaller stocks more quickly or at potentially more favorable prices than would otherwise be possible.)

      The investment objective of both Funds is identical, but the execution of the strategy is different. For instance, the Adviser expects Aggressive Investors 2 to have a lower percentage of net assets invested in smaller stocks, have lower turnover (less frequent trading of securities), be slightly more tax efficient, and be somewhat less volatile. However, the reverse may be true during periods that Aggressive Investors 2 has lower net assets, such as during the most recent fiscal year. Although this occurrence is infrequent, Aggressive Investors 1 will have "right of first refusal" to purchase small- and mid-cap stocks for which there is relatively limited liquidity. This could put Aggressive Investors 2 at a disadvantage relative to Aggressive Investors 1, and potential investors should not rely on the returns of Aggressive Investors 1 to evaluate future potential returns of Aggressive Investors 2. In the long term, the Adviser expects Aggressive Investors 2 to have slightly lower volatility and lower average annual return, which could take years to demonstrate, or may never happen. There is no guarantee of favorable, or even positive returns with either Fund.

      PRINCIPAL RISK FACTORS: Shareholders of the Aggressive Investors 2 Fund are exposed to higher risk than the stock market as a whole and could lose money.

      Because the Fund invests in companies of any size and because there are a larger number of small companies, the Fund may bear the short-term risk (volatility) associated with small companies, especially in the early stages of an economic or stock market downturn. The Fund may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. These techniques may magnify the risk of loss in an unfavorable market environment.

      Individual short-sale positions can theoretically expose shareholders to unlimited loss, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of net assets at the time of opening the position.

      The Fund sometimes invests in a smaller number of companies than many mutual funds. It would not be unusual for one or two stocks each to represent 10% or more of Fund holdings. This is called "focus," and will likely add to Fund volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy, or other negative event, of a single company will significantly affect total Fund return.

      WHO SHOULD INVEST: The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

      PERFORMANCE: The bar chart below shows the Fund's performance for the two full calendar years since inception on October 31, 2001. The table below the chart shows how the Fund's average annual returns for one calendar year and since inception compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

                YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                  [BAR CHART]

2002        -19.02%
2003         44.01%

Return from 1/1/04 through 9/30/04 was -2.47%.

Best Quarter: Q2 03, +30.62%     Worst Quarter: Q3 02, -18.73%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/03

                                                                              SINCE
                                                                            INCEPTION
                FUND / INDEX                         1 YEAR                 (10/31/01)
----------------------------------------------       ------                 ----------
Bridgeway Aggressive Investors 2
 Return Before Taxes                                  44.01%                   9.36%
 Return After Taxes on Distributions (1)              44.01%                   9.36%

 Return After Taxes on Distributions and
   Sale of Fund Shares (1)                            37.41%                   8.02%

S&P 500 Index (2) (reflects no deductions for
 fees, expenses or taxes)                             28.68%                   4.00%

Russell 2000 Index (3) (reflects no deductions
 for fees, expenses or taxes)                         47.25%                  14.44%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than other return figures. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested.

(3) The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested.

Past performance (before and after taxes) does not guarantee future results.

      FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                      AGGRESSIVE INVESTORS 2 FUND FEE TABLE


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
 Sales Charge (Load) Imposed on Purchases                                    None
 Sales Charge (Load) Imposed on Reinvested Dividends                         None
 Redemption Fees                                                             None
 Exchange Fees                                                               None

 ANNUAL OPERATING EXPENSES (1) (EXPENSES DEDUCTED FROM FUND ASSETS)
 Management Fees (see page 54 for more details)                              1.31%
 Distribution (12b-1) [and / or service] Fees (2)                            0.00%
 Other Expenses                                                              0.27%
                                                                             ----
   Total Annual Fund Operating Expenses                                      1.58%
 Fee Waiver (3)                                                              0.00%
                                                                             ----
   Net Expenses                                                              1.58%


(1) All figures in this table are expressed as a percentage of average net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 1.90%. This Agreement continues through June 30, 2005.

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

                     AGGRESSIVE INVESTORS 2 EXPENSE EXAMPLE

              1 Year    3 Years     5 Years     10 Years
              ------    -------     -------     --------
Expenses      $ 161      $ 499       $ 860       $ 1,878

      FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

                AGGRESSIVE INVESTORS 2 FUND FINANCIAL HIGHLIGHTS

                                                       Year Ended         Year Ended          10/31/01a
                                                         6/30/04            6/30/03           to 6/30/02
                                                       ----------         ----------          ----------
PER SHARE DATA
 Net Asset Value, Beginning of period                   $  10.28           $ 10.25            $   10.00
                                                        --------           -------            ---------
 Income (Loss) from investment operations
   Net investment income (loss)                            (0.09)            (0.09)               (0.08)
   Net realized and unrealized gain (loss)                  2.56              0.12                 0.33
                                                        --------           -------            ---------
     Total from investment operations                       2.47              0.03                 0.25
                                                        --------           -------            ---------
 Less distributions to shareholders
   Net investment income                                    0.00              0.00                 0.00
   Net realized gains                                      (0.00)            (0.00)               (0.00)
                                                        --------           -------            ---------
     Total distributions                                   (0.00)            (0.00)               (0.00)
                                                        --------           -------            ---------
 Net asset value, end of period                         $  12.75           $ 10.28            $   10.25
                                                        --------           -------            ---------

FUND TOTAL RETURN                                          24.03%             0.29%                2.50%

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)                     $110,395           $21,107            $  11,448
Ratio to average net assets:
   Expenses after waivers and
     reimbursements                                         1.58%             1.90%                1.90%(b)
   Expenses before waivers and
     reimbursements                                         1.58%             1.90%                1.98%(b)
   Net investment income (loss) after
     waivers and reimbursements                            (1.13%)           (1.05%)              (1.24%)(b)

Fund turnover rate                                         151.5%            143.2%                68.0%(b)

(a) October 31, 2001 was the Fund's inception date.

(b) Annualized for periods less than a year.

                          THE ULTRA-SMALL COMPANY FUND
                                 BRUSX (Closed)

      INVESTMENT OBJECTIVE: The Ultra-Small Company Fund (the "Fund") seeks to provide a long-term total return of capital, primarily through capital appreciation.

      PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of common stocks of ultra-small companies. "Ultra -small companies" have a market capitalization the size of the smallest 10% of companies listed on the New York Stock Exchange, although the majority of stocks in this Fund are listed on NASDAQ. On September 30, 2004, this group included stocks with a market capitalization of less than $276 million. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. They typically have 10 to 3000 employees, produce annual revenues of $5 to $500 million and may be known for just one product or service. The Adviser normally invests at least 80% of Fund net assets in ultra-small company stocks based on company size at the time of purchase. The Adviser selects stocks for the Fund according to proprietary quantitative models that span various investment styles, including "growth" and "value," but the Fund has historically had a strong value bias. Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a potentially higher tax burden.

      FUND CLOSING COMMITMENT: The Fund is closed to new investors. It will remain closed to new investors unless net assets drop below $27.5 million and the Bridgeway Funds' Board of Directors votes to reopen the Fund. The Fund closed to current shareholders on December 10, 2001 when assets exceeded $55 million. This size limitation is intended to keep the Fund "nimble" in the marketplace, and to enable the Adviser to purchase and sell stocks more quickly than would otherwise be possible.

      PRINCIPAL RISK FACTORS: The market price of ultra-small company shares typically exhibit much greater volatility than large-company shares and significantly greater volatility than small-company shares and even micro-cap company shares. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

      Ultra-small companies may:

   - have limited resources for expanding or surviving in a newly competitive environment,

   -   lack depth of management,

   -   have a limited product line, and

   - be more sensitive to economic downturns than companies with large capitalizations.

      The Fund is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment, but ultra-small companies may be more susceptible to this risk following their strong relative returns from 2000 to 2003. Based on historical data, such periods of underperformance may last six years or more.

      WHO SHOULD INVEST: The Fund is closed to all. For current shareholders, the Adviser believes that this Fund is appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

      PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund's performance has varied on a calendar year basis. The table shows how the Fund's average annual returns for various periods compare with those of a stock market index of ultra-small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

                YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                  [BAR CHART]

1995        39.84%
1996        29.74%
1997        38.00%
1998       -13.11%
1999        40.41%
2000         4.75%
2001        34.00%
2002         4.17%
2003        88.57%

Return from 1/1/04 through 9/30/04 was 1.82%.

Best Quarter: Q2 03, +34.50%      Worst Quarter: Q3 98,-27.21%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/03

                                                                                                  SINCE
                                                                                                INCEPTION
                FUND / INDEX                                   1 YEAR          5 YEAR            (8/5/94)
---------------------------------------------                  ------          ------           ---------
Bridgeway Ultra-Small Company
 Return Before Taxes                                           88.57%          31.04%             25.03%
 Return After Taxes on Distributions (1)                       84.22%          29.18%             22.88%
 Return After Taxes on Distributions and
   Sale of Fund Shares (1)                                     69.88%          26.39%             21.35%
CRSP Cap-based Portfolio 10 Index(2) (reflects
 no deductions for fees, expenses or taxes)                    90.99%          22.04%             17.02%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of roughly 1,780 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested.

Past performance (before and after taxes) does not guarantee future results.

      FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                       ULTRA-SMALL COMPANY FUND FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
 Sales Charge (Load) Imposed on Purchases                                     None
 Sales Charge (Load) Imposed on Reinvested Dividends                          None
 Redemption Fees                                                              None
 Exchange Fees                                                                None

 ANNUAL OPERATING EXPENSES (1) (EXPENSES DEDUCTED FROM FUND ASSETS)
 Management Fees                                                              0.90%
 Distribution (12b -1) [and / or service] Fees (2)                            0.00%
 Other Expenses                                                               0.25%
                                                                              ----
   Total Annual Fund Operating Expenses                                       1.15%
 Fee Waiver (3)                                                               0.00%
                                                                              ----
   Net Expenses                                                               1.15%

(1) All figures in this table are expressed as a percentage of total net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 1.90%. This Agreement continues through June 30, 2005.

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

                    ULTRA-SMALL COMPANY FUND EXPENSE EXAMPLE

              1 Year          3 Years          5 Years           10 Years
              ------          -------          -------           --------
Expenses      $ 117            $ 365            $ 633            $ 1,398

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

                  ULTRA-SMALL COMPANY FUND FINANCIAL HIGHLIGHTS


                                                                         Year
                                                 Year        Year        Ended        Year       Year
                                                Ended        Ended      6/30/02       Ended      Ended
                                               6/30/04      6/30/03    (restated)    6/30/01    6/30/00
                                               --------     -------    ----------    -------    -------
PER SHARE DATA
 Net Asset Value, Beginning of period          $  32.93     $ 28.83     $  26.99     $ 21.59     $14.91
                                               --------     -------     --------     -------     ------
 Income (Loss) from investment operations
   Net investment income (loss)*                  (0.33)      (0.21)       (0.14)      (0.22)     (0.26)
   Net realized and unrealized gain (loss)        13.66        7.99         4.43        5.62       6.94
                                               --------     -------     --------     -------     ------
       Total from investment operations           13.33        7.78         4.29        5.40       6.68
                                               --------     -------     --------     -------     ------
 Less distributions to shareholders
   Net investment income                           0.00        0.00         0.00        0.00       0.00
   Net realized gains                             (5.29)      (3.68)       (2.45)       0.00       0.00
                                               --------     -------     --------     -------     ------
       Total distributions                        (5.29)      (3.68)       (2.45)       0.00       0.00
                                               --------     -------     --------     -------     ------
 Net asset value, end of period                $  40.97     $ 32.93     $  28.83     $ 26.99     $21.59
                                               --------     -------     --------     -------     ------

FUND TOTAL RETURN                                 40.88%      32.00%       17.04%      25.01%     44.80%

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)            $101,233     $77,448     $ 60,809     $51,764    $41,959
Ratio to average net assets:
   Expenses after waivers and
     reimbursements                                1.15%       1.29%        1.26%       1.61%      1.85%
   Expenses before waivers and
     reimbursements                                1.15%       1.29%        1.26%       1.61%      1.85%
   Net investment income (loss) after
     waivers and reimbursements                   (0.84%)     (0.82%)      (0.53%)     (0.93%)    (1.36%)
 Fund turnover rate                                71.1%       56.1%       120.6%       57.0%      65.4%



*  Based on average daily shares outstanding.

                       THE ULTRA-SMALL COMPANY MARKET FUND
                         BRSIX (Closed to New Investors)

      INVESTMENT OBJECTIVE: The Ultra -Small Company Market Fund (the "Fund") seeks to provide a long-term total return of capital, primarily through capital appreciation.


      PRINCIPAL INVESTMENT STRATEGY: The Fund aims to achieve its objective by approximating the total return of the Cap-Based Portfolio 10 Index (the "Index") published by the University of Chicago's Center for Research in Security Prices ("CRSP") over longer time periods. The Adviser normally invests more than 80% of Fund net assets in ultra-small company stocks based on company size at the time of purchase. In choosing stocks for the Fund, the Adviser seeks to match the weighting of market capitalization, sector representation, and financial characteristics of the full index of stocks. Ultra-small companies are those with a market capitalization the size of the smallest 10% of companies listed on the New York Stock Exchange, although a majority of Index and Fund stocks are traded on NASDAQ. On September 30, 2004, this group included stocks with a market capitalization up to $276 million. They are approximately one-tenth the size of companies in the widely quoted Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. Companies this size typically have 10 to 3000 employees, produce annual revenues of $5 to $500 million, and may be known for just one product or service. The Adviser also seeks to minimize the distribution of capital gains, within the constraints of the investment objective and ultra-small company focus, by offsetting capital gains with capital losses. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) Indeed, the Fund has only distributed a capital gain in two of the seven years of operations and each of the two distributions was less than 1% of net asset value. Further, the Fund had a positive return in each of the last seven fiscal years. However, by paying close attention to trading costs, the Adviser seeks to conduct its tax management without detriment to the overall Fund return. Therefore, this Fund may also be an appropriate investment for shareholders in non-taxable accounts.

      PRINCIPAL RISK FACTORS: The market price of ultra-small company shares typically exhibits much greater volatility than large-company shares and significantly greater volatility than small-company and even micro-cap company shares. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

      Ultra -small companies may:

   - have limited resources for expanding or surviving in a newly competitive environment,

   -   lack depth of management,

   -   have a limited product line, and

   - be more sensitive to economic downturns than companies with large capitalizations.

      The Fund is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

      Apart from the risk inherent in investing in ultra-small companies, there is risk that the Fund's total return may be lower than the total return of the Index that the Fund seeks to approximate. The actual return of this Fund could be lower than the Index for one or more of four reasons:

   -   operating expenses cut into returns,

   -   transaction costs reduce returns,

   - the Fund does not own all of the roughly 1,800 companies that comprise the Index, and

   - the Fund's tax management strategy could someday result in higher trading costs, or a divergence between the makeup of the Index and that of the Fund.

      WHO SHOULD INVEST: The Fund closed to new investors on August 15, 2003 with net assets of approximately $500 million. The Adviser believes that this Fund is appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. It may also be appropriate for investors in both taxable and non-taxable accounts. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

      PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund's performance has varied on a calendar year basis. The table shows how the Fund's average annual returns for various periods compare with those of a stock market index of ultra-small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                   [BAR CHART]

1998       -1.81%
1999       31.49%
2000        0.67%
2001       23.98%
2002        4.90%
2003       79.43%

Return from 1/1/04 through 9/30/04 was 3.61%.

Best Quarter: Q2 03, +30.87%      Worst Quarter: Q3 98, -22.85%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/03

                                                                                                  SINCE
                                                                                                INCEPTION
                FUND / INDEX                                  1 YEAR           5 YEAR           (7/31/97)
---------------------------------------------                 ------           ------           ---------
Bridgeway Ultra -Small Company Market Fund
 Return Before Taxes                                          79.43%           25.30%             18.80%
 Return After Taxes on Distributions (1)                      79.35%           25.21%             18.73%
 Return After Taxes on Distributions and
   Sale of Fund Shares (1)                                    67.41%           22.57%             16.79%
CRSP Cap-based Portfolio 10 Index (2) (reflects
no deductions for fees, expenses or taxes)                    90.99%           22.04%             15.81%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of roughly 1,780 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested.

Past performance (before and after taxes) does not guarantee future results.

      FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                 ULTRA-SMALL COMPANY MARKET FUND FEE TABLE (1)

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
 Sales Charge (Load) Imposed on Purchases                                            None
 Sales Charge (Load) Imposed on Reinvested Dividends                                 None
 Redemption Fees                                                             0.00% - 2.00%
 Exchange Fees                                                                       None

 ANNUAL OPERATING EXPENSES (2) (EXPENSES DEDUCTED FROM FUND ASSETS)
 Management Fees                                                                     0.50%
 Distribution (12b-1) [and / or service] Fees (3)                                    0.00%
 Other Expenses                                                                      0.17%
                                                                                     ----
   Total Annual Fund Operating Expenses                                              0.67%
 Fee Waiver (4)                                                                      0.00%
                                                                                     ----
   Net Expenses                                                                      0.67%

(1) All figures in this table are expressed as a percentage of total net assets.


(2) A 2% redemption reimbursement fee may be charged for redemptions in a down market (See page 21 for details). Separately, a 2% redemption fee will be charged for shares held less than six months.


(3) The Adviser pays all distribution (12b-1) fees.

(4) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.75%. This Agreement continues through June 30, 2005.

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

                ULTRA-SMALL COMPANY MARKET FUND EXPENSE EXAMPLE(1)

            1 Year          3 Years          5 Years         10 Years
            ------          -------          -------         --------
Expenses     $ 68            $ 214            $ 373           $ 835

(1) This fee table is based on last year's expenses. If a shareholder redeems within six months of purchase, he will pay an additional $204 in early redemption fees. Separately, if a shareholder redeems in a down market and the Board of Directors vote to impose a redemption reimbursement fee, the expenses will be $277, $441, $620, and $1,139.

      FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

              ULTRA-SMALL COMPANY MARKET FUND FINANCIAL HIGHLIGHTS

                                                  Year         Year        Year      Year        Year
                                                 Ended        Ended       Ended      Ended       Ended
                                                6/30/04      6/30/03     6/30/02    6/30/01     6/30/00
                                                --------     --------    -------    -------     -------
PER SHARE DATA
 Net Asset Value, beginning of period           $  10.98     $   8.70    $  7.22     $ 6.62      $ 4.96
                                                --------     --------    -------     ------      ------
 Income (Loss) from investment operations
  Net investment income (loss)                      0.02        (0.03)      0.00       0.05        0.03
  Net realized and unrealized gain (loss)           5.16         2.31       1.49       0.59        1.63
                                                --------     --------    -------     ------      ------
       Total from investment operations             5.18         2.28       1.49       0.64        1.66
                                                --------     --------    -------     ------      ------
 Less distributions to shareholders
  Net investment income                             0.00         0.00      (0.01)     (0.04)       0.00
  Net realized gains                               (0.04)        0.00       0.00       0.00        0.00
                                                --------     --------    -------     ------      ------
       Total distributions                         (0.04)        0.00      (0.01)     (0.04)       0.00
                                                --------     --------    -------     ------      ------
 Paid - in - capital from redemption fees           0.02          0.0       0.00        0.0        0.00
                                                --------     --------    -------     ------      ------
 Net asset value, end of period                  $ 16.14     $  10.98    $  8.70     $ 7.22      $ 6.62
                                                --------     --------    -------     ------      ------

FUND TOTAL RETURN                                  47.41%       26.21%     20.70%      9.80%      33.50%

RATIOS & SUPPLEMENTAL DATA
 Net assets, end of period (in 000s)            $816,748     $312,041    $68,824     $9,078      $2,386
 Ratio to average net assets:
   Expenses after waivers and
    reimbursements                                  0.67%        0.75%      0.75%      0.75%       0.75%
   Expenses before waivers and
    reimbursements                                  0.67%        0.85%      1.01%      1.61%       1.94%
   Net investment income (loss) after
    waivers and reimbursements                      0.11%       (0.14%)    (0.05%)     0.77%       0.53%

Fund turnover rate                                  19.4%        17.7%      55.8%     215.0%       39.5%


      ULTRA-SMALL COMPANY MARKET REDEMPTION FEE: This Fund is best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for the remaining shareholders. Shareholders who redeem within six months of a purchase will automatically incur a 2% redemption reimbursement fee. This redemption fee accrues to the Fund itself, not to the Adviser.



      In addition, the Bridgeway Funds Board of Directors reserves the right to impose a 2% redemption fee any time the S&P 500 Index (without dividends reinvested) has declined more than 5% cumulatively over the previous five trading days. For example, if the S&P 500 Index, a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested, were down more than 5% from the market close Tuesday through the market close on the following Monday, the Board may impose the redemption fee for shareholders who receive the following Tuesday's net asset value. This potential redemption fee also accrues to the Fund itself, not to the Adviser.


      Implementation of the potential fee will be communicated to shareholders both on Bridgeway Funds' website, www.bridgeway.com, and the outgoing message of its phone system (800-661-3550). The Adviser will typically make at least one attempt to contact shareholders who send their redemptions in writing to inform them of the fee and to give them the option of rescinding the redemption.

                           THE MICRO-CAP LIMITED FUND
                                 BRMCX (Closed)

      INVESTMENT OBJECTIVE: The Micro-Cap Limited Fund (the "Fund") seeks to provide a long-term total return of capital, primarily through capital appreciation.

      PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of common stocks of micro-cap companies. "Micro-cap" companies are those with a market capitalization the size of the second smallest 10% of those listed on the New York Stock Exchange, although a majority of stocks in this Fund are listed on NASDAQ rather than the New York Stock Exchange. On September 30, 2004, this group included stocks with a market capitalization between $276 and $560 million. Compared to the size companies in which most other mutual funds invest, micro -cap companies are very small. They are smaller than small cap but larger than ultra small. Companies this size typically have 100 to 9000 employees, produce annual revenues of $30 million to $1.5 billion annually, and may be known for just one product or service. The Adviser normally invests at least 80% of Fund net assets in micro-cap company stocks based on company size at time of purchase. The Adviser selects stocks for the Fund according to proprietary quantitative models that span various investment styles, including both "growth" and "value." Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden.

      FUND CLOSING COMMITMENT: The Fund is closed to new investors. It will remain closed to new investors unless net assets drop below $27.5 million and the Bridgeway Funds Board of Directors votes to re-open the Fund. The Fund closed to current shareholders on July 7, 2003 when net assets exceeded $55 million. This feature is crucial to the Fund's "focus" of investing in a smaller number of companies. Closing at a very low level of assets is also intended to keep the Fund "nimble," enabling the Adviser to purchase and sell micro -cap stocks more quickly than would otherwise be possible.

      PRINCIPAL RISK FACTORS: The market price of micro-cap shares typically exhibit much greater volatility (risk) than large-company shares. In addition, the Fund is focused on a smaller number of companies, which will also likely add to Fund volatility. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

      Micro-cap companies may:

   - have limited resources for expanding or surviving in a newly competitive environment,

   -   lack depth of management,

   -   have a limited product line, and

   - be more sensitive to economic downturns than companies with large capitalizations.

      The Fund is also subject to the risk that micro-cap company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

      The Fund is closed to all additional investments except for dividend reinvestments. For current shareholders, the Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) to a portfolio consisting primarily of large stocks. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

    PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual returns for various periods compare with those of a stock market index of micro-cap companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                   [BAR CHART]

1999        49.55%
2000         6.02%
2001        30.20%
2002       -15.67%
2003        66.97%

Return from 1/1/04 through 9/30/04 was -5.28%.

Best Quarter: Q2 99, +35.74%     Worst Quarter: Q3 02, -21.40%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/03

                                                                                              SINCE INCEP-
                                                                                                 TION
              FUND / INDEX                                  1 YEAR          5 YEAR             (6/30/98)
-----------------------------------------                   ------          ------            -----------
Bridgeway Micro-Cap Limited
 Return Before Taxes                                         66.97%          23.51%               22.77%
 Return After Taxes on Distributions (1)                     63.16%          21.45%               20.91%
 Return After Taxes on Distributions and
   Sale of Fund Shares (1)                                   55.01%          19.73%               19.26%

 CRSP Cap-based Portfolio 9 Index (2)
   (reflects no deductions for fees,
   expenses or taxes)                                        68.63%          16.06%               12.52%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The CRSP Cap -Based Portfolio 9 Index is an unmanaged index of roughly 587 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested.

Past performance (before and after taxes) does not guarantee future results.

      FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        MICRO-CAP LIMITED FUND FEE TABLE


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                          None
Sales Charge (Load) Imposed on Reinvested Dividends                               None
Redemption Fees                                                                   None
Exchange Fees                                                                     None

ANNUAL OPERATING EXPENSES (1) (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees (see page 54 for more details)                                    1.56%
Distribution (12b-1) [and / or Service] Fees (2)                                  0.00%
Other Expenses                                                                    0.23%
                                                                                  ----
  Total Annual Fund Operating Expenses                                            1.79%
Fee Waiver (3)                                                                    0.00%
                                                                                  ----
  Net Expenses                                                                    1.79%


(1) All figures in this table are expressed as a percentage of average net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 1.90%. This Agreement continues through June 30, 2005. Any change to this Fund policy would require a vote by shareholders.

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

                     MICRO-CAP LIMITED FUND EXPENSE EXAMPLE

              1 Year     3 Years          5 Years          10 Years
              ------     -------          -------          --------
Expenses      $ 182       $ 563            $ 970            $ 2,105

FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report. This report is available from Bridgeway Funds upon request.

                   MICRO-CAP LIMITED FUND FINANCIAL HIGHLIGHTS

                                                                         Year
                                                 Year         Year       Ended       Year        Year
                                                 Ended       Ended       6/30/02     Ended       Ended
                                                6/30/04     6/30/03    (restated)   6/30/01     6/30/00
                                               --------     -------    ----------   -------     -------
PER SHARE DATA
Net Asset Value, beginning of period           $  9.36      $ 10.19     $  9.92     $  7.86     $  6.38
                                               -------      -------     -------     -------     -------
Income (Loss) from investment operations
 Net Investment income (loss)*                   (0.17)       (0.11)      (0.12)      (0.05)      (0.09)
 Net realized and unrealized gain (loss)          2.49         0.01        0.87        2.53        1.87
                                               -------      -------     -------     -------     -------
      Total from investment operations            2.32        (0.10)       0.75        2.48        1.78
                                               -------      -------     -------     -------     -------
Less distributions to shareholders
 Net investment income                           (0.93)        0.00       (0.00)       0.00        0.00
 Net realized gains                               0.00        (0.73)      (0.48)      (0.42)      (0.30)
                                               -------      -------     -------     -------     -------
      Total distributions                        (0.93)       (0.73)      (0.48)      (0.42)      (0.30)
                                               -------      -------     -------     -------     -------
 Net asset value, end of period                 $10.75      $  9.36     $ 10.19     $  9.92     $  7.86
                                               -------      -------     -------     -------     -------

FUND TOTAL RETURN                                24.30%        0.93%       8.09%      33.64%      28.73%

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)            $57,750      $56,422     $57,885     $51,451     $24,773
Ratio to average net assets:
 Expenses after waivers and
   reimbursements                                 1.79%        1.90%       1.90%       1.90%       1.90%
 Expenses before waivers and
   reimbursements                                 1.79%        2.13%       1.94%       2.09%       2.36%
 Net investment income (loss) after
   waivers and reimbursements                    (1.50%)      (1.35%)     (1.22%)     (0.62%)     (1.25%)
Fund turnover rate                                98.2%        99.1%      124.0%       74.3%       86.7%

* Based on average daily shares outstanding.

                              SMALL-CAP GROWTH FUND
                              Class N Shares BRSGX
                              Class R Shares BFSGX

      INVESTMENT OBJECTIVE: The Small-Cap Growth Fund (the "Fund") seeks to provide long-term total return of capital, primarily through capital appreciation.

      PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of small stocks that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Bridgeway Funds defines "small stocks" as those companies smaller than the largest 500 U.S. companies as measured by market capitalization (stock market worth). As of October 12, 2004, this included companies smaller than $3.92 billion market capitalization. The median company size in the Bridgeway small-cap universe was $437.79 million. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Adviser selects stocks within the small-cap growth category for the Fund according to proprietary quantitative models. The Adviser normally invests more than 80% of Fund net assets in stocks from among those in the small-cap growth category at the time of purchase, although such policy is non-fundamental. However, the Adviser will not necessarily sell a stock if it "migrates" to a different category after purchase.

      While the Fund is actively managed for long-term return of capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

      Excluding turnover related to tax management, this Fund should normally have lower turnover and be more stable in composition than some of Bridgeway Funds' most aggressively managed equity funds (Aggressive Investors 1 and 2, Micro-Cap Limited and Ultra-Small Company).

      PRINCIPAL RISK FACTORS: Shareholders of the Small-Cap Growth Fund are exposed to significant stock market risk (volatility) and could lose money.

      Small-cap stocks have historically exhibited more volatility than large-cap stocks. The Fund is subject to the risk that it will underperform other kinds of investments for a period of time, especially in a market downturn. Based on historical data, such periods of underperformance may last three to five years or more.

      Since growth stocks have historically exhibited more volatility than value stocks over longer time horizons, the Fund is also subject to the risk that growth stocks will underperform other kinds of investments for a period of time, especially in a market downturn.

      If too many small companies in the Fund outgrow the Fund's small-cap mandate or if the Fund experiences extensive redemptions, the Adviser might need to sell some companies, which could create capital gains. There can be no guarantee that the Fund may not someday distribute substantial capital gains, although the Adviser strongly intends to avoid them.

      WHO SHOULD INVEST: The Adviser believes that the Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to small, growth-oriented stocks in an actively-managed fund while incurring low costs and minimizing taxable capital gains income. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

      PERFORMANCE: No performance chart or table appears in this section since the Fund does not have one full calendar year of operations.

      FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                        SMALL-CAP GROWTH FUND FEE TABLE



                                                                         Class N     Class R
                                                                         -------     -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                   None        None
Sales Charge (Load) Imposed on Reinvested Dividends                        None        None
Redemption Fees                                                            None        None
Exchange Fees                                                              None        None

ANNUAL OPERATING EXPENSES (1) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees (see page 54 for more details)                             0.60%       0.60%
Distribution (12b-1) [and/or Service] Fees (2)                             0.00%       0.25%
Other Expenses                                                             0.65%       0.59%
                                                                          -----       -----
  Total Operating Expenses                                                 1.25%       1.44%
Fee Waiver (3)                                                            (0.31%)     (0.25%)
                                                                          -----       -----
  Net Expenses                                                             0.94%       1.19%


(1) All figures in this table are expressed as a percentage of average net assets

(2) The Adviser pays all distribution (12b-1) fees on Class N shares. For Class R shares, the shareholders may pay distribution fees up to 0.25%. See the section entitled "Rule 12b-1 and Shareholder Services Fees" for more information.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.94% for Class N shares and 1.19% for Class R shares. This Agreement continues through June 30, 2005. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

              SMALL-CAP GROWTH FUND CLASS R SHARES EXPENSE EXAMPLE

             1 Year          3 Years          5 Years         10 Years
             ------          -------          -------         --------
Expenses     $ 121            $ 431            $ 763           $ 1,703

      The above table reflects expenses for Class R shares, which carry a maximum annual 12b-1 fee of 0.25%.

              SMALL-CAP GROWTH FUND CLASS N SHARES EXPENSE EXAMPLE

             1 Year          3 Years           5 Years         10 Years
             ------          -------           -------         --------
Expenses      $ 96            $ 366             $ 657           $ 1,484

      Class N shares do not carry 12b-1 fees and are available through no or low-cost mutual fund distributors and directly from the Fund. (A list of no or low-cost distributors is available through Bridgeway Funds.)

      FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

                   SMALL-CAP GROWTH FUND FINANCIAL HIGHLIGHTS

                                                Class N          Class R
                                               10/31/03(a)      10/31/03(a)
                                               to 6/30/04       to 6/30/04
                                               -----------      -----------
PER SHARE DATA

 Net Asset Value, Beginning of period          $    10.00       $    10.00
                                               ----------       ----------
 Income (Loss) from investment operations
  Net investment income (loss)*                     (0.05)           (0.05)
  Net realized and unrealized gain (loss)            0.89             0.88
                                               ----------       ----------
   Total from investment operations                  0.84             0.83
                                               ----------       ----------
 Less distributions to shareholders
  Net investment income                              0.00             0.00
  Net realized gains                                 0.00             0.00
                                               ----------       ----------
   Total distributions                               0.00             0.00
                                               ----------       ----------
 Net asset value, end of period                $    10.84       $    10.83
                                               ----------       ----------

FUND TOTAL RETURN                                    8.40%            8.30%

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)            $   37,968       $   10,412
Ratio to average net assets:
  Expenses after waivers and
   reimbursements                                    0.94%(b)         1.19%(b)
  Expenses before waivers and
   reimbursements                                    1.25%(b)         1.44%(b)
  Net investment income (loss) after
   waivers and reimbursements                       (0.74%)(b)       (0.99%)(b)

Fund turnover rate                                   16.6%            16.6%

-------------
(a)   October 31, 2003 was the Fund's inception date.

(b)   Annualized for periods less than a year.

* Based on average daily shares outstanding.

                              SMALL-CAP VALUE FUND
                              Class N Shares BRSVX
                              Class R Shares BFSVX

      INVESTMENT OBJECTIVE: The Small-Cap Value Fund (the "Fund") seeks to provide long-term total return of capital, primarily through capital appreciation.

      PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of small stocks that are listed on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Bridgeway Funds defines "small stocks" as those companies smaller than the largest 500 U.S. companies as measured by market capitalization (stock market worth). As of October 12, 2004, this included companies smaller than $3.92 billion market capitalization. The median company size in the Bridgeway small-cap universe was $437.79 million. Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. The Adviser selects stocks within the small-cap value category for the Fund according to proprietary quantitative models. The Adviser normally invests more than 80% of Fund net assets in stocks from among those in the small-cap value category at the time of purchase, although such policy is non-fundamental. However, the Adviser will not necessarily sell a stock if it "migrates" to a different category after purchase.

      While the Fund is actively managed for long-term total return of capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

      Excluding turnover related to tax management, this Fund should normally have lower turnover and be more stable in composition than some of Bridgeway Funds' most aggressively managed equity funds (Aggressive Investors 1 and 2, Micro-Cap Limited, and Ultra-Small Company.)

      PRINCIPAL RISK FACTORS: Shareholders of the Small-Cap Value Fund are exposed to above average stock market risk (volatility) and could lose money.

      Small-cap stocks have historically exhibited more volatility than large-cap stocks. The Fund is subject to the risk that it will underperform other kinds of investments for a period of time, especially in a market downturn. Based on historical data, such periods of underperformance may last three to five years or more.

      Although value stocks have historically exhibited less volatility than growth companies over longer timeframes, this trend is not true in every shorter period. This might not be true in the future and is unlikely to offset the additional volatility associated with small-cap stocks in general.

      If too many small companies in the Fund outgrow the Fund's small-cap mandate or if the Fund experiences extensive redemptions, the Adviser might need to sell some companies, which could create capital gains. There can be no guarantee that the Fund may not someday distribute substantial capital gains, although the Adviser strongly intends to avoid them.

      WHO SHOULD INVEST: The Adviser believes that this Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to small, value-oriented stocks in an actively-managed fund, while incurring low costs and minimizing taxable capital gains income. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

      PERFORMANCE: No performance chart or table appears in this section since the Fund does not have one full calendar year of operations.

      FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                         SMALL-CAP VALUE FUND FEE TABLE


                                                                       Class N    Class R
                                                                       -------    -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge (Load) Imposed on Purchases                                  None       None
Sales Charge (Load) Imposed on Reinvested Dividends                       None       None
Redemption Fees                                                           None       None
Exchange Fees                                                             None       None

ANNUAL OPERATING EXPENSES (1) (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees (see page 54 for more details)                            0.60%      0.60%
Distribution (12b-1) [and/or Service] Fees(2)                             0.00%      0.25%
Other Expenses                                                            0.89%      0.79%
                                                                       -------    -------
 Total Operating Expenses                                                 1.49%      1.64%
Fee Waiver(3)                                                            (0.55%)    (0.45%)
                                                                       -------    -------
 Net Expenses                                                             0.94%      1.19%


(1) All figures in this table are expressed as a percentage of average net assets.

(2) The Adviser pays all distribution (12b-1) fees on Class N shares. For Class R shares, the shareholders may pay distribution fees up to 0.25%. See the section entitled "Rule 12b-1 and Shareholder Services Fees" for more information.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.94% for Class N shares and 1.19% for Class R shares. This Agreement continues through June 30, 2005. Any material change to this Fund policy would require a vote by shareholders.

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

               SMALL-CAP VALUE FUND CLASS R SHARES EXPENSE EXAMPLE

                                        1 Year   3 Years   5 Years     10 Years
                                        ------   -------   -------     --------
Expenses                                $  121   $   473   $   849     $  1,906

      The above table reflects expenses for Class R shares, which carry a maximum annual 12b-1 fee of 0.25%.

               SMALL-CAP VALUE FUND CLASS N SHARES EXPENSE EXAMPLE

                                        1 Year   3 Years   5 Years   10 Years
                                        ------   -------   -------   --------
Expenses                                $   96   $   417   $   761   $  1,732

Class N shares do not carry 12b-1 fees and are available through no or low-cost mutual fund distributors and directly from the Fund. (A list of no or low-cost distributors is available through Bridgeway Funds.)

      FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

                    SMALL-CAP VALUE FUND FINANCIAL HIGHLIGHTS

                                                  Class N          Class R
                                                 10/31/03(a)      10/31/03(a)
                                                 to 6/30/04       to 6/30/04
                                                 -----------      -----------
PER SHARE DATA

 Net Asset Value, Beginning of period            $    10.00       $    10.00
                                                 ----------       ----------
 Income (Loss) from investment operations
   Net investment income (loss)*                      (0.03)           (0.04)
   Net realized and unrealized gain (loss)             0.49             0.48
                                                 ----------       ----------
     Total from investment operations                  0.46             0.44
                                                 ----------       ----------
 Less distributions to shareholders
   Net investment income                               0.00             0.00
   Net realized gains                                  0.00             0.00
                                                 ----------       ----------
     Total distributions                               0.00             0.00
                                                 ----------       ----------
 Net asset value, end of period                  $    10.46       $    10.44
                                                 ----------       ----------

FUND TOTAL RETURN                                      4.60%            4.40%

RATIOS & SUPPLEMENTAL DATA

Net assets, end of period (in 000s)              $   28,193       $    4,701
Ratio to average net assets:
   Expenses after waivers and
     reimbursements                                    0.94%(b)         1.19%(b)
   Expenses before waivers and
     reimbursements                                    1.49%(b)         1.64%(b)
   Net investment income (loss) after
     waivers and reimbursements                       (0.42%)(b)       (0.67%)(b)

Fund turnover rate                                     20.5%            20.5%

-----------
(a)   October 31, 2003 was the Fund's inception date.

(b)   Annualized for periods less than a year.

* Based on average daily shares outstanding.

                              LARGE-CAP GROWTH FUND
                              Class N Shares BRLGX
                              Class R Shares BFLGX

      INVESTMENT OBJECTIVE: The Large-Cap Growth Fund (the "Fund") seeks to provide long-term total return of capital, primarily through capital appreciation.

      PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of large stocks that are listed on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Bridgeway Funds defines "large stocks" as the largest 500 U.S. companies as measured by market capitalization (stock market worth). As of October 12, 2004, this included companies larger than $3.92 billion market capitalization. The median company size in the Bridgeway large-cap universe was $10.26 billion. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Adviser selects stocks within the large-cap growth category for the Fund according to proprietary quantitative models. More than 80% of Fund net assets are invested in stocks from among those in the large-cap growth category at the time of purchase, although such policy is non-fundamental. However, the Adviser will not necessarily sell a stock if it "migrates" to a different category after purchase.

      While the Fund is actively managed for long-term total return of capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price. A capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

      Excluding turnover related to tax management, the Fund should normally have lower turnover and be more stable in composition than some of Bridgeway Funds' most aggressively managed equity funds (Aggressive Investors 1 and 2, Micro-Cap Limited, and Ultra-Small Company.)

      PRINCIPAL RISK FACTORS: Shareholders of the Large-Cap Growth Fund are exposed to significant stock market risk (volatility) and could lose money.

      Since growth stocks have historically exhibited more volatility than value stocks over longer time horizons, the Fund is subject to the risk that growth stocks will underperform other kinds of investments for a period of time, especially in a market downturn. Based on historical data, such periods of underperformance may last three to five years or more.

      In addition, large-cap stocks have tended to recover more slowly than small-cap stocks from a market downturn. Consequently, the Fund may expose shareholders to higher inflation risk (the risk that the Fund value will not keep up with inflation) than some other stock market segments.

      WHO SHOULD INVEST: The Adviser believes that the Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want to invest in large, growth-oriented stocks in an actively-managed fund while incurring low costs and minimizing taxable capital gains income. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

      PERFORMANCE: No performance chart or table appears in this section since the Fund does not have one full calendar year of operations.

      FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                         LARGE-CAP GROWTH FUND FEE TABLE




                                                                                Class N    Class R
                                                                                -------    -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge (Load) Imposed on Purchases                                           None       None
Sales Charge (Load) Imposed on Reinvested Dividends                                None       None
Redemption Fees                                                                    None       None
Exchange Fees                                                                      None       None

ANNUAL OPERATING EXPENSES(1) (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees (see page 54 for more details)                                     0.50%      0.50%
Distribution (12b-1) [and/or Service] Fees(2)                                      0.00%      0.25%
Other Expenses                                                                     0.63%      0.54%
                                                                                -------    -------
 Total Operating Expenses                                                          1.13%      1.29%
Fee Waiver(3)                                                                     (0.29%)    (0.20)%
                                                                                -------    -------
 Net Expenses                                                                      0.84%      1.09%


(1) All figures in this table are expressed as a percentage of average net assets.

(2) The Adviser pays all distribution (12b-1) fees on Class N shares. For Class R shares, the shareholders may pay distribution fees up to 0.25%. See the section entitled "Rule 12b-1 and Shareholder Services Fees" for more information.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.84% for Class N shares and 1.09% for Class R shares. This Agreement continues through June 30, 2005. Any material change to this Fund policy would require a vote by shareholders.

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

              LARGE-CAP GROWTH FUND CLASS R SHARES EXPENSE EXAMPLE

                         1 Year         3 Years          5 Years        10 Years
                         ------         -------          -------        --------
Expenses                 $  111         $   389          $   688        $  1,537

      The above table reflects expenses for Class R shares, which carry a maximum annual 12b-1 fee of 0.25%.

              LARGE-CAP GROWTH FUND CLASS N SHARES EXPENSE EXAMPLE

                         1 Year         3 Years          5 Years        10 Years
                         ------         -------          -------        --------
Expenses                 $   86         $   330          $   594        $  1,347

Class N shares do not carry 12b-1 fees and are available through no or low-cost mutual fund distributors and directly from the Fund. (A list of no or low-cost distributors is available through Bridgeway Funds).

      FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

                   LARGE-CAP GROWTH FUND FINANCIAL HIGHLIGHTS

                                                  Class N           Class R
                                                 10/31/03(a)       10/31/03(a)
                                                 to 6/30/04        to 6/30/04
                                                 -----------       -----------
PER SHARE DATA

  Net Asset Value, Beginning of period
  Income (Loss) from investment operations       $    10.00        $    10.00
    Net investment income (loss)*                     (0.01)            (0.08)
    Net realized and unrealized gain (loss)            0.64              0.70
                                                 ----------        ----------
      Total from investment operations                 0.63              0.62
                                                 ----------        ----------
  Less distributions to shareholders
    Net investment income                              0.00              0.00
    Net realized gains                                 0.00              0.00
                                                 ----------        ----------
      Total distributions                              0.00              0.00
                                                 ----------        ----------
  Net asset value, end of period                 $    10.63        $    10.62
                                                 ----------        ----------

FUND TOTAL RETURN                                      6.30%             6.20%

RATIOS & SUPPLEMENTAL DATA

Net assets, end of period (in 000s)              $   39,532        $   12,495
Ratio to average net assets:
    Expenses after waivers and
      reimbursements                                   0.84%(b)          1.09%(b)
    Expenses before waivers and
      reimbursements                                   1.13%(b)          1.29%(b)
    Net investment income (loss) after
      waivers and reimbursements                      (0.09%)(b)        (0.34%)(b)

Fund turnover rate                                      6.7%              6.7%

---------------
(a)   October 31, 2003 was the Fund's inception date.

(b)   Annualized for periods less than a year.

* Based on average daily shares outstanding.

                              LARGE-CAP VALUE FUND
                              Class N Shares BRLVX
                              Class R Shares BFLVX

      INVESTMENT OBJECTIVE: The Large-Cap Value Fund ("Fund") seeks to provide long-term total return of capital, primarily through capital appreciation and some income.

      PRINCIPAL INVESTMENT STRATEGY: The Fund invests in a diversified portfolio of large stocks that are listed on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Bridgeway Funds defines "large stocks" as the largest 500 U.S. companies as measured by market capitalization (stock market worth). As of October 12, 2004, this included companies larger than $3.92 billion market capitalization. The median company size in the Bridgeway large-cap universe was $10.26 billion. Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. The Adviser selects stocks within the large-cap value category for the Fund according to proprietary quantitative models. More than 80% of the Fund's net assets are invested in stocks from among those in the large-cap value category at the time of purchase, although such policy is non-fundamental. However, the Adviser will not necessarily sell a stock if it "migrates" to a different category after purchase.

      While the Fund is actively managed for long-term total return, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

      Excluding turnover related to tax management, the Fund should normally have lower turnover and be more stable in composition than some of Bridgeway Funds' most aggressively managed equity funds (Aggressive Investors 1 and 2, Micro-Cap Limited, and Ultra-Small Company).

      The income objective of the Fund, which is a secondary objective, is achieved almost exclusively from dividends paid by Fund stocks. However, not all Fund stocks pay dividends.

      PRINCIPAL RISK FACTORS: Shareholders of the Large-Cap Value Fund are exposed to significant stock market risk (volatility) and could lose money.


      While large-cap value stocks have historically exhibited less volatility than small stocks over longer time horizons, the Fund is subject to the risk that large-cap value stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last three to five years or more.

      In addition, large-cap stocks have tended to recover more slowly than small-cap stocks from a market downturn. Consequently, the Fund may expose shareholders to higher inflation risk (the risk that the Fund's value will not keep up with inflation) than some other stock market segments.

      WHO SHOULD INVEST: The Adviser believes that the Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to large, value-oriented stocks in an actively-managed fund while incurring low costs and minimizing taxable capital gains income. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

      PERFORMANCE: No performance chart or table appears in this section since the Fund does not have one full calendar year of operations.

      FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                         LARGE-CAP VALUE FUND FEE TABLE

                                                                                 Class N    Class R
                                                                                 -------    -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge (Load) Imposed on Purchases                                           None       None
Sales Charge (Load) Imposed on Reinvested Dividends                                None       None
Redemption Fees                                                                    None       None
Exchange Fees                                                                      None       None

ANNUAL OPERATING EXPENSES (1) (AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees (see page 54 for more details)                                      0.50%      0.50%
Distribution (12b-1) [and/or Service] Fees(2)                                       0.00%      0.25%
Other Expenses                                                                      1.02%      0.99%
                                                                                 -------    -------
 Total Operating Expenses                                                           1.52%      1.74%
Fee Waiver(3)                                                                      (0.68%)    (0.65%)
                                                                                 -------    -------
 Net Expenses                                                                       0.84%      1.09%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) The Adviser pays all distribution (12b-1) fees on Class N shares. For Class R shares, the shareholders may pay distribution fees up to 0.25%. See the section entitled "Rule 12b-1 and Shareholder Services Fees" for more information.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.84% for Class N shares and 1.09% for Class R shares. This Agreement continues through June 30, 2005. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

               LARGE-CAP VALUE FUND CLASS R SHARES EXPENSE EXAMPLE

                1 Year      3 Years    5 Years     10 Years
                ------      -------    -------     --------
Expenses        $  111      $   485    $   883     $  1,998

  The above table reflects expenses for Class R shares, which carry a maximum annual 12b-1 fee of 0.25%.

               LARGE-CAP VALUE FUND CLASS N SHARES EXPENSE EXAMPLE


                1 Year      3 Years    5 Years     10 Years
                ------      -------    -------     --------
Expenses        $   86      $   414    $   764     $  1,755

Class N shares do not carry 12b-1 fees and are available through no or low-cost mutual fund distributors and directly from the Fund. (A list of no or low-cost distributors is available through Bridgeway Funds.)

      FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

                    LARGE-CAP VALUE FUND FINANCIAL HIGHLIGHTS

                                                  Class N          Class R
                                                 10/31/03(a)      10/31/03(a)
                                                 to 6/30/04       to 6/30/04
                                                 -----------      -----------
PER SHARE DATA

  Net Asset Value, Beginning of period
  Income (Loss) from investment operations       $    10.00       $    10.00
    Net investment income (loss)*                      0.03             0.01
    Net realized and unrealized gain (loss)            1.08             1.08
                                                 ----------       ----------
      Total from investment operations                 1.11             1.09
                                                 ----------       ----------
  Less distributions to shareholders
    Net investment income                              0.00             0.00
    Net realized gains                                 0.00             0.00
                                                 ----------       ----------
      Total distributions                              0.00             0.00
                                                 ----------       ----------
  Net asset value, end of period                 $    11.11       $    11.09
                                                 ----------       ----------

FUND TOTAL RETURN                                     11.10%           10.90%

RATIOS & SUPPLEMENTAL DATA

Net assets, end of period (in 000s)              $   20,598       $    3,230
Ratio to average net assets:
    Expenses after waivers and
      reimbursements                                   0.84%(b)         1.09%(b)
    Expenses before waivers and
      reimbursements                                   1.52%(b)         1.74%(b)
    Net investment income (loss) after
      waivers and reimbursements                       0.86(b)          0.55(b)

Fund turnover rate                                     11.3%            11.3%

-------------
(a)   October 31, 2003 was the Fund's inception date.

(b)   Annualized for periods less than a year.

* Based on average daily shares outstanding.

                           THE BLUE CHIP 35 INDEX FUND

                                      BRLIX

      INVESTMENT OBJECTIVE: The Blue Chip 35 Index Fund (the "Fund") seeks to provide a long-term total return of capital, primarily through capital appreciation, but also some income.

      PRINCIPAL INVESTMENT STRATEGY: The Fund seeks to achieve this objective by approximating the total return of the Bridgeway Ultra-Large 35 Index (the "Index"), a proprietary Index composed by the Adviser, while minimizing the distribution of capital gains and minimizing costs. Bridgeway Funds defines "ultra-large" as the largest 150 U.S. companies as defined by market capitalization, more commonly known as "blue chip." The Adviser normally invests more than 80% of Fund net assets in blue chip company stocks. As of June 30, 2004, more than 99% of the Fund's net assets were invested this way. The Fund invests in the stocks that comprise the Index and seeks to match the Index composition and weighting. Similar to other index funds, the actual return of this Fund will likely underperform the Bridgeway Ultra-Large 35 Index long term by an amount similar to the Fund expenses and transaction costs over the long term. The Adviser intends to minimize this difference or "tracking error" by carefully managing costs, reimbursing expenses over 0.15% annually, keeping Fund turnover and transaction expenses low, strongly discouraging market timers and short-term traders from investing in the Fund, and potentially imposing a redemption fee in a market downturn. The income objective of this Fund, which is a secondary objective, is achieved almost exclusively from dividends paid by Fund companies. However, not all of the companies in the Index pay dividends.

      INDEX COMPOSITION: Thirty-five of the largest U.S. companies make up the vast majority of this roughly equally weighted Index, after excluding any tobacco companies and ensuring reasonable industry diversification. In order to achieve the balance of a "roughly equally weighted" index, more weight is periodically given to the stocks with the greatest decline in price. This contrasts with most other "market-cap weighted" indexes, which give more weight to the stocks that have appreciated the most in price. Thus, the Bridgeway Ultra-Large 35 Index is a more "contrarian" or "value-oriented" index structure. Other "market-cap weighted" indexes have characteristics more similar to a "momentum" structure, that is , the more an individual company in the index goes up in price, the higher the weighting assigned to that stock in the index.

      At the time of Index rebalancing in December 2001, the Index included all 23 of the largest U.S. companies, excluding one tobacco company. These companies are huge, "blue-chip," well-known names. As of June 30, 2004, Index companies ranged from $27 to $338 billion in market capitalization (market size). The Bridgeway Ultra-Large 35 Index is compiled by Bridgeway Capital Management,
Inc. with taxable accounts in mind. The Index's company composition is rebalanced approximately every two or three years rather than annually and the Adviser anticipates rebalancing during fiscal year 2005. This strategy keeps Index turnover lower than a majority of other indexes.

                                  TRANSLATION

                              What Are the "Active"
                               Blue Chip Companies
                               in the Index as of
                               September 30, 2004?

3M Company American Int'l Group Bank of America Berkshire Hathaway Bristol Myers Squibb Chevron Texaco Cisco Systems Citigroup Coca-Cola Comcast Dell Computer E.I. Du Pont de Nemours Eli Lilly Exxon/Mobil Fannie Mae Ford General Electric Hewlett-Packard Home Depot Intel IBM Johnson & Johnson McDonalds Merck Microsoft Oracle Pepsico Pfizer Procter & Gamble SBC Communications Texas Instruments Time Warner United Parcel Service Verizon Communications Wal-Mart Wells Fargo and Co

      PRINCIPAL RISK FACTORS: Shareholders of this Fund are exposed to significant stock market related risk (volatility) and could lose money.

      While large companies tend to exhibit less price volatility than small stocks, historically they have not recovered as fast from a market decline. Consequently, this Fund may expose shareholders to higher inflation risk (the risk that the Fund value will not keep up with inflation) than some other stock market investments.

      The Fund is also subject to the risk that blue chip company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last five years or more.

      WHO SHOULD INVEST: The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who want to invest in large U.S. companies, incurring low costs, and minimizing their own taxable capital gains income. Due to the low-cost nature of the Fund, it may also be appropriate for long-term investors in tax-deferred accounts, such as IRAs. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS, THOSE TRYING TO TIME THE MARKET, OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

      PERFORMANCE: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund's performance has varied on a calendar year basis . The table shows how the Fund's average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

                 YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                   [BAR CHART]

1998       39.11%
1999       30.34%
2000      -15.12%
2001      - 9.06%
2002      -18.02%
2003       28.87%

Return from 1/1/04 through 9/30/04 was-3.85%.

Best Quarter: Q4 98, +25.33%          Worst Quarter: Q3 02, -15.35%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/03

                                                                             SINCE
                                                                           INCEPTION
                FUND / INDEX                     1 YEAR       5 YEAR       (7/31/97)
---------------------------------------------    ------       ------       ---------
Bridgeway Blue Chip 35 Index Fund
Return Before Taxes                               28.87%        1.23%           6.28%
Return After Taxes on Distributions(1)            28.70%        0.81%           5.91%
Return After Taxes on Distributions and
  Sale of Fund Shares(1)                          22.89%        0.76%           5.19%
S&P 500 Index(2) (reflects no deductions for
fees, expenses or taxes)                          28.68%       -0.57%           3.91%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than other return figures. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested.

Past performance (before and after taxes) does not guarantee future results.

      FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                      BLUE CHIP 35 INDEX FUND FEE TABLE(1)

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

Sales Charge (Load) Imposed on Purchases                               None
Sales Charge (Load) Imposed on Reinvested Dividends                    None
Redemption Fees(2)                                                 0.00% - 1.00%
Exchange Fees                                                          None

ANNUAL OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

Management Fees                                                        0.08%
Distribution (12b-1) [and / or service] Fees(3)                        0.00%
Other Expenses                                                         0.50%
                                                                      -----
 Total Annual Fund Operating Expenses                                  0.58%
Fee Waiver(4)                                                         (0.43%)
                                                                      ------
 Net Expenses                                                           0.15%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) There were no redemption reimbursement fees charged in the most recent fiscal year; however, a 1% redemption reimbursement fee may be charged for redemptions as determined by the Board in a down market. (See page 47 for details).

(3) The Adviser pays all distribution (12b-1) fees.

(4) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.15%. This Agreement continues through June 30, 2005. Any change to this Fund policy would require a vote by shareholders.

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                   BLUE CHIP 35 INDEX FUND EXPENSE EXAMPLE(1)

                  1 Year           3 Years          5 Years          10 Years
                  ------           -------          -------          --------
expenses          $   15           $   142          $   281          $    685

(1) This fee is based on last year expenses. However, if a shareholder redeemed in a down market when the Board of Directors voted to impose the redemption fee, the expenses would be $120, $257, $405, and $839.

      FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by

PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

                  BLUE CHIP 35 INDEX FUND FINANCIAL HIGHLIGHTS

                                                  Year            Year             Year           Year            Year
                                                 Ended           Ended            Ended          Ended           Ended
                                                6/30/04          6/30/03         6/30/02        6/30/01         6/30/00
                                             -------------    ------------    ------------    ------------    ------------
PER SHARE DATA

Net Asset Value, beginning of period         $        6.14    $       5.93    $       7.23    $       8.77    $       7.91
                                             -------------    ------------    ------------    ------------    ------------
Income (Loss) from investment operations
  Net Investment income (loss)*                       0.10            0.09            0.09            0.09            0.08
  Net realized and unrealized gain(loss)              0.83            0.21           (1.31)          (1.54)           0.85
                                             -------------    ------------    ------------    ------------    ------------
    Total from investment operations                  0.93            0.30           (1.22)          (1.45)           0.93
                                             -------------    ------------    ------------    ------------    ------------
Less distributions to shareholders
  Net investment income                              (0.05)          (0.09)          (0.08)          (0.09)          (0.07)
  Net realized gains                                  0.00            0.00            0.00            0.00            0.00
                                             -------------    ------------    ------------    ------------    ------------
    Total distributions                              (0.05)          (0.09)          (0.08)          (0.09)          (0.07)
                                             -------------    ------------    ------------    ------------    ------------
  Net asset value, end of period             $        7.02    $       6.14    $       5.93    $       7.23    $       8.77
                                             -------------    ------------    ------------    ------------    ------------

FUND TOTAL RETURN                                    15.20%           5.13%         -17.01%         -16.61%          11.74%

RATIOS & SUPPLEMENTAL DATA

  Net assets, end of period (in 000s)        $      35,960    $      7,763    $      5,532    $      5,975    $      7,365
  Ratio to average net assets:
    Expenses after waivers and
     reimbursements                                   0.15%           0.15%           0.15%           0.15%           0.15%
    Expenses before waivers and
     reimbursements                                   0.58%           1.07%           0.93%           0.68%           0.47%
    Net investment income (loss) after
     waivers and reimbursements                       1.64%           1.65%           1.35%           1.15%           0.98%

Fund turnover rate                                     5.3%           24.9%           40.8%           24.0%           25.9%

* Based on average daily shares outstanding.

      BLUE CHIP 35 INDEX REDEMPTION FEE: This Fund is best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for remaining shareholders. Consequently, the Bridgeway Funds Board of Directors reserves the right to impose a 1% redemption fee any time the S&P 500 Index (without dividends reinvested) has declined more than 5% cumulatively over the previous five trading days. For example, if the S&P 500 Index were down more than 5% from the market close Tuesday through the market close on the following Monday, the Board may impose the redemption fee for shareholders who receive the following Tuesday's net asset value. Implementation of the fee will be communicated to shareholders both on Bridgeway Funds' website, www.bridgeway.com, and the outgoing message of its phone system (800-661-3550). The Adviser will typically make at least one attempt to contact shareholders who send their redemptions in writing to inform them of the fee and to give them the option of rescinding the redemption. This fee accrues to the Fund itself, not to the Adviser.

                                THE BALANCED FUND
                                      BRBPX

      INVESTMENT OBJECTIVE: The Balanced Fund (the "Fund") seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market.

                                   TRANSLATION

                           What is "short-term risk?"

      As it applies to the investment objective, short-term risk is both "market risk" (or "beta") and "downside risk." A fund beta of 40% means that when the stock market declines, for example, 10%, one would expect an average corresponding decrease of 4% in the fund. "Downside risk" is independent of the timing of stock market moves. A "downside risk" of 40% means that the total of all negative monthly fund returns would be four-tenths the magnitude of all negative monthly stock market returns, although the timing of these declines could vary. For purposes of risk measurement, the S&P 500 Index serves as a proxy for the stock market.

      PRINCIPAL INVESTMENT STRATEGY: The Fund uses two main strategies. The first is option writing, a strategy in which one sells covered calls or secured put options. Up to 75% of Fund assets may be invested in option writing. In most market environments, covered calls and secured puts afford the investor some "cushion" against a stock market decline but more limited appreciation potential in a stock market rise. The Fund may invest in common stocks and write options on any size companies on which options are traded on a national securities exchange. The Adviser selects stocks for the Fund according to proprietary quantitative models that span various investment styles including both "growth" and "value." Growth stocks have faster increasing sales and earnings. Value stocks are those priced cheaply relative to some financial measures of worth. The Adviser may also select stocks and options according to a more passive strategy, including investing in stock market index futures and options. The Fund will write options in the amounts the Adviser believes is appropriate in achieving its investment objective. Balanced Fund may also purchase or sell any financial (but not commodity) futures, puts, or calls within the scope of its investment objective and strategy. These instruments can be used to hedge away cash, manage market risk, dampen volatility in line with its investment objective, arbitrage the difference between stocks and futures and create synthetic option positions. Options and futures can be volatile investments and may not perform as expected.

                                   TRANSLATION

                    What are covered calls and secured puts?

      Relative to owning stocks, covered calls or secured puts generally have significantly more limited upside and somewhat more limited downside exposure to stock market movements. A call is a contract to purchase a set number of shares of a stock on a certain future date at a specified price. The Fund will sell a call only on a stock that the Fund owns or against a longer term call with a lower strike price. This is called a "covered" call. A put is a contract to sell a set number of shares of a stock (called the "underlying stock") on a certain future date at a specified price. A "secured put" indicates that the Fund owns cash or cash equivalents equal to the value of the underlying stock; holding this cash is a way of limiting the risk and the magnification of risk inherent in options.

                                   TRANSLATION

                          How does this Fund compare to
                            most bond funds and other
                                 balanced funds?

      Historically, two types of mutual funds have had volatility comparable to that targeted by this Fund - bond funds and balanced funds (those blending stocks, bonds, and cash). With a minority of its assets in intermediate- and long-term bonds, this Fund should be significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor strongly present in most bond funds. The Fund's option writing strategy, on the other hand, limits the volatility inherent in the stock investments of most balanced funds. The Adviser seeks to keep a higher portion of the returns historically associated with stocks over longer periods with a level of short-term risk more commonly associated with bond funds. Thus, the Fund seeks to provide an efficient trade-off between short-term risk and return.

      The second main strategy is fixed-income investments. The Adviser normally invests at least 25% of the Fund's total assets in fixed-income securities: U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs), and/or other fixed-income instruments. The proportions and durations held in the various fixed-income securities may be revised in light of the Adviser's appraisal of the relative yields of securities in the various market sectors, the investment prospects for issuers, and other considerations. In addition, the Fund's strategy with respect to credit rating may vary over time. In selecting fixed-income securities, the Adviser may consider many factors, including yield to maturity, quality, liquidity, current yield, and capital appreciation potential. The Adviser anticipates that fixed income investments will largely be limited to U.S. government securities and high quality corporate debt.

      To summarize, selling covered call and secured put options reduces the Fund's volatility and provides some cash flow, which is the Fund's primary source of return. The combination of stock and fixed-income investments and the steady cash flow from the sale of call and put options is designed to provide the Fund with more stable returns over a wide range of fixed-income and equity market environments.

      PRINCIPAL RISK FACTORS: The Fund's stock holdings are subject to market risk, the risk of a stock market decline. Stock prices may decline over short or even extended periods of time. The protective qualities inherent in option writing are partial. In addition, the Adviser may not always write options on the full number of shares of stock it owns, thus exposing the Fund to the full market risk of these shares.

      Another important risk is that the individual stocks in the Fund may not perform as well as expected.

      The Fund invests in companies of any size for which exchange-traded options are available. Small companies are more vulnerable to financial and other risks than large companies.

      The Fund's fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principal. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher-yielding bond, resulting in a lower-paying yield.

      A covered call position will result in a loss on its expiration date if the underlying stock price has fallen since the purchase by an amount greater than the price for which the option was sold. Thus, the Fund's option strategies may not fully protect it against declines in the value of its stocks. In addition, the option writing strategy limits the upside profit potential normally associated with stocks. Options are also inherently more complex, requiring a higher level of training for the Fund manager and support personnel.

      In summary, the Fund could experience a loss in the stock, option, and fixed-income portions of its holdings at the same time. Thus, the value of your investment in the Fund may go up or down, which means that you could lose money.

      WHO SHOULD INVEST: The Adviser believes that this Fund is appropriate as a mid to long-term investment (at least three years or more) for conservative investors who are willing to accept some stock market risk. It may also be appropriate as a diversifier to a long-term portfolio comprised of stocks, bonds, and other investments. IT IS NOT AN APPROPRIATE INVESTMENT FOR SHORT-TERM INVESTORS OR THOSE WHO WOULD PANIC DURING A MAJOR MARKET OR FUND CORRECTION.

      PERFORMANCE: The bar chart below shows the Fund's performance for the two full calendar years since inception. However, in future years multiple bars will provide an indication of risk. The table below the chart shows how the Fund's average annual returns for one year and since inception compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

                YEAR BY YEAR % RETURNS AS OF 12/31 OF EACH YEAR

                                  [BAR CHART]

2002        -3.51%
2003        17.82%

Return from 1/1/04 through 9/30/04 was  - 0.80%.

Best Quarter: Q2 03, +8.30%          Worst Quarter: Q3 01, -7.70%

                  AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/03

                                                                          SINCE
                                                                        INCEPTION
                        FUND / INDEX                       1 YEAR       (6/30/01)
--------------------------------------------------------   ------       ---------
Bridgeway Balanced
 Return Before Taxes                                        17.82%         4.28%
 Return After Taxes on Distributions(1)                     17.63%         4.02%
 Return After Taxes on Distributions and Sale of Fund
  Shares(1)                                                 14.93%         3.44%

Bloomberg/EFFAS Bond Index(3) (reflects no deductions
 for fees, expenses or taxes)                                2.07%         4.85%
S&P 500 Index (2) (reflects no deductions for fees,
 expenses or taxes)                                         28.68%        -2.16%
Balanced Benchmark(4) (reflects no deductions for fees,
 expenses or taxes)                                         10.26%         2.13%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than other return figures. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested.

(3) The Bloomberg/EFFAS Index is a transparent benchmark for the total return of the one- to three-year U.S. Government bond market.

(4) Balanced Benchmark is a combined index, computed by the Adviser, of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% the Bloomberg/ EFFAS U.S. Government one- to three-year Total Return Bond Index.

Past performance does not guarantee future results.

      FEES AND EXPENSES OF THE FUND: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                             BALANCED FUND FEE TABLE

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases                                   None
Sales Charge (Load) Imposed on Reinvested Dividends                        None
Redemption Fees                                                            None
Exchange Fees                                                              None

ANNUAL OPERATING EXPENSES(1) (EXPENSES DEDUCTED FROM FUND ASSETS)
Management Fees                                                            0.60%
Distribution (12b-1) [and / or Service] Fees(2)                            0.00%
Other Expenses                                                             0.91%
                                                                          -----
 Total Annual Fund Operating Expenses                                      1.51%
Fee Waiver(3)                                                             (0.57%)
                                                                          -----
  Net Expenses                                                             0.94%

(1) All figures in this table are expressed as a percentage of average net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to reimburse expenses, if necessary, to ensure net expenses do not exceed 0.94%. This Agreement continues through June 30, 2005. Any material change to this Fund policy would require a vote by shareholders.

      The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          BALANCED FUND EXPENSE EXAMPLE

                     1 Year          3 Years         5 Years         10 Years
                     ------          -------         -------         --------
Expenses             $   96          $   421         $   770         $  1,753

      FINANCIAL HIGHLIGHTS: The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available from Bridgeway Funds upon request.

                       BALANCED FUND FINANCIAL HIGHLIGHTS

                                                               Year             Year            Year
                                                               Ended           Ended           Ended
                                                              6/30/04         6/30/03         6/30/02       6/30/01(a)
                                                           -------------    ------------    ------------    ----------
PER SHARE DATA
Net Asset Value, beginning of period                       $       10.05    $       9.87    $      10.00    $    10.00
                                                           -------------    ------------    ------------    ----------
Income (Loss) from investment operations
  Net Investment income (loss)*                                     0.06            0.10            0.04          0.00
  Net realized and unrealized gain (loss)                           1.24            0.15           (0.12)         0.00
                                                           -------------    ------------    ------------    ----------
    Total from investment operations                                1.30            0.25           (0.08)         0.00
                                                           -------------    ------------    ------------    ----------
Less distributions to shareholders
  Net investment income                                            (0.05)          (0.06)          (0.05)         0.00
  Net realized gains                                                0.00           (0.01)           0.00          0.00
                                                           -------------    ------------    ------------    ----------
    Total distributions                                            (0.05)          (0.07)          (0.05)         0.00
                                                           -------------    ------------    ------------    ----------
Net asset value, end of period                             $       11.30    $      10.05    $       9.87    $    10.00
                                                           -------------    ------------    ------------    ----------

FUND TOTAL RETURN                                                  12.94%           2.57%          -0.80%         0.00%

RATIOS & SUPPLEMENTAL DATA
Net assets, end of period (in 000s)                        $      23,212    $      8,344    $      4,960    $      370
Ratio to average net assets:
  Expenses after waivers and reimbursements                         0.94%           0.94%           0.94%         0.00%
  Expenses before waivers and reimbursements                        1.51%           1.66%           2.07%         0.00%
  Net investment income (loss) after waivers
    and reimbursements                                              0.60%           0.86%           0.49%         0.00%

Fund turnover rate                                                 123.7%           98.2%          112.5%         0.00%

(a) June 30, 2001 was the Fund's inception date.

* Based on average daily shares outstanding.

MANAGEMENT OF THE FUNDS


      The Board of Directors of Bridgeway Funds, Inc. ("Bridgeway Funds" or "Funds") oversees the Funds' management, decides on matters of general policy and reviews the activities of the Funds' Adviser. The Funds' officers conduct and supervise its daily operations. Bridgeway Capital Management, Inc. of 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, acts as the Investment Adviser (the "Adviser"). The Adviser is a Texas corporation that was organized in 1993. John Montgomery is President of both Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc. The Adviser has managed the affairs of Bridgeway Funds since inception of the first fund offerings. The Adviser's investment management team selects the securities of all eleven Funds through proprietary models developed by the Adviser. The investment management team, led by John Montgomery, is comprised of eight investment professionals including the trading team. John is the designated portfolio manager on ten of the Funds, and Dick Cancelmo is the designated portfolio manager of the Balanced Fund.


      The Adviser is responsible for the investment and reinvestment of Bridgeway Funds' assets and provides personnel and administrative services for operation of the Funds' daily business affairs. It formulates and implements a continuous investment program for each Fund consistent with its investment objectives, policies and restrictions. For the fiscal year ended June 30, 2004, the Adviser received the following investment advisory fees:

            MANAGEMENT FEE FOR THE FISCAL YEAR ENDED JUNE 30, 2004(1)

                                                      PERFORMANCE-BASED
         PORTFOLIO             MANAGEMENT FEE      MANAGEMENT FEE RANGE(3)
--------------------------     --------------      -----------------------
Aggressive Investors 1              1.51%                0.20 to 1.60%

Aggressive Investors 2              1.31%                0.20 to 1.60%

Ultra-Small Company                 0.90%                     NA

Ultra-Small Company Market          0.50%                     NA

Micro-Cap Limited                   1.56%                0.20 to 1.60%

Small-Cap Growth(2)                 0.60%                0.55 to 0.65%

Small-Cap Value(2)                  0.60%                0.55 to 0.65%

Large-Cap Growth(2)                 0.50%                0.45 to 0.55%

Large-Cap Value(2)                  0.50%                0.45 to 0.55%

Blue Chip 35 Index                  0.08%                     NA

Balanced                            0.60%                     NA

(1) All fees in this table are expressed as a percentage of net assets.


(2) Annualized.


(3) Performance-based fee adjustments are calculated based on the Fund's average daily net assets over the most recent five-year period ending on the last day of the quarter.


Micro-Cap Limited, Aggressive Investors 1, Aggressive Investors 2, Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value have management fees that are comprised of a base fee, which is applied to current net assets, and a performance fee adjustment, which depends on performance relative to a market index over the last 5 years (or since inception if the Fund is not yet five years old) and is applied to average net assets over this performance period.

As a result, management fees as expressed a percent of net assets in the Fund Fee tables and the table above are a function of both current and historic average net assets. Therefore, any projections of management fees cannot be done with certainty since the Fund does not know how future assets will be impacted by performance, redemptions and purchases. The ranges above assume current assets equal average assets over the performance period. The Adviser seeks to protect shareholders from much higher than expected management fees that could result from this formula by contractually agreeing to expense limitations on these funds.


      The fee for Ultra-Small Company and the base fee for Micro-Cap Limited are calculated as follows: $0 to $27.5 million in net assets, the fee is 0.90%. From $27.5 million to $55.0 million, the fee is $495,000 subject to a maximum of 1.49%. From $55 million to $250 million, the fee is 0.90%. From $250 million in assets the fee decreases to 0.875%, and above $500 million it decreases to 0.850%.

                                   TRANSLATION

                        Who Manages the Bridgeway Funds?

      Bridgeway Capital Management is the Adviser for all eleven Bridgeway Funds. The Adviser is responsible for all investment decisions subject to the investment strategies, objectives and restrictions applicable to each Fund. Nine Funds are actively managed. The other two Funds are more passively managed, seeking to track two distinct indexes.

                  How Are the Actively Managed Funds Managed?

      The Adviser uses multiple quantitative models to make investment decisions. For the actively managed Funds, these models were originally developed by the Adviser and are maintained by the Investment Management Team. Although the models are proprietary, some information may be shared for the investor's understanding:

   - The Adviser uses multiple, multi-factor models to manage the Funds. The Adviser looks at stocks from a variety of different perspectives using different models seeking to "dampen" some of the volatility inherent in each model and style. A confluence of favorable factors will result in a stock being included as a model "buy."

   - The Adviser is extremely disciplined in following the models. The Adviser resists overriding the models with qualitative or subjective data. The Adviser relies heavily on statistics and the discipline of the process.

   - The Adviser does not talk to company management or Wall Street analysts for investment ideas. Examples of model inputs include timely, publicly available financial and technical data from objective sources, thus avoiding the emotions or biases of third parties.

   - The Adviser never times the market or incorporates macro-economic prognostication.

   - The Adviser seeks to avoid bad data. The Adviser seeks to "tip the scales" in the Funds' favor by seeking to verify, where possible and within time constraints, the quality of data input to the models.

                     Who is the Investment Management Team?

      The Investment Management Team operates and maintains the various quantitative models used for each Fund and performs all the research supporting each model. The Investment Management Team is led by John Montgomery, the founder and President of the Funds and the Adviser. It is comprised of eight investment professionals on the Adviser's staff including the trading team. There are at least two individuals assigned to the operation and maintenance of each model. This ensures that the models are managed by the team so that there is no single point of dependence.

      John Montgomery is the portfolio manager for all the Bridgeway Funds except the Balanced Fund. Richard P. Cancelmo , Jr. (Dick) is the portfolio manager of the Balanced Fund and has been employed by Bridgeway Capital Management since February 2000. He was employed by Cancelmo Capital Management, Inc., the Adviser to West University Fund, Inc. prior to joining Bridgeway. John and Dick lead the Investment Management team for their respective Funds.

                      Who is Bridgeway Capital Management?

      Bridgeway Capital Management was incorporated in 1993. The advisory firm has a very lean cost structure, relying heavily on technology and a small but very talented and dedicated team of partners. These factors enable the firm to offer creative products to the mutual fund industry such as the Ultra-Small Company Fund and Ultra-Small Company Market Fund, which focus on the smallest of publicly traded stocks, as well as the Balanced Fund, which employs a unique set of risk management techniques.

      The Adviser has an unusual corporate culture with a high-energy, enjoyable, and cost-conscious atmosphere where all staff members are viewed as partners. Stressing process and results over titles and status, no partner, including the President, can make more than seven times the total compensation of the lowest paid partner. The firm ascribes to four business values: integrity, investment performance, cost efficiency and service.

CODE OF ETHICS

      Both Bridgeway Funds and the Adviser are committed to a mission statement that places integrity above every other business value. Neither Bridgeway Funds nor the Adviser:

      -     takes part in directed brokerage arrangements,

      -     pays soft dollar commissions,

      -     has a brokerage relationship with any affiliated organization, or

      -     invests in tobacco companies.

      Fund managers are encouraged to invest in shares of the Funds and are not allowed to purchase shares of equity securities that the Funds might also potentially own. Other staff, Officers, and Directors of Bridgeway Funds and the Adviser are also encouraged to own shares of the Funds and may only trade shares of equity securities within very stringent guidelines contained in the Code of Ethics.

      Copies of the Code of Ethics may be obtained from our web address www.bridgeway.com/MIethics.asp. Any shareholder or potential shareholder who feels that a policy, action, or investment of the Funds or the Adviser either does compromise or may compromise the highest standards of integrity is encouraged to contact Bridgeway Capital Management.

                                   TRANSLATION

                  What's the Big Deal About the Code of Ethics?

      We take ethical issues very seriously. We are willing to walk away from certain revenue-generating activities to avoid conflicts of interest between Bridgeway Funds and the Adviser. We seek to ensure that the interests of the Adviser are aligned with those of the shareholders.

NET ASSET VALUE (NAV)

      The net asset value per share of each Fund is the value of the Fund's investments plus other assets, less its liabilities, divided by the number of Fund shares outstanding. The value of the Fund's securities is determined by the market value of these securities. Other than options, portfolio securities (including futures contracts) that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the New York Stock Exchange. Portfolio securities other than options that are principally traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the Official Closing Price ("NOCP"). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: 1) Bid prices for long positions, ask prices for short positions on home exchanges, and 2) Bid prices for long positions, ask prices for short positions on other exchanges. Securities and other assets for which market prices are not readily available are valued at fair value as determined by the Board of Directors.

      Because the Funds charge no sales loads, the price you pay for shares is the Fund's net asset value ("NAV"). The Funds are open for business every day the New York Stock Exchange ("NYSE") is open. Every buy or sell order you place in the proper form will be processed at the next NAV calculated after your order has been received. The Adviser calculates the NAV for each Fund at the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. Bridgeway calculates the net asset value for each Fund after the end of regular trading (usually 4:00 p.m. Eastern Time) on days the New York Stock Exchange (NYSE) is open. Mutual fund marketplaces and members of the National Securities Clearing Corporation ("NSCC") may have an earlier cut off time for pricing a transaction.

      Foreign markets may be open on days when U.S. markets are closed; therefore, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. The NAV of each Fund, however, will only change when it is calculated at the NYSE daily close.

RULE 12b-1 AND SHAREHOLDER SERVICES FEES

      On October 15, 1996 the Bridgeway Funds shareholders approved a 12b-1 Plan for distribution of Bridgeway Funds shares. In this plan, the Adviser agreed to reimburse the Funds for all distribution costs. The plan has been reapproved each year by the Board of Directors, including the Independent Directors of the Bridgeway Funds in a meeting held in person. The class of shares covered in this original 12b-1 Plan has been designated "Class N," and will continue its no-fee status. Any future change in this no-fee status would take a vote of shareholders.

      On October 22, 2003, the shareholders approved an amendment to the 12b-1 plan that permits Bridgeway Funds to add additional classes of shares with a maximum 0.25% 12b-1 fee, which is paid by the shareholders of that share class. Because the fees on Class R shares are paid out of the Fund's assets on an on-going basis, over time they will increase the costs of that investment and will likely cost more than Class N shares. The primary purpose of this new class of shares is to allow continued access to some Bridgeway Funds at marketplaces that charge new fees, increase their fees, or restrict access by discontinuing "transaction fee" services. Thus, the existence of Class R shares should give broader access to our Funds, while protecting the lower costs associated with the class N shares.

HOW TO PURCHASE AND REDEEM SHARES

      FREQUENT TRADING OF FUND SHARES

      Bridgeway Funds discourages frequent redemptions or using the Funds as short-term trading vehicles; they are intended for long-term investors. The only short term trades encouraged by the Fund are those associated with purchases on days of net redemptions, i.e. those which would decrease rather than increase fund turnover and transaction costs. Such purchases may include those of an affiliated party. Shareholders who make a practice of frequent buying and selling of the Fund shares may not be permitted to make additional investments in Bridgeway Funds. Two times annually is considered frequent and includes exchanges among Funds. No redemption fee will be charged on redemptions in kind.

      Bridgeway Funds reserves the right to refuse any purchase.

      SELLING SHARES

      The Funds process redemption orders promptly, and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or unusual market conditions. If the Funds have not collected payment for the shares you are selling, however, they may delay sending redemption proceeds for up to 15 calendar days.

      REDEMPTION OF VERY SMALL ACCOUNTS

      In order to reduce Fund expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a value of less than $1,000 as a result of a transfer or redemption. For accounts held directly with Bridgeway Funds that are valued at less than $1,000, the Fund will give shareholders 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

      REDEMPTION OF VERY LARGE ACCOUNTS


      While a shareholder may redeem at any time without notice, it is important for Fund operations that you call Bridgeway Funds at least a week before you redeem an amount of $250,000 or more, especially for Bridgeway's smaller-cap funds. We must consider the interests of all Fund shareholders and reserve the right to delay delivery of your redemption proceeds -- up to seven business days -- if the amount will disrupt a Fund's operation or performance. If your redemptions total more than $250,000 or 1% of the net assets of the Fund within any 90-day period, the Funds reserve the right to pay part or all of the redemption proceeds above $250,000 in kind (i.e., in securities, rather than in cash). Redemptions in kind may, at the adviser's option and where requested by a shareholder, be made for redemptions less than $250,000. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.


      LOST ACCOUNTS

      The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

      HOUSEHOLDING

      To reduce expenses, we may mail only one copy of the Fund's prospectus, each annual and semi-annual report, and other shareholder communications to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call us at 800-661-3550 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

  - FROM FUND MARKETPLACES

    Shareholders may purchase and redeem Bridgeway Funds through most mutual fund marketplaces. Low-cost marketplaces offer shares of the Funds with no transaction fee, although they may charge a maintenance fee for accounts with low balances. Other marketplaces, brokers and members of the NSCC charge transaction fees ranging from $18 to $200 to cover operational costs. These fees vary and do change. A list of marketplaces where you can buy shares of the Fund can be found at www.bridgeway.com under "How to Buy Shares." Many Bridgeway Funds investors prefer investing with marketplaces for the range of investment alternatives and statement consolidation. In some cases, you can complete an application at the marketplace website and transfer cash from your bank account for your initial investment on the same day.

      Class N shares with no 12b-1 fee are available at marketplaces that provide a low-cost service alternative for the Funds. Class R shares are sold through full-service marketplaces and some retirement plans. Class R 12b-1 fees cover charges to the Funds for accessing these distribution channels. Because the 12b-1 fees on Class R shares are paid out of the Fund's assets on an on-going basis, over time these fees will increase the costs of your investment and may cost you more than the Class N shares.

      The minimum initial investment in any Fund is $2,000, although some market-places may require higher initial investment amounts. The minimum subsequent investment is the amount required by the marketplace.

- DIRECTLY FROM THE FUNDS

      BUYING SHARES

      You can purchase shares directly from the Fund by either completing an application on line at www.bridgeway.com or by completing and submitting an application, which can be obtained on our website or by calling 1-800-661-3550. All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash or cash equivalents (for example, money order, cashier's check, bank draft, traveler's check or credit card check.)

      Checks. Checks must be made payable to "Bridgeway Funds."

      Automated Clearing House ("ACH"). You may purchase additional shares through an electronic transfer of money from a checking or savings account. The ACH service will automatically debit your pre-designated bank account for the desired amount.

      Wires. Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to the Funds. Your financial institution may charge a fee for this service.

      ACCOUNT REQUIREMENTS

TYPE OF ACCOUNT                                REQUIREMENT
--------------------------------------------------------------------------------------
INDIVIDUAL, SOLE PROPRIETORSHIP            -   Instructions must be signed by all
AND JOINT ACCOUNTS.                            persons exactly as their names appear
Individual accounts are owned by               on the account.
one person, as are sole proprietor-
ship accounts. Joint accounts
have two or more owners
(tenants).

GIFTS OR TRANSFERS TO A MINOR              -   Depending on state laws, you can set
(UGMA, UTMA)                                   up a custodial account under the
These custodial accounts provide               UGMA or the UTMA.
a way to give money to a child             -   The custodian must sign instructions
and obtain tax benefits.                       in a manner indicating custodial
                                               capacity.

BUSINESS ENTITIES                          -   Submit a secretary's (or similar)
                                               certificate covering incumbency and
                                               authority.

TRUSTS                                      -    The trust must be
                                                 established before an
                                                 account can be opened.
                                            -    Provide the first and
                                                 signature pages from the
                                                 trust document identifying
                                                 the trustees.

      INVESTMENT PROCEDURES

            HOW TO OPEN AN ACCOUNT                         HOW TO ADD TO YOUR ACCOUNT
--------------------------------------------------------------------------------------------
BY CHECK                                              BY CHECK
-     Obtain an application by mail, fax or           -    Complete an investment slip
      from our website.                                    from a confirmation statement
-     Complete the application and any                     or write us a letter.
      other required documentation.                   -    Write your account number
-     Mail your application and any other                  and Fund on your check
      documents and your check.                       -    Mail the slip or letter and your
                                                           check.

BY WIRE                                               BY WIRE
-     Obtain an application by mail, fax or           -    Call us to notify us of your
      from our website.                                    incoming wire.
-     Complete the application and any                -    Instruct your bank to wire your
      other required documentation.                        money to us.
-     Call us to fax the completed
      application and documentation. We
      will open the account and assign an
      account number.
-     Instruct your bank to wire your money
      to us.
-     Mail us your original application and
      any other documentation.

BY AUTOMATIC MONTHLY ACH PAYMENT                      BY AUTOMATIC MONTHLY ACH PAYMENT
-     Obtain an application by mail, fax or
      from our website.                               -    Your automatic monthly invest-
-     Complete the application and any                     ments will continue until you
      other required documentation.                        call to request that they stop.
-     Call us to fax the completed
      application and documentation. We
      will open the account and assign an
      account number.
-     Mail us your original application and
      any other documentation.
-     We will electronically debit your
      purchase each month from your
      selected financial institution
      account.

    CANCELED OR FAILED PAYMENTS

      The Funds accept checks and ACH transfers at full value subject to collections. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Funds or the Transfer Agent, and the Funds may redeem shares you own in the account as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange or redemption due to nonpayment.

    SELLING SHARES

      The Funds process redemption orders promptly, and you will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If the Funds have not collected payment for the shares you are selling, however, they may delay sending redemption proceeds for up to 15 calendar days.

    HOW TO SELL SHARES FROM YOUR ACCOUNT

      BY MAIL:

    -  Prepare a written request including:

      -     Your name(s) and signature(s)

      -     Your account number

      -     The Fund name

      -     The dollar amount or number of shares you want to sell

      -     How to send your proceeds (by check or wire)

    -  Obtain a signature guarantee (See "Signature Guarantee Requirements")

    -  Obtain other documentation (See "Signature Guarantee Requirements")

    -  Mail your request and documentation

      BY WIRE:

    - Wire requests are only available if you provided bank account information on your account application and your request is for $10,000 or more

    - Call us with your request (unless you declined telephone privileges on your account application) (See "By Telephone") or

    -  Mail us your request (See "By Mail")

      BY TELEPHONE:

    - Call us with your request (unless you declined telephone privileges on your account application)

    -  Provide the following information:

      -     Your account number

      -     Exact name(s) in which the account is registered

      -     Additional form of identification

    -  Your proceeds will be

      -     Mailed to you or

      - Wired to you (unless you did not provide bank account information on your account application) (See "By Wire")

   TELEPHONE REDEMPTION PRIVILEGES

      You may redeem your shares by telephone unless you declined telephone privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

   WIRE REDEMPTIONS

      You may have your redemption proceeds wired to you if you provided bank account information on your account application. The minimum amount you may request by wire is $10,000. If you wish to make your wire request by telephone, you must also have telephone redemption privileges.

   SIGNATURE GUARANTEE REQUIREMENTS

      To protect you and the Funds against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The Funds and the Transfer Agent will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

      -     Written requests to redeem $100,000 or more

      -     Changes to a shareholder's record name

      - Redemption from an account for which the address or account registration has changed within the last 30 days

      - Sending redemption and distribution proceeds to any person, address or financial institution account not on record

      - Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

      - Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account.

      The Funds and the Transfer Agent reserve the right to require a signature guarantee(s) on all redemptions.

      EXCHANGE PRIVILEGES

      You may sell your Fund shares and buy shares of another Bridgeway Fund, also known as an exchange, by telephone or in writing, unless you declined telephone privileges on your account application. For a list of Funds available for exchange, please consult this prospectus or our website, www.bridgeway.com or call Bridgeway Funds at 800-661-3550. Exchange purchases are subject to the same minimum and subsequent investment levels as new accounts and to fund closing committments. Because exchanges are treated as a sale and purchase, they may have tax consequences.

      You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no specified limit on exchanges, but the Funds reserve the right to limit exchanges. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

      HOW TO EXCHANGE SHARES FROM YOUR ACCOUNT

      BY MAIL:

      -     Prepare a written request including:

            -     Your name(s) and signature(s)

            -     Your account number

            -     The Fund names you are exchanging

            - The dollar amount or number of shares you want to sell (and exchange)

            -     How to send your proceeds (by check or wire)

      - If opening a new account, complete an account application if you are requesting different shareholder privileges

      -     Mail your request and documentation

      BY TELEPHONE:

      - Call us with your request (unless you declined telephone authorization privileges on your account application)

      -     Provide the following information:

            -     Your account number

            -     Exact name(s) in which the account is registered

            -     Additional form of identification

      RETIREMENT ACCOUNTS

      The Funds offer IRA accounts including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

TAX-SHELTERED RETIREMENT PLANS

      Shares of the Funds may be purchased for various types of retirement plans, including Individual Retirement Plans (IRAs). For more complete information, contact Bridgeway Funds or the marketplaces previously described.

DIVIDENDS, DISTRIBUTIONS AND TAXES

      The Funds declare dividends from net investment income and distributions from net capital gains annually and pay any such dividends and distributions annually. All dividends and distributions in full and fractional shares of the Funds will generally be reinvested in additional shares on the day that the dividend or distribution is paid at the next determined NAV. A direct shareholder may submit a written request to pay the dividend and/or the capital gains distribution to the shareholder in cash. Shareholders at fund marketplaces should contact the marketplace about their rules.

      HOW DISTRIBUTIONS ARE TAXED

      The tax information in this prospectus is provided as general information. You should contact your tax adviser about the federal and state tax consequences of an investment in any of the Funds.

      Except for retirement accounts such as IRA, Keogh, and other tax-advantaged accounts, all fund distributions you will receive are generally taxable to you, regardless of whether you receive them in cash or reinvest them. They are taxable to you in the year you receive them, except that if they are declared in October, November or December and paid to you in January, they are taxable as if they had been paid the previous year.

      Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or have stock of the same class with respect to which the dividends are paid that is readily tradable on an established securities market within the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income. Ordinary income dividends not treated as qualified dividend income are generally taxed as ordinary income.

      Short-term capital gain distributions are generally taxed as ordinary income. Long-term capital gain distributions are generally taxed at long-term capital gains rates. The tax treatment of capital gains distributions will not depend on when you bought your shares or whether you reinvested your distributions.

      HOW TRANSACTIONS ARE TAXED

      When you sell your Fund shares, you will generally realize a gain or loss. These transactions, including exchange transactions between Funds, usually have tax consequences. Tax-advantaged retirement accounts will not be affected.

      TAXES WITHHELD

      By law, the Funds must withhold 31% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Funds to do so.

TAX EFFICIENCY

      The following discussion is not applicable to shareholders in tax-deferred accounts, such as IRAs.

An important aspect of fund ownership in a taxable account is the tax efficiency of the Fund. A fund may have great performance, but if a large percentage of that performance is paid in taxes, the purpose of active management may be defeated. Tax efficiency is the ratio of after-tax total returns to before-tax total returns. The first column of the following table illustrates the tax efficiency of each Fund through June 30, 2004. It assumes that a shareholder was invested in the Fund for the full period since inception, had paid taxes at the maximum federal marginal rates and continues to hold the shares. Currently, these rates are 35% for income, 35% for short-term capital gains, and 15% for long-term capital gains (securities held for more than one year). These calculations exclude any state and local taxes. 100% tax efficiency means that the shareholder had no taxable distributions and paid no taxes. This measure of tax efficiency ignores potential future taxes represented by unrealized gains, stocks which have appreciated in value but have not been sold. It also ignores the taxes an individual would pay if they sold their shares. The second column is the same tax efficiency number, but considers taxes paid if a shareholder sold his or her shares at the end of Bridgeway Funds' fiscal year, June 30, 2004.

                         BRIDGEWAY FUNDS TAX EFFICIENCY

                                          % Tax                  % Tax
                                       Efficiency for         Efficiency for
            Fund                        Shares Held            Shares Sold
            ----                        -----------            -----------
Aggressive Investors 1                      88.7%                  79.0%
Aggressive Investors 2                     100.0%                  99.6%
Ultra-Small Company                         83.1%                  75.5%
Ultra-Small Company Market                  99.6%                  89.3%
Micro-Cap Limited                           93.0%                  86.5%
Small-Cap Growth                             New                    New
Small-Cap Value                              New                    New
Large-Cap Growth                             New                    New
Large-Cap Value                              New                    New
Blue Chip 35 Index                          97.8%                  93.7%
Balanced                                    99.4%                  97.6%

      Bridgeway Funds pays attention to taxes in all its Funds. However, the active management style of Ultra-Small Company, Aggressive Investors 1, Aggressive Investors 2, Micro-Cap Limited and Balanced may make these Funds less tax-efficient than Blue Chip 35 Index and Ultra-Small Company Market. Blue Chip 35 Index and Ultra -Small Company Market have been extremely tax efficient, even among index funds.

      The Blue Chip 35 Index Fund has not distributed capital gains in the seven years since inception; we expect none in the eighth year. The Ultra-Small Company Market Fund has distributed a capital gain in only one of the seven years since inception; we do expect to distribute a small capital gain in the eighth year. However, Blue Chip 35 Index Fund does distribute taxable dividend income.

CLOSED FUND STATUS DEFINITIONS


      The Adviser may recommend that certain Funds be closed to new investments to control asset flows and levels. Information on the investments permitted in Funds indicated as "Closed to New Investors" or "Closed to New Investors and Current Shareholders" can be found below. With regard to closed Funds, the Fund reserves the right to make future additional exceptions that, in the judgment of the Adviser, do not adversely affect its ability to manage the Funds effectively. For example, the Fund may elect to accept defined contribution plans that provide regular cash flows which are beneficial to the Fund. These exceptions, if any, are annually reviewed by the Funds' Board of Directors. The Fund also reserves the right to reject any purchase or refuse any exception, including those detailed below, that the Adviser feels will adversely affect its ability to manage the Funds effectively. The Adviser has established a Closed Funds Exceptions Committee, which reports at least annually to the Fund Board, to review exceptions and to maintain this policy. A majority of this committee must approve any investments in closed funds not described below. Furthermore, the Board will also review the application of "closed status" with respect to the Advisor's separately managed accounts in the same style as a Fund. A specific style (such as "aggressive investors 1") would typically be closed to new separate accounts at the same time as the fund closes to new accounts. However, additional "capacity" of a style could be opened to separate accounts and not new fund accounts if the following certain conditions are generally met.

      ELIGIBLE INVESTMENTS INTO FUNDS CLOSED TO NEW INVESTORS (OPEN TO CURRENT ACCOUNTS)


      - Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.

      - Shareholders may add to their accounts through the Automatic Investment Plan ("AIP") and may increase the AIP amount.

      - Participants in an existing employee benefit or retirement plan (including 401(k) and other types of defined contribution plans) may open new accounts in that plan if the Fund is an investment option. IRA transfers and rollovers from these plans may be used to open new accounts. Certain third parties who offer Bridgeway Funds may not be able to support this exception.

      - Shareholders may open new accounts that have the same social security number or registered shareholder as their existing accounts. Proof of current ownership may be required.

      - Custodians named for minors (children under 18) on existing accounts of Funds that are closed to new investors may open new accounts in those Funds.

      - Financial Advisers with existing accounts, who provide recordkeeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients. However, Advisers who advertise or communicate broadly the availability of Bridgeway closed funds may not be permitted to purchase additional shares.

      - Directors of the Funds, staff and directors of the Adviser, the Adviser, and Bridgeway Charitable Foundation may continue to open new accounts.

      ELIGIBLE INVESTMENTS INTO FUNDS CLOSED TO NEW INVESTORS AND CURRENT SHAREHOLDERS

      - Shareholders may continue to add to their existing accounts through the reinvestment of dividends and capital gain distributions on any shares owned.

      - Directors of the Funds, staff and directors of the Adviser, the Adviser, and Bridgeway Charitable Foundation may continue to open new accounts and make additional purchases of unsubscribed or redeemed shares.

PRIVACY POLICY

      As the investment adviser and administrator for Bridgeway Funds, Inc., Bridgeway Capital Management, Inc. invests the assets of the funds and manages their day-to-day business. On behalf of the Bridgeway funds and the management company, Bridgeway makes the following assurance of your privacy.

      BRIDGEWAY'S COMMITMENT TO YOU

      We work hard to respect the privacy of your personal and financial data.

      NOT USING YOUR PERSONAL DATA FOR OUR FINANCIAL GAIN

      Bridgeway has never sold shareholder information to any other party, nor have we disclosed such data to any other organization, except as permitted by law. We have no plans to do so in the future. We will notify you prior to making any change in this policy. As a fund shareholder, you compensate the Adviser, Bridgeway Capital Management, Inc., through a management and administrative fee; this is how we earn our money for managing yours. We go to some extraordinary lengths to minimize conflicts of interest between the Adviser and Bridgeway Funds. Our policy of not selling your data is an extension of this practice.

      HOW WE DO USE YOUR PERSONAL AND FINANCIAL DATA

      We use your information primarily to complete your investment transactions. We may also use it to communicate with you about other financial products that we offer.

      THE INFORMATION WE COLLECT ABOUT YOU

      You typically provide personal information when you complete a Bridgeway account application or when you request a transaction that involves Bridgeway, either directly or through a fund supermarket. This information may include your:

      -     Name, address and phone numbers

      -     Social security or taxpayer identification number

      -     Birth date and beneficiary information (for IRA applications)

      -     Basic trust document information (for trusts only)

      -     Account balance

      -     Investment activity

      HOW WE PROTECT YOUR PERSONAL INFORMATION

      As emphasized above, we do not sell information about current or former shareholders or their accounts to third parties. We occasionally share such information to the extent permitted by law to complete transactions at your request, or to make you aware of related financial products that we offer. Here are the details:

      - To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals, or groups that are not affiliated with Bridgeway. For example, if you ask to transfer assets from another financial institution to Bridgeway, we will need to provide certain information about you to that company to complete the transaction.

      - In certain instances, we may contract with nonaffiliated companies to perform services for us, such as processing orders for share purchases and redemptions and distribution of shareholder letters. Where necessary, we will disclose information about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities (in the case of shareholder letters, only your name and address) and only for that purpose. We require these third parties to treat your private information with the same high degree of confidentiality that we do.

      - Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to protect your account from fraud).

      HOW WE SAFEGUARD YOUR PERSONAL INFORMATION

      We restrict access to your information to those Bridgeway employees who need to know the information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your personal information.

      FUND MARKETPLACES OR OTHER BROKERAGE FIRMS

      Most Bridgeway shareholders purchase their shares through fund marketplaces or other third parties. Please contact those firms for their own policies with respect to privacy issues.

      WHAT YOU CAN DO

      For your protection, we recommend that you do not provide your account information, user name, or password to anyone except a Bridgeway employee as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

      WE'LL KEEP YOU INFORMED

      As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You can access our privacy policy from our website.

FOR MORE INFORMATION

      Bridgeway Funds' STATEMENT OF ADDITIONAL INFORMATION, contains more detail about policies and practices of the Funds and the Adviser, Bridgeway Capital Management, Inc. It is "the fine print," and is incorporated here by reference.

      SHAREHOLDER REPORTS provide a closer look at the market conditions and investment strategies that have significantly affected Fund performance during the most recent period. They provide details of our performance vs. performance benchmarks, our top ten holdings (for our actively-managed funds), a detailed list of holdings twice annually, and more about the Adviser's investment strategy. While these letters are usually a bit long (and sometimes lively), the first few sentences tell you how the Fund did in the most recent quarter and the Portfolio Manager's assessment of it. You won't get a lot of mumbo jumbo about the economy, claims of brilliance when it's going well, or whitewashing performance when it's not going well. The annual and semi-annual shareholder reports of the previous and current fiscal years are incorporated here by reference, making them legally part of the prospectus.

      Other documents, for example the CODE OF ETHICS, are also available.

      TO CONTACT BRIDGEWAY FUNDS FOR A FREE ELECTRONIC OR PRINTED COPY OF THESE DOCUMENTS OR FOR YOUR QUESTIONS:

-     Consult our website: www.bridgeway.com

-     E- mail us at: funds@bridgeway.com

-     Write to us: Bridgeway Funds, Inc.

-     5615 Kirby Drive, Suite 518
      Houston, TX 77005-2448
      Call us at: 800-661-3550, or in Houston at 713-661-3500.

-     INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

      You can review and copy information about our Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 800-942-8090. Reports and other information about the Funds is also available on the SEC's website at www.sec.gov/cgi-bin/srch-edgar?text=bridgeway. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-6009.

      Bridgeway Funds' Investment Company Act file number is 811-08200.

BRIDGEWAY FUNDS, INC.                       INDEPENDENT ACCOUNTANTS
5615 KIRBY DRIVE, SUITE 518                 PRICEWATERHOUSECOOPERS LLP
HOUSTON, TX 77005-2448                      1201 L OUISIANA STREET, SUITE 2900
713 661-3500 800 661-3550                   HOUSTON, TX 77002

CUSTODIAN                                   DISTRIBUTOR
US BANK N.A.                                FORUM FUND SERVICES LLC
425 WALNUT STREET, 6TH FLOOR                2 PORTLAND SQUARE
CINCINNATI, OH 45202                        PORTLAND, ME 04101

                              BRIDGEWAY FUNDS, INC.

                             Statement of Additional

                                   Information


                             Dated October 28, 2004



This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of Bridgeway Funds, Inc. ("Bridgeway Funds"), dated October 28, 2004, which incorporates this document by reference. Each fund's audited financial statements, included in its most recent annual report to shareholders, are expressly incorporated by reference and made a part of this SAI. Bridgeway Funds has eleven portfolios (hereinafter "Funds"). All eleven Funds, listed below, are discussed in the Prospectus and the SAI.


1.     Aggressive Investors 1 Fund
2.     Aggressive Investors 2 Fund
3.     Ultra-Small Company Fund
4.     Ultra-Small Company Market Fund
5.     Micro-Cap Limited Fund
6.     Small-Cap Growth Fund
7.     Small-Cap Value Fund
8.     Large-Cap Growth Fund
9.     Large-Cap Value Fund
10.    Blue Chip 35 Index Fund
11.    Balanced Fund


A copy of the Prospectus may be obtained directly from Bridgeway Funds, at 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, telephone 800-661-3550, or in Houston 713-661-3500, or from our website at www.bridgeway.com.


                                TABLE OF CONTENTS


                                                                             Cross-reference
                                                                              to page in the
                                                    Page                        Prospectus
Investment Objectives                                 2               3,7,12,17,22,27,31,35,39,43,48
Investment Strategies                                 3               3,7,12,17,22,27,31,35,39,43,48
Risk Factors                                          5               3,8,13,18,23,28,32,36,40,44,49
Investment Policies and Restrictions                 10
Closed Fund Status Definitions                       12                             67
Allocation of Investment Decisions                   13
Management of Bridgeway Funds                        15                             54
Proxy Voting Policies                                17
Control Persons and Principal Holders of             18
Bridgeway Fund Securities
Investment Advisory and Other Services               19
Service Agreements                                   36
Distribution of Fund Shares                          38                             58
Compensation Disclosure                              39
Fund Transactions and Brokerage                      40
Security Selection Process                           40
Disclaimer-Center for Research in Security Prices    41
Allocation of Trades to Clients                      41
Net Asset Value                                      42                             57
Redemption in Kind                                   43                             59
Taxation                                             43                             65
Dividends and Distributions                          44                             64
Performance Information                              44
General Information                                  47
Financial Statements                                 47

HISTORY OF BRIDGEWAY FUNDS

Bridgeway Funds, Inc. is a Maryland corporation, incorporated under the name Bridgeway Fund, Inc. on October 19, 1993. The Board of Directors of Bridgeway Funds approved formally changing the Corporation's name to Bridgeway Funds, Inc. on June 25, 2003. Bridgeway Funds was organized as a diversified, open-end, series fund. Funds were added to the series on the dates listed below.

FUND                                               INCEPTION DATE                        COMMENTS
----                                               --------------                        --------
Aggressive Investors 1 Fund                        August 5, 1994             Closed to New Investors -
                                                                              See section "Closed Funds"

Aggressive Investors 2 Fund                       October 31, 2001

Ultra-Small Company Fund                           August 5, 1994             Closed to All investors - See
                                                                                  section "Closed Funds"

Ultra-Small Company Market Fund                    July 31, 1997              Closed to New Investors - See
                                                                                  section "Closed Funds"

Micro-Cap Limited Fund                             June 30, 1998              Closed to All investors - See
                                                                                  section "Closed Funds"

Small-Cap Growth Fund                             October 31, 2003

Small-Cap Value Fund                              October 31, 2003

Large-Cap Growth Fund                             October 31, 2003

Large-Cap Value Fund                              October 31, 2003

Blue Chip 35 Index Fund                            July 31, 1997

Balanced Fund                                      June 30, 2001

INVESTMENT OBJECTIVES

AGGRESSIVE INVESTORS 1 AND AGGRESSIVE INVESTORS 2

The investment objective of the Aggressive Investors 1 and Aggressive Investors 2 Funds is to exceed stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The Standard and Poor's 500 Composite Stock Index, with dividends reinvested (the "S & P 500 Index") serves as a proxy for the "stock market" in this objective.

ULTRA-SMALL COMPANY, ULTRA-SMALL COMPANY MARKET, MICRO-CAP LIMITED, SMALL-CAP GROWTH, SMALL-CAP VALUE, AND LARGE-CAP GROWTH

The investment objective of the Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, and Large-Cap Growth Funds is to provide long-term total return of capital, primarily through capital appreciation.

LARGE-CAP VALUE AND BLUE CHIP 35 INDEX

The investment objective of the Large-Cap Value and Blue Chip 35 Index Funds is to provide long-term total return of capital, primarily through capital appreciation, and some income.

BALANCED

The investment objective of the Balanced Fund is to provide a high current return with short-term risk less than or equal to 40% of the stock market.

GENERAL

There can be no assurance that any of the Funds will achieve their investment objectives. No form of fundamental or technical analysis, including that employed by Bridgeway Capital Management, Inc., Bridgeway Funds' Adviser (the "Adviser"), in the actively managed Funds, has been proven conclusively to provide a risk-adjusted excess rate of return on a consistent basis.

The Adviser is always mindful of the tax implications of each investment and may engage in "tax management" of each Fund when it appears to be without significant detriment to shareholders of non-taxable accounts. This practice will sometimes increase Fund turnover. The management style of Ultra-Small Company, Aggressive Investors 1 and 2, Micro-Cap Limited and Balanced may make these Funds less tax-efficient than Ultra-Small Company Market and Blue Chip 35 Index. Blue-Chip 35 Index and Ultra-Small Company Market have been extremely tax efficient, even among other index funds. The Adviser uses similar tax management in the Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value Funds. Please see the "Tax Efficiency" section of the Prospectus for the relative tax efficiency of each Fund and for more details.

INVESTMENT STRATEGIES

AGGRESSIVE INVESTORS 1 AND AGGRESSIVE INVESTORS 2

Aggressive Investors 1 and Aggressive Investors 2 may use bank debt primarily for leverage. Therefore, full consideration should be given to the risks inherent in the investment techniques that the Adviser may use as outlined in "Risk Factors" in the Prospectus and this Statement of Additional Information. Normally, these Funds will invest approximately 100% of their net assets in common stock. The Funds' exposure to market risk will vary over time. Using hedging strategies, their exposure to market risk may be negatively correlated to the market, or may be as high as 150% of the market as measured by each Fund's estimated beta. Beta is a measure of market risk contained within the body of financial research called modern portfolio theory. A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the Fund. "Negative correlation to the market" means that if the market goes up, the value of the Fund goes down. These hedging strategies are intended to maintain a more constant level of total risk. For example, if the Adviser feels the Fund is exposed to an unusually high probability of general stock market decline, it might sell stock index futures to offset this risk.

The Adviser may use up to 5% of Aggressive Investors 1 or Aggressive Investors 2 net assets to establish positions in commodities futures and options, except that the aggregate initial margins and premiums required for establishing such positions in any one commodity may not exceed 2% of a Fund's net assets. Subject to these two limiting constraints and applicable laws, these Funds may invest in commodity futures and options for the purpose of diversification in line with the stated investment objective.

ULTRA-SMALL COMPANY, ULTRA-SMALL COMPANY MARKET, MICRO-CAP LIMITED, SMALL-CAP GROWTH, SMALL-CAP VALUE, LARGE-CAP GROWTH, AND LARGE-CAP VALUE

The Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value Funds may take temporary, long, stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. For example, assume one of these Funds were 96% invested in stocks and 4% in cash, and it wanted to maintain 100% exposure to market risk, but wanted to defer investment of this cash to a future date. The Fund could take a long position in stock index futures provided that the underlying value of securities represented by the futures did not exceed the amount of Fund cash. In no case will the use of futures in this way exceed 35% of a Fund's total assets.

The Ultra-Small Company Fund will invest at least 80% of assets in ultra-small companies based on company size at the time of purchase. Likewise, Micro-Cap Limited will invest at least 80% of assets in micro-cap (or smaller) companies at the time of purchase. Micro-Cap Limited will only invest periodically in ultra-small companies, since the Ultra-Small Company Fund has right of first refusal over Micro-Cap Limited on all ultra-small companies identified as potential buys, but it may do so to offset the market cap weighting of stocks that have appreciated above micro-cap size. Thus, any ultra-small stocks in the Micro-Cap Limited Fund will be counted along with micro-cap stocks for the purpose of meeting the 80% test.

SMALL-CAP GROWTH, SMALL-CAP VALUE, LARGE-CAP GROWTH, AND LARGE-CAP VALUE

The Adviser selects stocks within the small-cap growth, small-cap value, large-cap growth and large-cap value categories according to proprietary quantitative models. More than 80% of each Fund's net assets are invested in stocks from among those categories at the time of purchase. However, the Adviser will not necessarily sell a stock if it "migrates" to a different category after purchase.

While these four Funds are managed for long-term total return of capital, the Adviser seeks to minimize capital gains distributions as part of this strategy through the aggressive use of tax management techniques. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. Successful application of this method is intended to result in more tax efficient funds than would otherwise be the case. Excluding turnover related to tax management, these Funds should normally have lower turnover and be more stable in composition than Bridgeway Funds' actively managed (high turnover) Funds.

The income objective of the Large-Cap Value Fund is a secondary objective achieved almost exclusively from dividends paid by Fund stocks. However, not all Large-Cap Value Fund stocks pay dividends.

BLUE CHIP 35 INDEX

The Blue Chip 35 Index Fund seeks to track the Bridgeway Ultra-Large 35 Index with a degree of accuracy resulting in a correlation coefficient between the Fund and the underlying index of at least 0.95. When this standard is not met, the Adviser will apprise Bridgeway Funds' Board of Directors of proposed actions and timeframes to bring the Fund back into line with the standard.

BALANCED

The Balanced Fund may write (sell) option contracts. In return for the premium received, a covered call option writer, during the term of the option, is subject to the risk of losing the potential for capital appreciation above the exercise price. The writer has no control over the time when he has to fulfill his obligation as a writer of the option. Once an option writer has received an exercise notice, he cannot effect a closing purchase transaction. If a call option expires unexercised, the covered option writer realizes a gain in the amount of the premium received, although there may have been a decline (unrealized loss) in the market value of the underlying security during the option period which may exceed such gain. If the covered option writer has to sell the underlying security because of the exercise of a call option, the writer will realize a gain or loss from the sale of the underlying security with the proceeds being increased by the amount of the premium.

The Balanced Fund may also write secured put options either to earn additional option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or acquire the underlying security at a net cost below the current value. Secured put option writing entails the Fund's sale of a put option to a third party for a premium and the Fund's concurrent deposit of liquid assets (cash or U.S. government securities) into a segregated account equal to the option's exercise price. A put option gives the buyer the right to put (sell) the stock underlying the option to the Fund at the exercise price at any time during a specified time period.

The Balanced Fund will only write secured put options in circumstances in which the Fund desires to acquire the security underlying the option at the exercise price specified in the option. Put options written by a Fund are listed for trading on one or more domestic securities exchanges and are issued by the

Options Clearing Corporation (the "OCC"). When the Fund writes secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price significantly greater than the current market price of the stock. The Fund's potential gain on a put option is limited to the interest earned on the liquid assets securing the put option, plus the premium received from the purchaser of the put option. However, the Fund also risks a loss equal to the entire value of the stock.

RISK FACTORS

A discussion of risk for each of the Funds appears in the Prospectus.

SECURITIES LENDING

The Funds may lend their securities to brokers or dealers, provided any such loans are continuously secured in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral must on a current basis must equal to or exceeding the market value of the loaned securities, and the Funds must be able to terminate such loans upon notice at any time. The Funds will exercise their right to terminate a securities loan in order to preserve their right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Funds continue to receive the equivalent of the interest earned or dividend payments paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral that may be invested in accordance with the Funds' investment objectives, policies, and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Funds will make loans of their securities only to those firms the Adviser deems creditworthy and only on terms the Adviser believes compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Funds will recognize any gain or loss in the market value of the securities during the loan period.

EXCHANGE-TRADED FUNDS

Bridgeway Funds may purchase shares of exchange-traded funds ("ETFs"). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, Bridgeway Funds may invest in ETFs in order to place short-term cash in market-based securities instead of short-term cash instruments, achieve exposure to a broad basket of securities in a single transaction, or for other reasons. Pursuant to an exemptive order issued by the SEC, under certain circumstances the Funds may invest more than 10% of their net assets in certain ETF's, subject to their investment objectives, policies and strategies as described in the prospectus.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF's shares may trade above or below their net asset value;
(2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

ETF FEES

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and Funds pay only customary brokerage fees to buy and sell ETF shares.

ULTRA-SMALL COMPANY, ULTRA-SMALL COMPANY MARKET, AND MICRO-CAP LIMITED


The following sections give more detailed insights into the risk and return characteristics of Ultra-Small Company, Ultra-Small Company Market, and Micro-Cap Limited Funds because they invest in stocks smaller than those generally available through mutual funds. The statistics discussed below are based on the historical record of these financial instruments (asset classes) and are not the record of the Funds themselves. The return numbers include reinvested interest and dividends, but do not include trading or operational costs that a mutual fund would incur. The source of this data (which is used here by permission) is the Center for Research in Securities Prices ("CRSP") Cap-Based Portfolios and Ibbotson Associates, Stocks, Bonds, Bills, and Inflation, 2004 Yearbook.


SHORT-TERM MARKET RISK

Table A below indicates that the short-term volatility of ultra-small stocks (as represented by the CRSP Cap-Based 10 Portfolio) has historically been much higher than that exhibited by large stocks, bonds, or Treasury Bills (T-Bills). To a somewhat lesser extent, the same is true of micro-cap stocks (as represented by the CRSP Cap-Based 9 Portfolio). Investors typically think of investments that exhibit low short-term volatility as "safe" or "conservative" and investments that exhibit higher short-term volatility as "risky." Because of high volatility, it would be unwise to invest any money in ultra-small stocks or micro-cap stocks (or even in large stocks), which an investor needs in a one-year time frame. Thus, much more so than other common stock mutual funds, it would be inappropriate to invest money that one needs in the near term future in Ultra-Small Company, Ultra-Small Company Market, or Micro-Cap Limited Funds.

Table A also indicates that over longer time periods, investors have been compensated for higher short-term risk with commensurably higher returns. This is not true in every time period. For example, from 1994 through 1998, large stocks significantly outperformed small and ultra-small stocks.


                                     Table A
      Short-term Risk Characteristics of Various Asset Classes (1926-2003)




                                                                                               (CRSP)       (10)
                                                                                    (7)          (9)      Ultra-
                                 T-Bills     LT Govt.      LT Corp.     Large      Small      Micro-Cap   Small
                                              Bonds         Bonds       Stocks     Stocks      Stocks     Stocks
Average annual return              3.7%        5.4%          5.9%        10.4%      11.5%       12.1%     13.9%
Standard deviation                 3.2%        9.4%          8.6%        20.4%      30.5%       37.1%     46.0%
Beta (U.S. large stocks)             NA          NA            NA          1.0        1.3         1.4      1.6
Worst calendar year (1926-2003)      NA       -9.2%         -8.1%       -43.3%     -49.1%      -51.8%    -55.5%
Worst calendar year (1940-2003)      NA       -9.2%         -8.1%       -26.5%     -36.9%      -39.3%    -41.7%

% of 1-year declines                 0%         27%           22%          29%        36%         36%       36%
% of 3-year declines                 0%         13%           11%          16%        17%         18%       22%
% of 5-year declines                 0%          8%            4%          12%        14%         15%       14%


OTHER SHORT-TERM RISK

Aggressive Investors 1 and Aggressive investors 2 may (1) borrow money from banks up to 50% of their net assets, and (2) purchase and sell futures and options on stock indexes, interest rate and currency instruments and individual securities, among others (see "Investment Techniques" in the Prospectus.)

Using borrowed funds for investment purposes is called "leveraging" and increases the risk of loss or gain in the value of the Fund's assets and the net asset value of its shares. Aggressive Investors 1 and Aggressive Investors 2 higher turnover (more frequent trading) will expose them to increased cost and risk.

Aggressive Investors 1 and Aggressive Investors 2 may also purchase warrants, engage in short term trading, invest up to 10% of their total assets in foreign securities and American Depository Receipts (ADRs) listed on American exchanges, invest 25% of its assets in a single security, invest up to 5% of Fund total assets in a closed-end investment company, lend Fund securities, and engage in short sale transactions either against the box or by shorting securities of other issuers. These investment techniques may subject an investor to greater than average risks and costs.

Foreign securities may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Consequently, they may be more volatile than U.S. securities. Short sale transactions, while limited to 20% of total assets and fully collateralized by cash or liquid assets in segregated accounts, also represent potentially higher risk for Aggressive Investors 1 and Aggressive Investors 2 shareholders, since the maximum gain is 100% of the initial collateralized amount, but there is no theoretical maximum loss. Aggressive Investors 1 will maintain cash reserves ("100% coverage") equal to the market value of any short positions for which it does not already own shares. These cash reserves may be invested in interest-bearing short-term investments held by Bridgeway Funds' custodian, broker, or both.

Although the Adviser believes that the investment techniques it employs to manage risk in Aggressive Investors 1 and Aggressive Investors 2 will further the Fund's investment objectives and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment techniques will achieve this result. The techniques used here would reduce losses during a time of general stock market decline if the Fund had previously sold futures, bought puts on stock indexes, or entered into short positions in individual securities offsetting some portion of the market risk.

The Adviser intends to buy and sell futures, calls, and/or puts in the Aggressive Investors 1 and Aggressive Investors 2 Funds to increase or decrease each Fund's exposure to stock market risk as indicated by statistical models. (Bridgeway Funds will not sell uncovered calls.) The Adviser will use these instruments to attempt to maintain a more constant level of risk as measured by certain statistical indicators. In addition to the use of futures and options for hedging as described above, Aggressive Investors 1 and Aggressive Investors 2 may buy or sell any financial or commodity futures, calls, or puts listed on the major exchanges (CBOT, CME, COMEX, IMM, IOM, KCBT, MA, NYSCE, NYCTE, NYFE, or NYME) for purposes of diversification of risk to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of each Fund's total net assets. Examples of such financial or commodity instruments include the Bond Buyer Municipal Index, British Pounds, crude oil, gold, and wheat, among others.

The Adviser's goal in Aggressive Investors 1 and Aggressive Investors 2 is to manage these various risks through diversification and hedging strategies to achieve a reasonable return at a total risk equal to or less than that of the stock market (as measured by certain statistical measures over periods of three years or more).

The principal reason for writing covered calls and secured puts on a securities fund is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as his obligation as a writer continues, but has retained the risk of loss should the price of the security decline. The option writer has no control over when he may be required to sell or buy his securities, since he may be assigned an exercise notice or assignment at any time prior to the termination of his obligation as writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. Options written by Aggressive Investors 1 and 2 will normally have expiration dates not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market prices of the underlying securities at the times the options are written.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) restrictions may be imposed by an exchange on opening transactions, closing transactions, or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes, series of options, or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that Exchange which have been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher than anticipated trading activity, order flow, or other unforeseen events might not, at times, render certain of the facilities of the OCC and the exchanges inadequate. In the past, such events have resulted, and may again result, in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders, or trading halts or suspensions, with respect to one or more options, or may otherwise interfere with the timely execution of customers' orders.

Each of the exchanges has established limitations governing the maximum number of calls (whether or not covered) that may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. At the date of the Prospectus, the only such limits that may affect the operations of Bridgeway Funds are those that limit the writing of call options on the same underlying security by an investor or such group to 75,000 options (7,500,000 shares), 60,000 options (6,000,000 shares), 31,500 options (3,150,000 shares), 22,500 options (2,250,000 shares), or 13,500 options
(1,350,000 shares) in each class, regardless of expiration date. Whether the applicable limit is 75,000, 60,000, 31,500, 22,500, or 13,500, options are determined by the most recent six-month trading volume of the underlying security. Every six months, each exchange reviews the status of underlying securities to determine which limit should apply. These position limits may restrict the number of options that a Fund can write on a particular security.

Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value and Blue Chip 35 Index Funds may borrow from banks, but only for short term temporary purposes (for example, to meet a redemption) or for the purpose of making short sales "against the box" (short sales of securities owned.) A short sale against the box would happen only in the event that redemption would otherwise cause a distribution of capital gains.

LONG-TERM RISK


While most of the statistics in Table A are intuitive (an investor generally obtains higher returns only when taking on more risk), there are some surprising risk characteristics of the asset classes over the longer time frames. Assets that appear "safe" over the short term have been particularly vulnerable to the effects of inflation in the long term. Table B presents the worst 16-year cumulative inflation-adjusted return for each of these assets along with the percentage of 16-year periods from 1926 to 2003 for which returns did not keep up with inflation. On this basis, stocks do better than T-Bills and bonds, but ultra-small stocks excel.

While ultra-small stocks have historically declined further in a downturn, they have also generally come back faster after a decline. However, past performance does not guarantee future results. The Adviser's overall conclusion is that ultra-small stocks are too risky for short-term investments, but may be an excellent hedge against long-term inflation for an investor willing to put up with the year-to-year volatility one will inevitably experience over any 16-year period.


                                     Table B


 Long-term Risk Characteristics of Various Asset Classes Adjusted for Inflation


                                   (1926-2003)


                                                                                     (CRSP)
                                                                                    ---------
                                                                         (7)           (9)          (10)
                                                                        ------      ---------    -----------
                                       LT Govt.    LT Corp.   Large     Small       Micro-Cap    Ultra-Small
                           T-Bills       Bonds      Bonds     Stocks    Stocks       Stocks        Stocks
                           -------     --------    --------   ------    ------      ---------    -----------
Worst 16-year period        -43.9%      -49.4%      -46.5%    -14.6%     -4.5%       -16.3%         +8.4%
% 16-year declines           25.6%       42.3%       32.1%      1.3%      1.3%         1.3%          0.0%


BALANCED

The Balanced Fund may invest in bonds thus exposing it to interest rate risk, credit risk, and prepayment risk. Interest rate risk means that bonds may go down in value when interest rates rise. Credit risk means that the issuer of a bond may not be able to pay interest and principal when due. Prepayment risk means that the mortgage securities held by the Fund may be adversely affected by changes in prepayment rates on the underlying mortgages.

The Balanced Fund may also purchase warrants, invest up to 10% of its total assets in foreign securities and American Depository Receipts (ADRs) listed on American exchanges, invest 25% of its assets in a single security, invest up to 5% of Fund total assets in a closed-end investment company, lend Fund securities, and engage in short sale transactions either against the box or by shorting securities of other issuers. These investment techniques may subject an investor to greater than average risks and costs. The Balanced Fund may also purchase or sell any financial (but not commodity) futures, puts, or calls within the scope of its investment objective and strategy. These instruments can be used to hedge away the effects of cash, manage market risk, dampen volatility in line with its investment objective, arbitrage the difference between stocks and futures and create synthetic option positions. Options and futures can be volatile investments and may not perform as expected.

The Adviser's goal in the Balanced Fund is to manage these various risks through diversification and hedging strategies to achieve a reasonable return with short term risk less than or equal to 40% of the stock market (as measured by certain statistical measures over monthly periods.) No assurance can be given that these investment techniques will achieve the objectives of higher return or equal risk.

GENERAL

Shareholders of any Fund could also bear higher risk through the lending of securities. If the borrowing broker failed to perform, the Fund might experience delays in recovering its assets (even though fully collateralized); the Fund would bear the risk of loss from any interim change in securities prices. Collateral for securities lent will be invested in money market or short term Treasury securities.

A Fund's possible need to sell securities to cover redemptions could, at times, force it to dispose of positions on a disadvantageous basis. The Adviser manages this risk in the following ways:

      - in Aggressive Investors 1, Ultra-Small Company, Ultra-Small Company Market, and Micro-Cap Limited by its low closing commitment,

      - in Ultra-Small Company Market a 2% redemption fee may be charged on redemptions in a down market,

      - in Ultra-Small Company Market a 2% redemption fee on shares held less than 6-months,

      - in Blue Chip 35 Index a 1% redemption fee may be charged on redemptions in a down market,

      - in all Funds by strongly discouraging investment by market timers and other investors who would sell in a market downturn,

      - in all Funds, except Aggressive Investors 1 and 2, by limiting exposure to any one security,

      -     in all Funds by maintaining some very liquid stocks, and

      - from time to time, the Adviser may make short-term investments in a Bridgeway Fund in lieu of selling positions to meet redemptions in order to better manage Fund turnover or to avoid interest expense.

FUND TURNOVER RATE CONSIDERATIONS

In Aggressive Investors 1, Aggressive Investors 2, and Balanced, turnover will likely be higher than 100% but no more than 500%, which is higher than most aggressive growth and balanced funds. A 500% Fund turnover is equivalent to the sale and repurchase of all of the securities in the Fund five times during the year. Consequently, a Fund may incur higher than average trading costs and may incur higher shareholder taxes for non-tax deferred accounts. During fiscal year ending June 30, 2004, turnover rates for Aggressive Investors 1, Aggressive Investors 2, and Balanced were 150.68%, 151.45%, and 123.69%, respectively.

INVESTMENT POLICIES AND RESTRICTIONS

Bridgeway Funds has adopted the following restrictions (in addition to those indicated in its Prospectus) as fundamental policies for each individual Fund, which may not be changed without the favorable vote of the holders of a majority, as defined in the Investment Company Act of 1940 (the 1940 Act), of Bridgeway Funds' outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of an investment company's outstanding voting securities means the vote of the holders of the lesser of (1) 67% of the shares of the investment company represented at a meeting at which the holders of more than 50% of its outstanding shares are represented, or (2) more than 50% of the outstanding shares.

As indicated in the following list, Bridgeway Funds may not:

      1. Purchase securities on margin, except short-term credits that may be necessary for the clearance of transactions.

      2. Make short sales of securities or maintain a short position if such sales or positions exceed 20% of a Fund's total assets under management; except for the Balanced Fund which may not make short sales of securities or maintain short positions if such short sales or positions exceed 35% of its total assets under management.

      3. Issue senior securities, except that any Fund may borrow, on a secured or unsecured basis from banks. Aggressive Investors 1 and Aggressive Investors 2 may borrow on a secured or unsecured basis from banks up to 50% of net assets (not including the amount borrowed) for the purchase of securities, and any Fund may borrow, on a secured or unsecured basis from banks, up to 5% of its total assets for temporary or emergency purposes. In addition, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value, and Blue Chip 35 Index may borrow from banks up to 50% of net assets for the purpose of selling a security short "against the box" on a temporary basis to avoid capital gains distributions.

      4. Invest in options or futures in individual stocks if the aggregate initial margins and premiums required for establishing such non-hedging positions exceed 5% of net assets. In addition, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, and Blue Chip 35 Index may not invest in any options (unless otherwise noted in the Prospectus) but may invest in futures of stock market indices and individual stocks as described in the Prospectus. For purposes of calculating the 5% limit, options and futures on individual stocks are excluded as long as the equivalent stock position in the underlying stock meets all other investment restrictions.

      5. Invest in options or futures on individual commodities if the aggregate initial margins and premiums required for establishing such positions exceed 2% of net assets. In addition, only

            Aggressive Investors 1 and Aggressive Investors 2 may invest in any commodity options or futures.


      6. Buy or sell real estate, real estate limited partnership interests or other interest in real estate (although it may purchase and sell securities that are secured by real estate and securities or companies which invest or deal in real estate.)



      7. Make loans (except for purchases of publicly traded debt securities consistent with Bridgeway Funds' investment policies and pursuant to cash borrowing and lending agreements between and among the funds whose shareholders have authorized such agreements); however, Bridgeway Funds may lend its Fund's securities to others on a fully collateralized basis as permitted by the Securities and Exchange Commission.



      8. Make investments for the purpose of exercising control or management.



      9.    Act as an underwriter of securities of other issuers.



      10. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry. For purposes of this calculation, Standard Industrial Classification
            (SIC) Codes are used to determine into which industry a company falls.



      11. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.


Bridgeway Funds observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities. Non-fundamental restrictions may be changed without shareholder approval.

Bridgeway Funds may not:


      12. Purchase any security if as a result Bridgeway Funds would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class).



      13. Invest in securities of any issuer if, to the knowledge of Bridgeway Funds, any of its Officers or Directors, or those of the Adviser, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.



      14. Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of Bridgeway Funds' net assets, may be warrants which are not listed on the New York or American Stock ExchangeS). However, Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, Large-Cap Value and Blue Chip 35 Index may not purchase any warrants.



      15. Invest in oil, gas, or mineral-related programs, partnerships, or leases.



      16. Invest in securities that would cause the Blue Chip 35 Index to violate the Board approved policy to weight the Fund's sector composition within one and one-half percentage points of the sector composition of its index.


U.S. GOVERNMENT SECURITIES

The U.S. Government securities in which Bridgeway Funds may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S.

Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association ("GNMA") certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the credit worthiness of the issuer, such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") securities.

CLOSED-END FUNDS

Any Fund may also invest up to 5% of its total assets in closed-end mutual funds. These securities may sell at a premium or discount to the net asset value of their underlying securities. While gaining further diversification through such investments, Bridgeway Funds will bear the additional volatility and risk that, in addition to changes in value of the underlying securities in the closed-end funds, there may be additional increase or decrease in price due to a change in the premium or discount in their market prices.

FOREIGN SECURITIES

Any Fund may invest up to 10% of its total assets in foreign securities traded on Exchanges in the United States. For purposes of this restriction, companies headquartered outside of the United States, but listed on a U.S. Exchange and deriving 75% or more of their revenues from U.S. sources are not considered to be foreign companies. Foreign securities carry incremental risk associated with:
(1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in transaction settlements and the effect of this delay on shareholder equity; (9) foreign withholding taxes; (10) political, economic, and similar risks, including expropriation and nationalization; (11) different accounting, auditing, and financial standards; (12) price volatility; and (13) reduced liquidity in foreign markets where the securities also trade. While some of these risks are reduced by investing only in ADRs and foreign securities listed on American exchanges, even these foreign securities may carry substantial incremental risk.


CLOSED FUND STATUS DEFINITIONS






The Adviser may recommend that certain Funds be closed to new investments to control asset flows and levels. Information on the investments permitted in Funds indicated as "Closed to New Investors" or "Closed to New Investors and Current Shareholders" can be found below. With regard to closed Funds, the Fund reserves the right to make future additional exceptions that, in the judgment of the Adviser, do not adversely affect its ability to manage the Funds effectively. For example, the Fund may elect to accept defined contribution plans that provide regular cash flows which are beneficial to the Fund. These exceptions, if any, are annually reviewed by the Funds' Board of Directors. The Fund also reserves the right to reject any purchase or refuse any exception, including those detailed below, that the Adviser feels will adversely affect its ability to manage the Funds effectively. The Adviser has established a Closed Funds Exceptions Committee, which reports at least annually to the Fund Board, to review exceptions and to maintain this policy. A majority of this committee must approve any investments in closed funds not described below. Furthermore, the Board will also review the application of "closed status" with respect to the Advisor's separately managed accounts in the same style as a Fund. A specific style (such as "aggressive investors 1") would typically be closed to new separate accounts at the same time as the fund closes to new accounts. However, additional "capacity" of a style could be opened to new separate accounts and not new fund accounts if certain conditions are met.



ELIGIBLE INVESTMENTS INTO FUNDS CLOSED TO NEW INVESTORS
(OPEN TO CURRENT ACCOUNTS)

- Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.



- Shareholders may add to their accounts through the Automatic Investment Plan ("AIP") and may increase the AIP amount.



- Participants in an existing employee benefit or retirement plan (including 401(k) and other types of defined contribution plans) may open new accounts in that plan if the Fund is an investment option. IRA transfers and rollovers from these plans may be used to open new accounts. Certain third parties who offer Bridgeway Funds may not be able to support this exception.



- Shareholders may open new accounts that have the same social security number or registered shareholder as their existing accounts. Proof of current ownership may be required.



- Custodians named for minors (children under 18) on existing accounts of Funds that are closed to new investors may open new accounts in those Funds.



- Financial Advisers with existing accounts, who provide recordkeeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients. However, Advisers who advertise or communicate broadly the availability of Bridgeway closed Funds may not be permitted to purchase additional shares.



- Directors of the Funds, staff and directors of the Adviser, the Adviser, and Bridgeway Charitable Foundation may continue to open new accounts.



ELIGIBLE INVESTMENTS INTO FUNDS CLOSED TO NEW INVESTORS AND CURRENT SHAREHOLDERS



- Shareholders may continue to add to their existing accounts through the reinvestment of dividends and capital gain distributions on any shares owned.



- Directors of the Funds, staff and directors of the Adviser, the Adviser, and Bridgeway Charitable Foundation may continue to open new accounts and make additional purchases of unsubscribed or redeemed shares.



ALLOCATION OF INVESTMENT DECISIONS



ACTIVELY MANAGED (HIGHER    ACTIVELY MANAGED (LOWER
      TURNOVER)                   TURNOVER)                   PASSIVELY MANAGED
------------------------    -----------------------      ---------------------------
      Aggressive               Small-Cap Growth          Ultra-Small Company Market*
     Investors 1 *

      Aggressive                Small-Cap Value              Blue Chip 35 Index
      Investors 2

      Ultra-Small              Large-Cap Growth
      Company **

      Micro-Cap                Large-Cap Value
      Limited **



*   See section "Closed Funds Status Definition" on page 12.



** Closed to all investors



The Adviser applies the following principles when allocating portfolio purchase and sale opportunities among the funds and/or separately managed accounts so that over time all similar accounts are treated equitably and along the manner described below. Nevertheless, accounts will sometimes receive differing proportions of a stock due to differences such as cash levels, cash flow needs, tax status, or current composition.



The Adviser can place the Funds it manages along a spectrum of active to passive management. The most active include Aggressive Investors 1, Aggressive Investors 2, Ultra-Small Company and Micro-Cap Limited. These Funds tend to have higher turnover, higher risk, higher expenses and lower tax efficiency relative to Bridgeway Funds of other groups. Additionally, these funds may make buy and sell decisions based on recent news and price movements with the objective of capturing short-term opportunities; this necessarily increases the "transaction costs," or costs associated with buying and selling fund shares quickly.



A second group of Funds includes Small-Cap Value, Small-Cap Growth, Large-Cap Value and Large-Cap Growth. While they are clearly actively-managed by industry standards, they generally have greater diversity within their class, lower turnover, lower risk, lower operating and transaction expenses and are more tax efficient, than the first group of Funds. These funds generally have a somewhat longer-term view of investments and will sacrifice short-term trading opportunities (such as those pursued in the most actively-managed group above) for longer-term cost and tax efficiency. Specifically, they are less likely to buy or sell stocks on news, but strive to make up for this "opportunity cost" through more favorable trade execution and cost structure.



The third group of portfolios consists of passively managed and indexed portfolios, including Ultra-Small Company Market and Blue Chip 35 Index, which have experienced better tax efficiency, lower expense ratios, lower turnover and lower risk than an actively managed Fund of the same asset class.


The final group, not reflected in the chart above, is the Balanced Fund. This Fund has aspects of both active and passive management.


Ultra-Small Company will generally be given priority for ultra small-cap stocks. Following Ultra-Small Company, Micro-Cap Limited will generally be given priority over Ultra-Small Company Market or other actively managed (lower turnover) Funds for ultra-small stocks.



Micro-Cap Limited will generally be given priority for micro-cap stocks. Following Micro-Cap Limited, Aggressive Investors 1 will generally be given priority over Aggressive Investors 2.



Aggressive Investors 1 will have "right of first refusal" over Aggressive Investors 2 to purchase small and mid-cap stocks for which there is relatively limited liquidity.



The Balanced Fund typically only invests in those stocks which also trade call and put options, which generally rules out both ultra-small and micro-cap stocks. At the current asset levels and size of stock appropriate for this Fund, investment allocation is typically a "non-issue" and for purposes of efficiency this Fund may be treated on a par with the actively managed (higher turnover) funds. Nevertheless, as assets grow, the Adviser anticipates this Fund to be between the active (higher turnover) Funds and the active (lower turnover) Funds in order of investment allocations.



In general, unlike actively-managed Funds, passively-managed Funds are considered not to be negatively impacted in receiving secondary priority for a specific stock, since a different stock with similar characteristics is generally available to achieve the investment objective. Similarly, a passively-managed Fund will take secondary priority over actively managed ones when selling a stock, since there is typically an alternate stock to sell to raise cash or otherwise achieve the investment objective.



In addition to serving as Adviser for the Bridgeway Funds, Bridgeway Capital Management, Inc. acts as Adviser for other investment accounts such as separate accounts and sub-advisory relationships. Bridgeway Funds, and other investment accounts are clients of Bridgeway Capital Management, Inc.. As of October 28, 2004, all other investment accounts managed in a style similar to one of the Bridgeway Funds will receive the same priority as the Fund. For purposes of investment decision allocation, clients of a given style are treated with the same priority as the Fund of that style. For example, other investment accounts in the Aggressive Investors 1 style are given the same investment allocation priority as Aggressive Investors 1 Fund.


When an actively managed (higher turnover) Fund closes to new investors, other investment accounts of that style are also typically closed to new investors. However, if a style is reopened to increase assets due to a market drop, redemptions, or for whatever reason, the Adviser will recommend to the Fund board the most efficient strategy to add those assets and will consider the best interests of current shareholders when doing so. This could include making the fund/style available only to retirement plans (which typically have longer holding periods and are more cost efficient to the fund) or institutions which the Adviser believes are more likely to add to investments in a downturn, for example.


Once a decision to buy a stock for a given fund/account style has been made, the stock is offered to all clients within that style on a pro-rata equal basis if possible. However, if limited liquidity precludes all accounts from receiving a reasonable pro-rata share, shares will be offered on a rotating basis using the same rules as contained in the trade allocation policy approved by the Board of Directors.

Issues of allocation typically do not exist with Blue Chip 35 Index, since the stocks in this Fund are extremely liquid.


MANAGEMENT OF BRIDGEWAY FUNDS

These are the Directors and Officers of Bridgeway Funds, their business address, and principal occupations during the past five years.

INDEPENDENT DIRECTORS


                                                                                     # of
                         Position(s)     Term of                                   Bridgeway
                          Held with    Office and    Principal Occupation(s)         Funds             Other
Name, Address(1) , and    Bridgeway     Length of             During               Overseen        Directorships
Age                         Funds      Time Served       Past Five Years          by Director     Held by Director
----------------------   -----------   -----------   ------------------------     -----------     ----------------
Kirbyjon Caldwell         Director        Term:      Senior Pastor of Windsor       Eleven        Continental
Age 51                                   1 Year      Village United Methodist                     Airlines,Inc.,
                                         Length:     Church, since 1982                           JP Morgan Chase
                                         3 Years                                                  Advisory Board,
                                                                                                  American Church
                                                                                                  Mortgage Company,
                                                                                                  Reliant Resources,
                                                                                                  Inc. [energy &
                                                                                                  electricity
                                                                                                  services].

Karen S. Gerstner         Director        Term:      Principal, Karen S.            Eleven              None
Age 49                                   1 Year      Gerstner & Associates,
                                         Length:     P.C. , 2003 to present.
                                        10 Years     Attorney and Partner,
                                                     Davis Ridout, Jones and
                                                     Gerstner LLP, 1/1999 to
                                                     2003.

Miles Douglas Harper,     Director        Term:      Partner, 10/1998 to            Eleven        Calvert Large-Cap
III*                                     1 Year      present Gainer, Donnelly,                    Growth Fund(2)
Age 42                                   Length:        Desroches, LLP                            (1 Portfolio)
                                        10 Years


* Independent Chairman

"INTERESTED" OR AFFILIATED DIRECTORS AND OFFICERS


                        Positions
                          Held          Term of                                       Number of
                          with        Office and                                      Bridgeway
Name, Address(1), and   Bridgeway      Length of   Principal Occupation(s)During   Funds Overseen  Other Directorships
Age                       Funds       Time Served       Past Five Years              by Director    Held by Director
---------------------     -----       -----------       ---------------              -----------    ----------------
John N. R. Montgomery   President       Term:      President, Bridgeway                Eleven             None
(3) Age 49              and            1 Year      Funds, 11/1993 - Present.
                        Director       Length:     President, Bridgeway
                                       11 Years    Capital Management, Inc.,
                                                   Inc., 7/1993-present.

Michael D. Mulcahy(4)    Director    Term: 1 year  Director and Staff Member,          Eleven             None
Age 41                                 Length:     Bridgeway Capital
                                     10/01/2003 to Management, Inc., Inc.,
                                        present    12/2002 - present. Vice
                                                   President, Hewlett
                                                   Packard, 1/2001-12/2002.
                                                   Executive Vice President,
                                                   Artios, Inc. , 10/1998 -
                                                   1/2001.

Joanna Barnhill         Secretary    Term: 1 year  Staff Member, Bridgeway                         None
Age 54                                 Length:     Capital Management, Inc.,
                                     11/22/1993 to Inc. since 1993.
                                       present

Linda G. Giuffre        Treasurer    Term: 1 year  Staff member, Bridgeway                         None
Age 43                  and            Length:     Capital Management, Inc.,
                        Chief        05/14/2004 to Inc. 5/04 to present.
                        Compliance     present     Vice President -
                        Officer                    Compliance, Capstone Asset
                                                   Management Company, 1998 -
                                                   2004.


(1) The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2) The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., Inc., the Adviser to Bridgeway Funds.

(3) John Montgomery is president, director and majority shareholder of Bridgeway Capital Management, Inc., Inc. and therefore an interested person of Bridgeway Funds.

(4) Michael Mulcahy is a director and employee of Bridgeway Capital Management, Inc., Inc. and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the "Board"). The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.


From Bridgeway Funds' inception to February 15, 2002, the Independent Directors functioned as the Board's Audit Committee (the "Committee"), selecting the investment company's independent auditor and meeting with the auditor annually. The Committee was formalized by Board resolution on February 15, 2002. It is currently the Board's only standing committee. Its members are Miles Douglas Harper, III, Independent Chairman of the Board and Audit Committee , Kirbyjon Caldwell and Karen S. Gerstner (all Independent Directors.) The Committee provides ongoing oversight of Bridgeway Funds' independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met four times in fiscal year 2004.



                                Dollar Range of         Aggregate Dollar Range of Equity Securities in All
                             Equity Securities in                           Registered
                              Bridgeway Funds as           Investment Companies Overseen by Director in
Name of Director                 of 12/31/2003           Family of Investment Companies as of 12/31/2003
----------------                 -------------           -----------------------------------------------
Kirbyjon Caldwell                Over $100,000                            Over $100,000
Karen Gerstner                   Over $100,000                            Over $100,000
Miles Douglas Harper, III*       Over $100,000                            Over $100,000

John N.R. Montgomery             Over $100,000                            Over $100,000
Michael D. Mulcahy               Over $100,000                            Over $100,000


* Independent Chairman

COMPENSATION


Bridgeway Funds pays an annual retainer of $7,500 and fees of $2,500 per Board meeting, Audit Committee meeting or combination meetings to each Independent Director. Such Directors are reimbursed for any expenses incurred in attending meetings. During fiscal year 2004, Bridgeway Funds paid the following compensation:



                                                   Pension or
                                                   Retirement
                                  Aggregate     Benefits Accrued
                                 Compensation      as Part of       Estimated Annual      Total Compensation
                                from Bridgeway   Bridgeway Funds      Benefits Upon      from Bridgeway Funds
Name of Person, Position            Funds           Expenses           Retirement         Paid to Directors
------------------------            -----           --------           ----------         -----------------
Kirbyjon Caldwell(1)               $17,000             $0                  $0                  $17,000
Karen Gerstner(1)                  $23,500             $0                  $0                  $23,500
Miles Douglas Harper, III(1)*      $23,500             $0                  $0                  $23,500

John N.R. Montgomery               $     0             $0                  $0                  $     0
Michael D. Mulcahy                 $72,642             $0                  $0                  $72,642

(1) The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account.



* Independent Chairman receives an additional $500 per meeting, plus $2,500 additional annual retainer fee.


CODE OF ETHICS

Bridgeway Funds, Inc., and Bridgeway Capital Management, Inc., Inc. have adopted a Code of Ethics (the "Code") pursuant to Rule 17j-1 of the Investment Company Act of 1940. The Code is designed to minimize conflicts of interest and therefore prohibits Bridgeway Funds and the Adviser from accepting soft dollar commissions in transactions with brokers.

The Code requires the monitoring of activities of Fund managers trading stocks, which their Funds also hold, for their own portfolios. Fund managers are prohibited from purchasing stocks which may potentially be held by their Funds. However, any Adviser staff member may own shares of any mutual fund and remain in compliance with the Code. With special pre-clearance from a Fund manager and the Compliance Officer (who administers the Code), Adviser staff (who are not Fund managers) may hold shares of other securities which are potential investments of a Bridgeway Fund.

The Code also contains restrictions on use of material information.

In addition to the stringent Code of Ethics described on page 56 of the Prospectus, the Adviser has a unique Mission Statement that sets it apart from others in the industry. It states:

      OUR MISSION is to:

            -     support charitable services,

            -     nurture educational services,

            -     improve the quality of community life, and

            -     oppose and alleviate the effects of genocide and oppression.

      OUR ROLE in this effort is primarily, but not exclusively, a financial one. As stewards of others' money, we strive to:

            -     uphold the highest standards of INTEGRITY,

            - maintain a long-term risk-adjusted investment PERFORMANCE RECORD in the top 5% of investment advisers,*

            -     achieve a superior (efficient) COST structure, and

            -     provide friendly, quality SERVICE.

      OUR GREATEST RESOURCE is people. Recognizing this, we strive to:

            -     create a positive, fun, and challenging atmosphere,

            -     provide fair compensation with performance,

            -     give regular peer feedback,

            -     invest generously in hiring and training, and

            -     value the family.

*Past performance does not guarantee future returns. However, the Adviser and Bridgeway Funds have committed to clearly communicating performance vs. industry benchmarks in each report to shareholders.

The Adviser is also committed to donating up to 50% of its own Investment Advisory Fee profits to charitable and non-profit organizations. To maximize this objective, the Adviser seeks a superior cost structure. There are no expensive perks or luxurious offices. The quantitative investment methods used do not require a large research staff. Staff members are paid commensurate with performance and market salary scales, but subject to the following cap: the total compensation of the highest-paid employee cannot be more than seven times that of the lowest-paid employee. The Adviser believes these policies should also contribute to lowering Bridgeway Funds expense ratios as assets grow.



PROXY VOTING POLICIES



Please refer to Appendix A of this Statement of Additional Information for the Proxy Voting Guidelines of the Bridgeway Funds. This document includes the policies and procedures that the Funds use in determining how to vote proxies relating to Fund securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of the Funds' Investment Adviser, principal underwriter, or an affiliated person of the Fund, its Investment Adviser, or principal underwriter.



Bridgeway's proxy voting record for the most recent 12-month period ended June 30, is available without charge, upon request, by calling 800-661-3550, and is also available on the Securities and Exchange Commission's website at www.sec.gov.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF BRIDGEWAY FUNDS SECURITIES

When issued, Fund shares are fully transferable and redeemable at the option of Bridgeway Funds in certain circumstances as described in its Prospectus under "How to Redeem Shares." All Bridgeway Funds shares are equal as to earnings, assets, and voting privileges. There is no conversion, pre-emptive or other subscription rights. Under Bridgeway Funds' Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of each series of Bridgeway Funds' outstanding shares is entitled to share equally in dividends and other distributions and in the net assets belonging to that series of Bridgeway Funds on liquidation. Accordingly, in the event of liquidation, each share of common stock is entitled to its portion of all of Bridgeway Funds' assets after all debts and expenses have been paid. Shares of Bridgeway Funds do not have cumulative voting rights for the election of Directors. Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value each offer two separate classes of shares: Class N and Class R. Each Class represents interests in the same portfolio of investments but, as further described in this SAI, each Class is subject to differing sales charges and expenses, resulting in differing net asset values and distributions.

In matters requiring shareholder approval, each Bridgeway Fund shareholder is entitled to one vote for each share registered in his/her name, and fractional shares entitle the holders to a corresponding fractional vote.


Shareholders of record owning more than 5% of the outstanding shares of each Bridgeway Fund as of September 30, 2004, are listed in the table below, followed by the total percentage ownership of all Officers and Directors of Bridgeway Funds, Inc.


                                                                  Ultra-
                                        Aggressive  Aggressive     Small   Ultra-Small Blue Chip  Micro-Cap
Name                  Address           Investors 1  Investors 2  Company  Co Market    35 Index   Limited     Balanced
----                  -------           -----------  -----------  -------  ---------    --------   -------     --------
Bridgeway Capital     5615 Kirby                                                                                 6.35%
Management, Inc.,     Drive, Ste 518
Inc.                  Houston, TX 77005

Charles Schwab &      101 Montgomery      20.17%       18.45%                25.63%      30.16%                 34.39%
Co., Inc. Special     Street
Custody Account for   San Francisco,
the Benefit of        CA  94101
Customers
(incorporated in the
state of Delaware)

Comerica Bank FBO     PO Box 75000                                            5.01%
Calhoun & Co.          MC 3446
                      Detroit, MI
                      48275-3446

FTC & Co.             PO Box 173736                                                       8.47%
                      Denver, CO
                      80217-

                          3736

Eternity LTD.             PO Box N-7776                                                                14.98%
                          Nassau, Bahamas

National Financial        P O Box 989030      18.40%       17.73%       11.10%   21.19%      11.90%    11.04%        9.30%
Services, Corp.           New York, NY
                          10281

National Investors        55 Water Street      6.35%        5.69%                12.50%      13.33%     8.60%
Services Inc.             32nd Floor
                          New York, NY
                          10041-3299

Simons Rock College       84 Alford Road                                                                             5.02%
of Bard                   Gt Barrington,
                          MA 01230

All Officers/Directors                          .31%         .24%        1.09%       0%       1.08%      .38%        1.74%


                                                                                                  Small-  Large-   Large-
                                            Small-Cap              Large-Cap Large-Cap Small-Cap    Cap     Cap      Cap
                                             Growth     Small-Cap   Growth     Value    Growth     Value   Growth   Value
                                              Fund     Value Fund    Fund      Fund      Fund      Fund    Fund     Fund
        Name                  Address        Class N     Class N    Class N   Class N   Class R   Class R Class R  Class R
---------------------     ---------------   ---------  ----------  --------- --------- ---------  ------- -------  ---------
Charles Schwab &          101 Montgomery                                                 98.93%    96.99%  97.39%   97.21%
Co., Inc. Special           Street
Custody Account for       San Francisco,
the Benefit of            CA  94101
Customers
(incorporated in the
state of Delaware)

National Financial        PO Box 989030       20.22%     19.70%      15.56%    12.75%
Services, Corp.           New York, NY
                          10281

National Investors        55 Water Street      8.40%      8.88%       6.97%     8.10%
Services Inc.             32nd Floor
                          New York, NY
                          10041-3299

SEMA & Co.                12 E 49th St.,                 11.09%
                          41st fl. New
                          York, NY 10017

All Officers/Directors                          .03%       .04%        .03%      .05%        0%       0%       0%       0%




INVESTMENT ADVISORY AND OTHER SERVICES

Bridgeway Capital Management, Inc., Inc. is a Texas corporation organized in July 1993 to act as Adviser to Bridgeway Funds and is controlled by John N. R. Montgomery and his family. John is also the President of Bridgeway Funds and the named Fund manager on ten Bridgeway Funds. From 1985 to 1992 John gained extensive experience managing his own investment portfolio utilizing the techniques he now uses in managing each Bridgeway Fund. Prior to 1985, John served as a research engineer/project manager at the Massachusetts Institute of Technology, and served as an executive with transportation agencies in North Carolina and Texas. He has graduate degrees from both the Massachusetts Institute of Technology and Harvard Graduate School of Business Administration.

Richard P. (Dick) Cancelmo, Jr. is responsible for managing the assets of the Balanced Fund and selecting the securities that the Fund will purchase and sell. He is a graduate of Washington and Lee University.

Dick has been with the Adviser since March of 2000 and provides leadership to the trading team at Bridgeway Capital Management, Inc.. From 1996 to 2000, he was Portfolio Manager of West University Fund, Inc. and President of Cancelmo Capital Management, Inc., a Houston-based investment Adviser. Dick has been involved in the securities markets since 1980 when he started his career on the options floor of the Philadelphia Stock Exchange. He later worked for Rotan Mosle, Inc. on its option trading desk and for Paine Webber, Inc.

Subject to the supervision of the Board of Directors, investment advisory, management, and administration services are provided by Bridgeway Capital Management, Inc. to Bridgeway Funds pursuant to Management Agreements approved on the following dates:


                                      Date of Approval of Management
     FUND                                     Agreement
     ----                                     ---------
Aggressive Investors 1                         6/16/04
Aggressive Investors 2                         6/16/04
Ultra-Small Company                            6/16/04
Ultra-Small Company Market                     6/16/04
Micro-Cap Limited                              6/16/04
Small-Cap Growth                               6/16/04
Small-Cap Value                                6/16/04
Large-Cap Growth                               6/16/04
Large-Cap Value                                6/16/04
Blue-Chip 35 Index                             6/16/04
Balanced                                       6/16/04


All Management Agreements are terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of a Fund at any time without penalty, on 60 days' written notice to the Adviser. The Adviser also may terminate any Agreement on 90 days' written notice to Bridgeway Funds. All Agreements terminate automatically upon assignment (as defined in the 1940
Act).

By Agreement, the Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the following fiscal year ratios:

FUND                                  Class N          Class R
----                                  -------          -------
Aggressive Investors 1                 2.00%
Aggressive Investors 2                 1.90%
Ultra-Small Company                    2.00%
Ultra-Small Company Market             0.75%
Micro-Cap Limited                      1.90%
Small-Cap Growth                       0.94%            1.19%
Small-Cap Value                        0.94%            1.19%
Large-Cap Growth                       0.84%            1.09%
Large-Cap Value                        0.84%            1.09%
Blue Chip 35 Index                     0.15%
Balanced                               0.94%


At the Board's June 16th, 2004 meeting, called specifically to approve the Management Agreements with the Adviser, Bridgeway Funds' Board considered, among other things:


      1. how Bridgeway Funds' expense ratios compare with those of comparable funds,

      2. the impact of economies of scale on Advisory Fees for Aggressive Investors 1, (As assets in the Fund grow Advisory Fees automatically decline.)

      3. the Advisory Fee Schedule for Ultra-Small Company Market created with a large asset base in mind,

      4. the Adviser's profits and cash position presented in its financial statements,

      5. the performance of Bridgeway Funds' shares relative to their peers and respective benchmarks, and

      6.    accounting, transfer agency, and custodial costs.

Specifically, the Board noted that the Adviser utilizes its own proprietary quantitative models and trading strategies for purposes of managing the Funds. In addition, the Adviser provided the Bridgeway Funds' Board information comparing the advisory fees each Fund pays to the average advisory fees paid by other funds in a comparable fund category. The Board considered that for those Funds in which the Bridgeway Funds' advisory fee exceeded the category average, the higher fee was the result of application of the Fund's performance fee and that the Fund's performance has been higher, relative to their benchmarks, over a trailing five-year average. For those Funds that do not have a performance fee, the Board noted that advisory fees were comparable or less than their category averages. The Board also considered that the fees the Adviser charges to the Funds have generally been less than the fees the Adviser charges separately managed accounts. The Board reviewed the financial statements of the Adviser and considered the costs to the Adviser to provide the advisory services to the Funds and the profits the Adviser earned in providing such advisory services. Finally, the Board considered that for Aggressive Investors 1, Ultra-Small Company and Micro-Cap Limited it is unlikely that dramatic economies of scale can be realized due to the fact that such Funds are closed to new investors at relatively low asset levels compared to other funds in similar categories.

After considering these factors, the Board, including the Bridgeway Fund's Directors who are not interested persons of the Funds, unanimously approved the Management Agreements.

Under the Management Agreements, the Adviser provides a continuous investment program for Bridgeway Funds by placing orders to buy, sell, or hold particular securities. The Adviser also supervises all matters relating to the operation of Bridgeway Funds, such as corporate officers, operations, office space, equipment, and services.


AGGRESSIVE INVESTORS 1



General Provisions



The Fund's expenses, including the Advisory Fee, will be accrued daily. The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.



Base Advisory Fee



As compensation for services rendered, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate):



(1) 0.90% of the value of the Fund's average daily net assets in the quarter up to $250,000,000;

(2)   0.875% of the next $250,000,000 of such assets; and

(3)   0.85% of such assets over $500,000,000.



For purposes of calculating the Base Advisory Fee, the Fund's daily net assets shall be computed by adding the Fund's total daily asset values less liabilities during the quarter and dividing the resulting total by the number of days in that quarter. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.



Performance Period



The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2002, the relevant five-year period would be from Friday, December 30, 1997 through Friday, December 31, 2002.

The Performance Adjustment Rate



The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index as published after the close of the market on the last day of the Performance Period (hereinafter "Index" or "S & P 500 Index") with dividends reinvested and will range from -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at 4.67% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 4.67% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus approximately 15% over the Performance Period (0.70% divided by 15.00% = 4.67%).



For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2002. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 4.67% times the difference in returns, or 4.67% times (27.63% - 21.21%) = 0.30%.



Calculation of Performance



The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.



Performance Adjustment



The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the most recent Performance Period.



Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.



The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.



Continuing with the example above, the adjusted Advisory Fee applied to the period of time from October 1, 2002, through December 31, 2002, would be a Base Advisory Fee equal to 0.90% (the Base Advisory Fee Rate) times the value of the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment equal to 0.30% (the Performance Adjustment Rate) times the value of the Fund's average daily net assets in the Performance Period.



Limitations



Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 2.00% of the value of its average net assets.



The Adviser will reimburse expenses, if necessary, to ensure the expense ratio of the Fund does not exceed the maximum expense limitation for the fiscal year.



New classes of shares of the Fund may carry a different expense limitation.

AGGRESSIVE INVESTORS 2



General Provisions



The Fund's expenses, including the Advisory Fee, will be accrued daily. The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.



Base Advisory Fee



As compensation for services rendered, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate):



(1) 0.90% of the value of the Fund's average daily net assets in the calendar quarter up to $250,000,000;

(2)   0.875% of the next $250,000,000 of such assets; and

(3)   0.85% of such assets over $500,000,000.



For purposes of calculating the Base Advisory Fee, the Fund's average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities during the calendar quarter and dividing the resulting total by the number of days in the quarter. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.



The Performance Period



The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2008, the relevant five-year period would be from December 31, 2002 through December 31, 2007.



The Performance Adjustment Rate



The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index as published after the close of the market on the last day of the Performance Period (hereinafter "Index" or "S & P 500 Index") with dividends reinvested and will range from -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at 4.67% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 4.67% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15.00% over the Performance Period (0.70% divided by 15.00% = 4.76%).



For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2007. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 4.67% times the difference in returns, or 4.67% times (27.63% - 21.21%) = 0.30%.



Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.



            (a) From inception through September 30, 2002, the Performance Adjustment Rate was inoperative. The Advisory Fee payable was the Base Advisory Fee only.

            (b) From September 30, 2002 through September 30, 2006, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.



Calculation of Performance



The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.



Performance Adjustment



The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the most recent Performance Period.



Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.



The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Bass Fee adjusted for the negative Performance Adjustment.



Continuing with the example above, the adjusted Advisory Fee applied to the period of time from October 1, 2003, through December 31, 2003, would be a Base Advisory Fee equal to 0.90% (the Base Advisory Fee Rate) times the value of the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment equal to 0.30% (the Performance Adjustment Rate) times the value of the Fund's average daily net assets in the Performance Period.



Fund Expenses & Limitations



Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 1.90% of the value of its average net assets.



The Adviser will reimburse expenses, if necessary, to ensure the expense ratio of the Fund does not exceed the maximum expense limitation for the fiscal year.



New classes of shares of the Fund may carry a different expense limitation.



ULTRA-SMALL COMPANY



General Provisions



The Fund's expenses (including the Advisory Fee) will be accrued daily.



Advisory Fee



As compensation for services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the following annual rate:

(1) 0.90% of the value of the Fund's average daily net assets during such month up to $250,000,000;

(2)   0.875% of the next $250,000,000 of such assets; and

(3)   0.85% of such assets over $500,000,000.



However, during the period that the Ultra-Small Company Fund's net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be paid as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum ratio of 1.49%.



For purposes of calculating the Advisory Fee each month, average daily net asset value shall be computed by adding the Fund's total daily asset values, less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.



Application of the Advisory Fee Rate



As indicated above, the Fund's expenses (including the monthly Advisory Fee) will be accrued daily. However, expenses in excess of the maximum expense limitation assumed by the Adviser shall not be accrued for the purpose of computing the daily net asset value of a Fund share.



Fund Expenses & Limitations



Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 2.00% of the value of its average net assets.



The Adviser will reimburse expenses, if necessary, to ensure the Fund's expense ratio does not exceed the maximum expense limitation for the fiscal year.



New classes of shares of the Fund may carry a different expense limitation.




ULTRA-SMALL COMPANY MARKET


General Provisions

The Fund's expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the annual rate of 0.50% of the value of the Fund's average daily net assets during such month.

For purposes of calculating the Advisory Fee each month, average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses and Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 0.75% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the Fund's expense ratio does not exceed the maximum expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different expense limitation.


MICRO-CAP LIMITED


General Provisions

The Fund's expenses, including the Advisory Fee, will be accrued daily. The Advisory Fee consists of a base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (Base Advisory Fee Rate):

(1) 0.90% of the value of the Fund's average daily net assets in the quarter up to $250,000,000;

(2)   0.875% of the next $250,000,000 of such assets; and

(3)   0.85% of such assets over $500,000,000.

However, during the quarter that the Micro-Cap Limited Fund's net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be determined as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum annualized ratio of 1.49% of the assets in the quarter the Advisory Fee is determined.

For purposes of calculating the Base Advisory Fee, the Fund's average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities for the most recent quarter and dividing the resulting total by the number of days in that quarter. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2005, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereinafter "Index") and will range from -0.70% to +0.70%. Whereas the Index is not available until approximately two weeks after the close of the quarter, the Index will be estimated using the Russell 2000 Value Index as published on the last day of the quarter. Any adjustments required between the estimated index and the actual results will be accrued in the subsequent period. The Performance Adjustment Rate will be calculated at 2.87% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 2.87% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus approximately 24.40% over the Performance Period (0.70% divided by 24.40% = 2.87%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2003. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 2.87% times the difference in returns, or 2.87% times (27.63% - 21.21%) = 0.18%.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

Performance Adjustments to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the most recent Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Bass Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2005, through December 31, 2005, would be a Base Advisory Fee equal to 0.90% (the Base Advisory Fee Rate) times the value of the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment equal to 0.18% (the Performance Adjustment Rate) times the value of the Fund's average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 1.90% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different expense limitation.

SMALL-CAP GROWTH

General Provisions

The Fund's expenses, including the Base Advisory Fee, will be accrued daily. The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund pays the Adviser a Base Advisory Fee computed quarterly at the following annual rate (Base Advisory Fee Rate): 0.60% of the value of the Fund's average daily net assets during the most recent calendar quarter.

For purposes of calculating the Base Advisory Fee, the Fund's average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 2000 Growth Index (the "Index") as published after the close of the market on the last day of the Performance Period and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

            (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative. The Advisory Fee payable is the Base Advisory Fee Rate times the daily net assets of the Fund only.

            (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Bass Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2005, through December 31, 2005, would be a Base Advisory Fee equal to 0.60% (the Base Advisory Fee Rate) times the value of the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment equal to 0.02% (the Performance Adjustment Rate) times the value of the Fund's average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the Class N shares shall in no case exceed the maximum expense limitation of 0.94% of the value of its average net assets.

Fund expenses for the Class R shares shall in no case exceed the maximum expense limitation of 1.19% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum expense limitations for the fiscal year. New classes of shares of the Fund may carry a different expense limitation.

SMALL-CAP VALUE

General Provisions

The Fund's expenses, including the Base Advisory Fee, will be accrued daily. The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund pays the Adviser a Base Advisory Fee computed quarterly at the following annual rate (Base Advisory Fee Rate): 0.60% of the value of the Fund's average daily net assets during the calendar quarter.

For purposes of calculating the Base Advisory Fee, the Fund's average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 2000 Value Index (the "Index") as published after the close of the market on the last day of the Performance Period and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

           (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative. The Advisory Fee payable is the Base Advisory Fee Rate times the average daily net assets of the Fund only.

           (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Bass Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2005, through December 31, 2005, would be a Base Advisory Fee equal to 0.60% (the Base Advisory Fee Rate) times the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment equal to 0.02% (the Performance Adjustment Rate) times the Fund's average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the Class N shares shall in no case exceed the maximum expense limitation of 0.94% of the value of its average net assets.

Fund expenses for the Class R shares shall in no case exceed the maximum expense limitation of 1.19% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum expense limitations for the fiscal year. New classes of shares of the Fund may carry a different expense limitation.

LARGE-CAP GROWTH

General Provisions

The Fund's expenses, (including the Advisory Fee), will be accrued daily. The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund pays the Adviser a Base Advisory Fee computed quarterly at the following annual rate (Base Advisory Fee Rate): 0.50% of the value of the Fund's average daily net assets during the calendar quarter.

For purposes of calculating the Base Advisory Fee, the Fund's average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter. The Fund's expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 1000 Growth Index as published after the close of the market on the last day of the Performance Period (the "Index") and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the

Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

            (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative. The Advisory Fee payable is the Base Advisory Fee Rate times the daily net assets of the Fund only.

            (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Bass Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the adjusted Advisory Fee applied to the period of time from October 1, 2005, through December 31, 2005, would be a Base Advisory Fee equal to 0.50% (the Base Advisory Fee Rate) times the value of the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment equal to 0.02% (the Performance Adjustment Rate) times the value of the Fund's average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the Class N shares shall in no case exceed the maximum expense limitation of 0.84% of the value of its average net assets.

Fund expenses for the Class R shares shall in no case exceed the maximum expense limitation of 1.09% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum expense limitations for the fiscal year. New classes of shares of the Fund may carry a different expense limitation.

LARGE-CAP VALUE

General Provisions

The Fund's expenses, including the Advisory Fee, will be accrued daily. The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund pays the Adviser a Base Advisory Fee computed quarterly at the following annual rate (Base Advisory Rate): 0.50% of the value of the Fund's average daily net assets during the calendar quarter.

For purposes of calculating the Base Advisory Fee, the Fund's average daily net assets shall be computed by adding the Fund's total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter. The Fund's expenses and fees, including the Base Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full calendar quarter during which this Agreement is in effect, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December
31) that the New York Stock Exchange was open for trading. For example, on December 15, 2006, the relevant five-year period would be from Friday, December 29, 2000 through Friday, December 30, 2005.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund's performance as compared to the performance of the Russell 1000 Value Index (the "Index") as published after the close of the market on the last day of the Performance Period and will range from -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund's performance and that of the Index is less than or equal to 2% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

            (a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative. The Advisory Fee payable is the Base Advisory Fee Rate times the daily net assets of the Fund only.

            (b) From September 30, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund's inception. Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended. In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund's performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund's net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date. Thus, the Fund's performance will be calculated in accordance with the SEC's standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period. To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund's average daily net assets in the Performance Period.

Expenses in excess of any maximum expense limitation assumed by the Adviser or Distributor, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter. However, in a period where a negative Performance Adjustment is applied, the Base Fee paid the Adviser shall be the Bass Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2005, through December 31, 2005, would be a Base Advisory Fee equal to 0.50% (the Base Advisory Fee Rate) times the value of the Fund's average daily net assets in the calendar quarter plus a Performance Adjustment Fee equal to 0.02% (the Performance Adjustment Rate) times the value of the Fund's average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the Class N shares shall in no case exceed the maximum expense limitation of 0.84% of the value of its average net assets. Fund expenses for the Class R shares shall in no case exceed the maximum expense limitation of 1.09% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the maximum expense limitations for the fiscal year. New classes of shares of the Fund may carry a different expense limitation

BLUE CHIP 35 INDEX

General Provisions

The Fund's expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the annual rate of 0.08% of the value of the Fund's average daily net assets during such month.

For purposes of calculating the Advisory Fee each month, the Fund's net asset value shall be computed by adding its total daily asset values, less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses and Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 0.15% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the Fund's expense ratio does not exceed the maximum expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different expense limitation.


BALANCED

General Provisions

The Fund's expenses (including the Advisory Fee) will be accrued daily.

Advisory Fee

As compensation for its services rendered, the Fund will pay the Adviser an Advisory Fee computed daily and payable monthly at the annual rate of 0.60% of the value of the Fund's average daily net assets during such month.

For purposes of calculating the Advisory Fee each month, the Fund's net asset value shall be computed by adding its total daily asset values, less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund's expenses and fees, including the Advisory Fee, will be accrued daily and taken into account in determining daily net asset value. For any period less than a full month during which this Agreement is in effect, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses & Limitations

Fund expenses for the existing class of shares (Class N) shall in no case exceed the maximum expense limitation of 0.94% of the value of its average net assets.

The Adviser will reimburse expenses, if necessary, to ensure the Fund's expense ratio does not exceed the maximum expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different expense limitation.

DOLLAR AMOUNTS PAID TO THE ADVISER

For the last three fiscal years ending June 30, 2004 the Adviser waived the following fees from each of the Funds. Prior to March 23, 2004, management fees for Aggressive Investors 1, Aggressive Investors 2, and Micro-Cap Limited were calculated depending on the trailing performance relative to a market benchmark. This total rate was then applied to current period assets to arrive at a management fee. Since March 23, 2004 in order to comply with Rule 205-2 of the Investment Advisers Act of 1940, the performance rate portion of the management fee was applied to the average of net assets over the applicable performance period.


                                  Advisory Fee          Expense            Waived         Waived Accounting
   Portfolio by Fiscal Year      Per Agreement       Reimbursement      Advisory Fees            Fee
   ------------------------      -------------       -------------      -------------     -----------------
     Aggressive Investors 1
          6/30/04                  $5,237,599         $        0         $        0         $        0
          6/30/03                  $3,731,211         $        0         $        0         $        0
          6/30/02                  $4,461,548         $        0         $        0         $        0

  Aggressive Investors 2*
          6/30/04                  $  828,380         $        0         $        0         $        0
          6/30/03                  $  107,690         $        0         $        0         $        0
          6/30/02                  $   33,574         $        0         $    2,949         $        0

    Ultra-Small Company
          6/30/04                  $  878,143         $        0         $        0         $        0
          6/30/03                  $  529,159         $        0         $        0         $        0
          6/30/02                  $  505,097         $        0         $        0         $        0

Ultra-Small Company Market
          6/30/04                  $3,525,174         $        0         $        0         $        0
          6/30/03                  $  543,140         $        0         $  108,174         $        0
          6/30/02                  $  190,629         $        0         $   98,558         $        0

     Micro-Cap Limited
          6/30/04                  $1,038,212         $        0         $   36,631         $        0
          6/30/03                  $  742,678         $        0         $  110,507         $        0
          6/30/02                  $  860,077         $        0         $   22,644         $        0

    Blue Chip 35 Index
          6/30/04                  $   18,485         $   82,469         $   18,485         $        0
          6/30/03                  $    4,651         $   26,691         $   27,040         $        0
          6/30/02                  $    4,870         $   11,735         $    4,870         $   31,154

         Balanced*
          6/30/04                  $   86,975         $        0         $   84,452         $        0
          6/30/03                  $   35,605         $        0         $   43,385         $        0
          6/30/02                  $   15,310         $    5,396         $   15,310         $    8,208

     Small-Cap Value**
          6/30/04                  $   77,280         $        0         $   71,095         $        0

    Small-Cap Growth**
          6/30/04                  $  105,521         $        0         $   54,329         $        0

     Large-Cap Value**
          6/30/04                  $   51,661         $   16,844         $   54,161         $        0

    Large-Cap Growth**
          6/30/04                  $   96,920         $        0         $   53,250         $        0



* Aggressive Investors 2 and Balanced were added on October 31, 2001 and June 30, 2001, respectively.

** Small-Cap Value, Small-Cap Growth, Large-Cap Value and Large-Cap Growth were added on October 31, 2003.


Fees earned each month were adjusted in accordance with relevant expense limitations (See pages 20). The resulting net advisory fees were paid at the end of each month.

SERVICE AGREEMENTS

MASTER ADMINISTRATIVE AGREEMENT


On July 1, 2004, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management, Inc. will act as Administrator for the Fund. Under the terms of the agreement, Bridgeway Capital Management, Inc. will provide or arrange for the provision of certain accounting and other administrative services to the Fund which it is not required to provide under the terms of the investment advisory agreement. The Master Administrative Agreement provides that it will continue in effect until terminated by either the Fund or Bridgeway Capital Management, Inc. on 60 days' written notice. As compensation under the Master Administrative Agreement, the Fund has agreed to reimburse Bridgeway Capital Management, Inc. for all expenses incurred in connection with the provision of services under the agreement. Expenses borne by Bridgeway Funds, in addition to the Advisory Fee include but are not limited to:

      (1) Charges and expenses of any custodian or depository appointed by Bridgeway Funds for the safekeeping of its cash, securities and other property,

      (2) Brokers' commissions and issue and transfer taxes chargeable to Bridgeway Funds in connection with securities transactions to which a Fund is a party,

      (3) Directors' fees and expenses of Bridgeway Funds' Directors who are not interested persons of the Adviser,

      (4) Reimbursement to the Adviser for any compensation paid by the Adviser to Adviser staff members who serve in the role and fulfill the function of Bridgeway Funds' Treasurer and Secretary. Such reimbursement will be in proportion to time spent on these Bridgeway Funds functions. Bridgeway Funds will not reimburse the Adviser for any compensation paid to the Bridgeway Funds President,

      (5) Charges and expenses of bookkeeping personnel, auditors, and accountants, computer services and equipment, and record keeping services and equipment,

      (6) Charges and expenses of the transfer agency and registrar function performed by or on behalf of Bridgeway Funds,

      (7) Taxes and corporate fees payable by Bridgeway Funds to federal, state or other government agencies,

      (8) Fees and expenses involved in registering and maintaining registration of Bridgeway Funds and of shares of Bridgeway Funds with the Securities and Exchange Commission (the "SEC") and qualifying such shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of Bridgeway Funds,

      (9) Expenses of Directors' meetings and of preparing and printing reports to Directors and shareholders,

      (10) Charges and expenses of legal counsel for Bridgeway Funds and the Independent Directors of Bridgeway Funds incurred in connection with legal matters relating to Bridgeway Funds, including without limitation, legal services rendered in connection with Bridgeway Funds' corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which Bridgeway Funds has herein assumed,

      (11)  Interest expense,

      (12)  Insurance expense, and

      (13)  Association membership dues.


The Adviser bears all of its costs and expenses in rendering the investment advisory services required under the Management Agreement. The Adviser also furnishes to Bridgeway Funds, at the Adviser's expense, office space in the offices of the Adviser and all necessary office facilities and equipment for managing the affairs and maintaining the records of Bridgeway Funds. If desired by Bridgeway Funds, the Adviser arranges for members of its organization, or its affiliates, to serve as agents of Bridgeway Funds without salaries from Bridgeway Funds.


The Adviser will not be liable to Bridgeway Funds for any error of judgment by the Adviser or any loss sustained by Bridgeway Funds except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the Investment Company Act of 1940) or of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

OTHER SERVICE PROVIDERS

Transfer Agent. Forum Shareholder Services, LLC, Two Portland Square, Portland, Maine 04101, acts as transfer agent for the Funds.

Fund Accounting. Bridgeway Funds has entered into an Administration, Bookkeeping and Pricing Services Agreement, dated as of February 1, 2004, with ALPS Mutual Fund Services, Inc. Under the terms of the agreement, ALPS provides services related to the daily administration of the Funds, including the preparation of financial statements, the maintenance of required books and records, and the computation of the net asset value for each fund. Bridgeway Funds pays to ALPS an annual fee in the amount of $47,500 for each Fund for which ALPS provides such services.

Custodian. U.S. Bank, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of all securities and cash of the Funds. Under the terms of the Custody Agreement, U.S. Bank maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on securities held by the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any depreciation of assets.

Auditors. Bridgeway Funds' independent public accountants are responsible for auditing the financial statements of the Fund. The Board of Directors has selected PricewaterhouseCoopers, LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, as the independent public accountants to audit the Funds' financial statements.

DISTRIBUTION OF FUND SHARES

Shares of the Funds are distributed primarily through mutual fund marketplaces. You may also purchase shares directly from the Fund. The Fund has entered into a Distribution Agreement with Forum Fund Services, LLC, dated as of January 2, 2004, pursuant to which Forum has agreed to use reasonable efforts to solicit orders to purchase the Funds' shares on a continuous basis. Forum is not obligated to sell any specific number of shares, but has agreed to devote reasonable time and effort to the sake of the Funds' shares. The Fund does not pay any commissions or other compensation to Forum under the terms of the Distribution Agreement.

RULE 12B-1 PLAN

On October 15, 1996 Bridgeway Funds' shareholders approved a 12b-1 Plan that permitted the Adviser to pay up to 0.25% of each Fund's average daily assets for sales and distribution of Bridgeway Funds shares. In this plan, the Adviser agreed to reimburse Bridgeway Funds for all distribution costs associated with Class N shares. This plan has been re-approved each year by the Independent Directors.

On October 1, 2003, Bridgeway Funds shareholders approved modification of the 12b-1 plan to permit selected Bridgeway Funds to add additional classes of Fund shares with a maximum 0.25% 12b-1 fee. This fee is payable by shareholders who purchase Fund shares through distribution channels that charge distribution and account servicing fees versus "no or low cost" alternatives.

Under the modified 12b-1 Plan certain Bridgeway Funds are available in two Classes, N and R.

N SHARES

The Adviser pays all 12b-1 fees up to 0.25% on all Class N shares. N shares are intended as no- or low- cost distribution alternatives and are the original shares of Bridgeway Funds. Shareholders of Class N shares therefore pay no 12b-1 fees.

R SHARES

Only a select number of Bridgeway Funds have R shares. Holders of R shares may pay 12b-1 fees up to 0.25%. These are shareholders who choose to purchase Bridgeway Funds through the more expensive distribution channels. 12b-1 fees on R shares are paid out of the Fund's assets on an on-going basis. As a result, these fees will increase the costs of investment over time and may ultimately cost more than N shares would have if purchased at the same time, under the same market conditions, in the same Fund.

12B-1 FEES

The 12b-1 fees pay for the following:

      For reimbursement and/or to compensate brokers, dealers, and other financial intermediaries, such as banks and other institutions, for administrative and accounting services rendered to support this Plan for the accounts of Bridgeway Funds shareholders who purchase and redeem their shares through such banks or other institutions.



COMPENSATION DISCLOSURE

The Adviser annually discloses the compensation of its Fund managers; John Montgomery and Richard P. Cancelmo, Jr.


John's compensation is affected by Bridgeway Funds' performance in two ways. First, Aggressive Investors 1, Aggressive Investors 2, Micro-Cap Limited, Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value have performance-based fees that are a function of trailing five-year performance relative to a market benchmark. This affects the total revenues to and profits of Bridgeway Capital Management, Inc., of which John is majority shareholder. (However, by policy of the Adviser, John may receive only distributions from the Adviser in an amount equal to taxes incurred from corporate ownership due to the Adviser's "S Corporation" status.) The second and more direct way that John's compensation is tied to Bridgeway Funds' performance is through his salary. Salaries for all full-time Adviser staff members, including John, have a component tied to the profitability of the Adviser and a component tied to personal performance. The profitability of the Adviser is a function of Bridgeway Funds' performance through the performance-based fee. John's personal performance is a function of specific goals, which are integrity (weighted 20%), investment performance (weighted 40%), efficiency (weighted 10%), external communications (weighted 15%), and internal leadership (weighted 15%). The investment performance of Bridgeway Funds thus comprises almost half of the evaluation score that determines his salary. John is also the portfolio manager of separately managed accounts and unaffiliated sub-advised mutual funds for Bridgeway Capital Management, Inc., Inc.


Like John, Dick's compensation is affected by Bridgeway Funds' performance and the Balanced Fund's in particular. In addition, all members of the Adviser's staff participate in profit-sharing (technically, salary which is a function of relative corporate profitability) and, with the exception of John, in an Employee Stock Ownership Program. Performance adjustment fees on many Bridgeway Funds impact the Adviser's profitability and thereby Dick's compensation through profit sharing and the Employee Stock Ownership Program. Dick further contributes to shareholder returns as leader of the Adviser's trading team.


The following amounts are taken from Bridgeway Capital Management, Inc.'s un-audited financial records and individual W-2 forms:



                                                                                  Capital
                                                              SEP/IRA          Contributions/
Name                            Year          Salary        Contribution      Distributions(1),(2)
----                            ----          ------        ------------      --------------------
John Montgomery                 1993                                              $(211,000)
                                1994                                              $(217,000)
                                1995         $  70,284                            $ (10,000)
                                1996         $  29,833                            $ (12,000)
                                1997         $ 158,041                            $   8,200
                                1998         $  93,096                            $       0
                                1999         $ 224,421         $  13,612          $  32,107
                                2000         $ 278,265         $  13,729          $ 422,387
                                2001         $ 282,701         $  14,135          $       0

                                2002         $ 350,785         $  10,000          $       0
                                2003         $ 403,533         $  10,000          $       0
Richard P. Cancelmo, Jr.        2001         $ 192,208         $   9,610          $       0
                                2002         $ 235,026         $  10,000          $       0
                                2003         $ 257,060         $  10,000          $       0



      (1) John helped capitalize Bridgeway Capital Management, Inc. with personal funds and a personal loan in 1993 and 1994. Distributions from 1997 through 2000 were to reimburse John for interest and principal on the personal loan amount only. The final distribution for this purpose was made in 2000.



      (2) As an "S" Corporation, Bridgeway Capital Management, Inc.'s federal taxes are paid at the individual rather than corporate level. Bridgeway Capital Management, Inc. distributes an amount to Bridgeway Capital shareholders to cover these taxes at the maximum individual tax rate. These distributions are not included in this table.


FUND TRANSACTIONS AND BROKERAGE

For the purchase and the sale of securities held in Bridgeway Funds, the Adviser will select broker-dealers ("brokers") that, in its judgment, will provide "best execution." In making such selection, the Adviser is authorized by the Management Agreement to consider the reliability, integrity, and financial condition of the broker.

Commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Adviser that the commission is reasonable in relation to the services provided. The Adviser shall be prepared to show that commissions paid (1) were for services contemplated by the Management Agreement; (2) were for services that provide lawful and appropriate assistance to its decision-making process; and (3) were within a reasonable range as compared to the rates charged by brokers to other institutional investors, as such rates become known from available information.

The vast majority of Bridgeway Funds' brokerage services are placed on the basis of best price and execution. Occasionally, a broker will bring information to the Adviser that represents valuable additional information, usually on a security already owned by Bridgeway Funds. In this case, Bridgeway Funds may pay the normal institutional brokerage rate, which is significantly higher than the deeply discounted rate that Bridgeway Funds normally pays. The services discussed above may be in written form or through direct contact with individuals. In its three most recent fiscal years ending June 30, 2004, Bridgeway Funds paid brokerage commissions as follows:


                                           Brokerage Commissions Paid
                                    -----------------------------------------------
         Fund(1)                    6/30/2004          6/30/2003         6/30/2002
         -------                    ---------          ---------         ---------
Aggressive Investors 1             $  548,455         $  473,027         $  632,381
Aggressive Investors 2             $  143,631         $   32,552         $   10,949
Ultra-Small Company                $  152,746         $   88,726         $  153,725
Ultra-Small Company Market         $  377,619         $  198,890         $  102,104
Micro-Cap Limited                  $   89,082         $  106,783         $  130,823
Blue Chip 35 Index                 $    5,382         $    1,659         $    2,241
Balanced                           $   27,220         $   18,648         $   13,712
Large-Cap Value                    $    6,042                  -                  -
Large-Cap Growth                   $   11,400                  -                  -
Small-Cap Value                    $   16,471                  -                  -
Small-Cap Growth                   $   14,980                  -                  -
Total                              $1,393,028         $  920,285         $1,045,935


(1) Small-Cap Growth, Small-Cap Value, Large-Cap Growth, and Large-Cap Value commenced operations on October 31, 2003.

The Adviser's present policy is to (1) conduct essentially all of its own financial research and (2) not to pay soft dollar commissions or directed brokerage of any kind.

SECURITY SELECTION PROCESS

The equity securities in which Bridgeway Funds invests consist of common stock, although it reserves the right to purchase securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities, or warrants, if such securities are deemed to be undervalued significantly and their purchase is appropriate in furtherance of each Fund's objective as determined by the Adviser.

The rating of any convertible preferred stocks, convertible debt, or other debt securities held by Bridgeway Funds will be in the highest three levels of "investment-grade," that is, rated A or better by either Moody's Investors Service, Inc. "Moody's" or Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. ("S&P"), or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bridgeway Funds may also invest in the following debt securities: (1) those which are direct obligations of the U.S. Treasury (e.g., Treasury bonds or bills), (2) those supported by the full faith and credit of the United States (e.g., "GNMA" certificates) and (3) those supported by the right of the issuer to borrow from the U.S. Treasury (e.g., "FNMA" securities).

The Balanced Fund may invest a portion of its fixed-income securities in bonds below investment grade. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated as low as C by Moody's, S&P and comparable ratings of other nationally recognized statistical rating organizations ("NRSROs"); (2) commercial paper rated as low as C by S&P, not Prime by Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower quality securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest.

It is expected that short-term money market securities would normally represent less than 10% of Bridgeway Funds' total assets. However, in the event future economic or financial conditions adversely affect equity securities of the type described above, Bridgeway Funds may take a temporary, defensive investment position and invest all or part of its assets in such short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

DISCLAIMER--CENTER FOR RESEARCH IN SECURITY PRICES

Ultra-Small Company Market Fund is not sponsored, sold, promoted, or endorsed by University of Chicago's Center for Research in Security Prices ("CRSP"), the organization that created and maintains the CRSP Cap-Based Portfolio 10 Index. CRSP makes no representation or warranty, express or implied, about the advisability of investing in securities generally, or in Bridgeway Funds specifically. CRSP has no obligation or liability with respect to Bridgeway Funds or its shareholders.


ALLOCATION OF TRADES TO CLIENTS

Bridgeway Capital Management, Inc., Inc. ("the Adviser") seeks to minimize trading cost (commission and execution cost) without unfairly favoring any one client. To provide for an allocation of trades which is efficient, fair and equitable, the Adviser will generally allocate trades as follows:

1. When the Adviser can obtain the same price for all clients, the allocation is fair. The Adviser will not document such trades separately.

2. When different brokers execute trades for the same security at different prices, and/or across multiple trading days, the Adviser will select the sequence for filling client trade orders on a rotating basis. The client sequence will be reset and documented twice each year. As orders are received, the trader will determine if prime brokers should get priority over custodial and mutual fund accounts by identifying the type of account that appears first on the list (i.e., if a mutual fund or custodial account appears first on the list these accounts will get priority over prime broker accounts and vice versa.) Once a determination has been made regarding whether prime brokers or custodial and mutual funds accounts get priority, the trader will determine the sequence of filling mutual fund and custodial orders and the sequence of filling prime broker account orders by referencing the order the accounts appear on the rotation list. This is referred to as "invoking chart order". The trader will invoke chart order prior to executing a trade if, in his opinion, it is likely that orders will be filled at varying prices. However, if the trader does not elect to invoke chart order prior to filling a trade, he may invoke chart order retroactively if necessary. The client at the top of the list will then be rotated down to the bottom of the list. The process will start over with the next trade (i.e., the client at the top of the rotation list will be used to determine which types of accounts have priority for the next trade). The Adviser will document the details of orders filled including the trade date, security and client at the top of the rotation list. Sell orders from Bridgeway Capital Management, Inc. or Bridgeway Charitable Foundation resulting from securities acquired through redemptions in kind will always be moved to the bottom of the rotation; thus, they will receive lowest priority.

3. If there is an outstanding order from a previous day, (for example, due to trades generated by cash flows in an individual account) that order will remain first in sequence; new orders will follow the rules above. In other words, new orders will not "bump" outstanding orders. An exception to this is that sell orders from Bridgeway Capital Management, Inc. and Bridgeway Charitable Foundation will be moved to the very bottom of the rotation of any actively managed account; thus, they will be "bumped."

4. However, if the client has the opportunity to generate tax benefits as the result of a trade, this client or clients will receive priority overriding the procedure above. For example, if the trade is a sell and a client has the opportunity to take a tax loss on a tax lot that will become long-term soon, this client or clients will receive priority overriding the procedures above. For purposes of this example, "soon" will mean the length of time the Adviser believes is needed to complete the trade.

5. Similarly, if the trade is a buy and the buy would put an account in an inappropriately temporarily leveraged position due to an outstanding sell order (e.g. when a "round robin" on a sell order is being worked gradually), then such an account may get sell order priority overriding the procedures above. Additionally, the buy order may be offered to the next client in the rotation.

6. Outstanding orders may be "bumped" to allow another client to receive priority if the Adviser determines that (i) all orders will not likely be completed in the same day at the same price, (ii) the other client account is overweighted or underweighted in cash (due, for example, to sales or redemptions of additional Fund shares, the opening or closing of an account or the contribution or withdrawal of money to an existing account) that should be invested or sold promptly, and (iii) the client to be "bumped" will not be unfairly disadvantaged as a result.

7. The Adviser will deviate from the procedures outlined above in cases where unique circumstances exist that the Adviser believes would cause adherence to these procedures to be inefficient, unfair, or inequitable. Additionally, when situations arise that are not referenced above, the Adviser will attempt to allocate in an efficient, fair and equitable manner. Such exceptions will be reported to the Board with consideration of amending the policy.


NET ASSET VALUE

The net asset value of Bridgeway Funds shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange ("NYSE", currently 4:00 p.m. Eastern time) each business day that the Exchange is open for business. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value per share of each Bridgeway Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of that Fund's shares outstanding at such time.

Bridgeway Funds securities and futures (other than options) that are principally traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System

("NASDAQ") are valued at their last sale on the exchange on which they are principally traded prior to the close of the NYSE or, in the absence of recorded sales, at their current bid price (long position) or ask price (short positions.) Options are valued at the average of the best bid and best offer quotations. Non-convertible bonds, debentures, and other long-term debt securities are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds. Short-term investments (i.e. T-Bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. In the event that a non-NYSE exchange extends the hours of its regular trading session, securities primarily traded on that exchange will be priced as of the close of the extended session. If a security price from two pricing sources is different (within a degree of materiality), the Adviser will obtain a price from a third independent source. When the price from two pricing sources is the same (within a degree of materiality), this will be prima facie evidence that the price is correct as of the close of the NYSE, even if a third or fourth source is different or if better information becomes available later. Bridgeway Funds will not re-price Funds based on a later security closing price that may be reported, for example, in the next day's newspaper or by notification by the Exchange.

All securities for which market quotations are not readily available are valued at fair value as determined in good faith using policies approved by the Board of Directors. If there is a trading halt on a security, the Adviser's staff will use its best efforts to research the reasons for the trading halt. The Adviser will contact the Board with pricing proposals as soon as possible if the value of the security is more than 1% of portfolio net asset value based on the most recent full day the security traded. Below this amount, a "fair value" price will be determined by a committee comprised of a Fund manager, Bridgeway Funds' Treasurer (or in her absence, her designee), and one other member of the Investment Management Team. In the absence of further news, other information or resumption of trading, this price will be used until the next Bridgeway Funds Board meeting. If there are multiple trading halts in one fund, Bridgeway Funds' Board will be contacted for fair value pricing if the total of all trading halts is more than 2% of net assets based on the most recent full day each individual security traded.


REDEMPTION IN KIND

Bridgeway Funds has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90 day period for any one shareholder. Should redemption requests by any shareholders exceed such amounts, Bridgeway Funds shall have the option of redeeming the excess in cash or in kind. Redemption requests will be paid in kind if payment of such requests in cash would be detrimental to the interests of the remaining shareholders of a Fund. In addition, shareholders may request to redeem securities in kind for redemption requests above $250,000 or 1% of net assets of a Fund during any 90 day period. The redemption in kind will be effected at approximately the shareholder's proportionate share of the Fund's current net assets, so the redemption will not result in the dilution of the interests of the remaining shareholders. The Fund Treasurer or her designee will determine whether the requested redemption in kind is in the best interest of the Fund. If the Funds' Treasurer or designee believes that implementation of this procedure would not be in the best interest of the Fund, the request will be denied and the redemption will be made in cash. Any shareholder request for a redemption in kind, including a denial of a request, will be reported to the Funds' Board, usually at the same meeting in which quarterly transactions are reviewed. Share redemptions which are requested and made "in kind" in the Ultra-Small Company Market Fund will have the 2% redemptions reimbursement fee waived; typically, these would be for larger redemptions of at least $100,000.




TAXATION

For the current and all subsequent fiscal years, Bridgeway Funds intends to elect to be and to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code"). In each taxable year that Bridgeway Funds so qualifies, it will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income and net short-term capital gains) and net capital gains that are distributed to shareholders. Since the Bridgeway Funds intends to engage in various hedging transactions, under various provisions of the Code, the result of such transactions may be to change the character of recognized gains or losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.

In order to qualify for treatment as a RIC, Bridgeway Funds must distribute annually to its shareholders at least 90% of its investment company taxable income (the "Distribution Requirement") and must meet several additional requirements. They include, (1) at least 90% of Bridgeway Funds' gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of Bridgeway Funds' taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of Bridgeway Funds, and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of Bridgeway Funds' taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer. Each Bridgeway Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Bridgeway Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gains to redemptions of Bridgeway Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. However, each Bridgeway Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that a Bridgeway Fund is using an improper method of allocation and has under distributed its net investment income and capital gain net income for any taxable year, such fund may be liable for additional federal income tax.

Bridgeway Funds will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. In the event that the Internal Revenue Service determines that a Bridgeway Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such fund may be liable for excise tax.

DIVIDENDS AND DISTRIBUTIONS

Dividends from Bridgeway Funds' investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of Bridgeway Funds' earnings and profits. Distributions of Bridgeway Funds' net capital gains (whether paid in cash or invested in additional shares) will be taxable to shareholders as long term capital gain, regardless of how long they have held their shares of Bridgeway Funds. A shareholder of a Fund electing to use equalization accounting, however, is less likely to be taxed on gain recognized prior to the date the shareholder acquires his shares since such gain will in many cases have been allocated to shares of the Fund that have previously been redeemed.

Dividends declared by Bridgeway Funds in October, November, or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by Bridgeway Funds and received by the shareholders on the record date if the dividends are paid by Bridgeway Funds during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

WITHHOLDING

Bridgeway Funds is required to withhold 20% of all dividends, capital gain distributions, and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide a correct taxpayer identification number. Bridgeway Funds is also required to withhold 31% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

PERFORMANCE INFORMATION

TOTAL RETURN

Average annual total return quotations, used in Bridgeway Funds' printed materials, for the one-, five-, and ten-year periods (when available) ended on the date of the most recent balance sheet included in the registration statement are determined by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value, by the following formula:

                                P (1 + T)(n) = ERV


where "P" equals hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-years periods, at the end of the one-, five- and ten-year periods (or fractional portion thereof).

Total return after taxes on distributions is computed according to the following formula:

                             P (1 + T) (n) = ATV(D)

Where "P" = a hypothetical initial payment of $1,000; "T" = average annual total return (after taxes on distribution); "n" = number of years, and ATV(d) = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.

      Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

                             P (1 + T) (n) = ATV(DR)

Where "P" = a hypothetical initial payment of $1,000; "T" = average annual total return (after taxes on distributions and redemption); "n" = number of years and ATV(dr) = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions and redemption.

Total Return Before Taxes                         1 Year           5 Year        Since Inception
Aggressive Investors 1 Fund                        23.76%          17.87%           22.33%
Aggressive Investors 2 Fund                        24.03%          N/A               9.55%
Ultra-Small Company Fund                           40.88%          31.56%           24.06%
Ultra-Small Company Fund Market                    47.41%          26.89%           18.66%
Micro-Cap Limited                                  24.30%          18.46%           19.94%
Small-Cap Growth Fund Class N*                     N/A             N/A               8.40%
Small-Cap Growth Fund Class R*                     N/A             N/A               8.30%
Small-Cap Value Fund Class N*                      N/A             N/A               4.60%
Small-Cap Value Fund Class R*                      N/A             N/A               4.40%
Large-Cap Growth Fund Class N*                     N/A             N/A               6.30%
Large-Cap Growth Fund Class R*                     N/A             N/A               6.20%
Large-Cap Value Fund Class N*                      N/A             N/A              11.10%
Large-Cap Value Fund Class R*                      N/A             N/A              10.90%
Blue Chip 35 Index Fund                            15.20%          -1.30%            5.93%
Balanced Fund                                      12.94%          N/A               4.75%

Total Return After Taxes on Distributions         1 Year          5 Year         Since Inception
Aggressive Investors 1 Fund                        23.76%          16.53%           20.86%
Aggressive Investors 2 Fund                        23.97%          N/A               9.54%
Ultra-Small Company Fund                           37.93%          29.83%           21.83%
Ultra-Small Company Fund Market                    47.35%          26.80%           18.59%
Micro-Cap Limited                                  21.46%          16.48%           18.27%

Small-Cap Growth Fund Class N*                     N/A             N/A              N/A
Small-Cap Growth Fund Class R*                     N/A             N/A              N/A
Small-Cap Value Fund Class N*                      N/A             N/A              N/A
Small-Cap Value Fund Class R*                      N/A             N/A              N/A
Large-Cap Growth Fund Class N*                     N/A             N/A              N/A
Large-Cap Growth Fund Class R*                     N/A             N/A              N/A
Large-Cap Value Fund Class N*                      N/A             N/A              N/A
Large-Cap Value Fund Class R*                      N/A             N/A              N/A
Blue Chip 35 Index Fund                            14.97%          -1.71%           5.58%
Balanced Fund                                      12.76%          N/A              4.53%

Total Return After Taxes on
Distributions and Sale of Fund Shares             1 Year          5 Year         Since Inception
Aggressive Investors 1 Fund                        20.20%          14.90%           19.46%
Aggressive Investors 2 Fund                        20.38%          N/A               8.20%
Ultra-Small Company Fund                           34.15%          27.64%           20.66%
Ultra-Small Company Fund Market                    40.29%          24.06%           16.73%
Micro-Cap Limited                                  19.36%          15.20%           16.87%
Small-Cap Growth Fund Class N*                     N/A             N/A               5.46%
Small-Cap Growth Fund Class R*                     N/A             N/A               5.39%
Small-Cap Value Fund Class N*                      N/A             N/A               2.99%
Small-Cap Value Fund Class R*                      N/A             N/A               2.86%
Large-Cap Growth Fund Class N*                     N/A             N/A               4.10%
Large-Cap Growth Fund Class R*                     N/A             N/A               4.03%
Large-Cap Value Fund Class N*                      N/A             N/A               7.21%
Large-Cap Value Fund Class R*                      N/A             N/A               7.09%
Blue Chip 35 Index Fund                            12.08%          -1.35%            4.93%
Balanced Fund                                      10.89%          N/A               3.92%

* The Small-Cap Growth, Small-Cap Value, Large-Cap Growth and Large-Cap Value Funds commenced operations on October 31, 2003.





Any disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which average total return is calculated.

The time periods used in sales literature, under the foregoing formula, will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the sales literature for publication. Average annual total return, or "T" in the formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Yield

Annualized yield quotations based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in Bridgeway Funds' registration statement, and used in its sales literature and promotional materials, are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                             YIELD = 2 [ (a-b + 1)6 - 1]
                                          _______
                                             cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, (net of reimbursements); "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and "d" equals the maximum offering price per share on the last day of the period.

Any such disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which yield is calculated.

Except as noted below, in determining net investment income earned during the period ("a" in the above formula), Bridgeway Funds calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by Bridgeway Funds, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if not, the maturity date.

Other Information

Bridgeway Funds' performance data quoted in sales and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in Bridgeway Funds will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials, Bridgeway Funds may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper"), or Morningstar, Inc. ("Morningstar"); Fund rankings and other data, such as comparative asset, expense, and fee levels, published by Lipper, Morningstar, or Bloomberg; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial Word and Barron's.

The Funds have authorized one or more brokers to receive purchase and redemption orders on their behalf. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee and accepted by the Funds.

GENERAL INFORMATION

Bridgeway Funds is authorized to issue 1,000,000,000 shares of common stock, $.001 par value (the "Common Stock"). It is not contemplated that regular annual meetings of shareholders will be held. No amendment may be made to the Articles of Incorporation without the affirmative vote of the holders of more than 50% of Bridgeway Funds' outstanding shares. There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as the Board is comprised of less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Bridgeway Funds has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of outstanding Bridgeway Funds shares. The Directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any Director when requested in writing to do so by shareholders of record of not less than 10% of Bridgeway Funds' outstanding shares. The Directors will then, if requested by the applicants (i.e., the shareholders applying for removal of the Director), mail the applicant's communication to all other shareholders, at the applicant's expense.

Shareholder inquiries should be directed to Bridgeway Funds at the address and telephone number indicated on the cover page of this Statement of Additional Information.

FINANCIAL STATEMENTS

Bridgeway Funds' Annual Report to Shareholders for the fiscal year ended June 30, 2004 was mailed to shareholders on August 30, 2004. It will be sent to any other interested parties upon written request. It is incorporated here by reference. It can also be accessed electronically or requested by email at www.bridgewayfund.com.

                       BRIDGEWAY CAPITAL MANAGEMENT, INC.

                             PROXY VOTING PROCEDURES

                               As of July 28, 2004

I.    GENERAL STATEMENT

      Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Bridgeway Capital Management has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with theses procedures and policies.

II.   PROXY VOTING PROCEDURES

      (A) All Proxies received by Bridgeway Capital Management will be sent to Audrey Fersten or her designee. Audrey or her designee will:

            (1)   Keep a record of each proxy received;

            (2) Determine which accounts managed by Bridgeway Capital Management holds the security to which the proxy relates

            (3) Compile a list of accounts that hold security, together with the number of votes each account controls (reconciling any duplications), and the date by which Bridgeway Capital Management must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

            (4) Identify Routine Items, Non-Routine Items and Conflicts of Interests Items on the proxy and determine whether a specific policy of the Adviser applies to the Non-Routine Items and Conflict of Interest Items.

            - Audrey Fersten or her designee will identify any conflicts that exist between the interests of Bridgeway Capital Management and its clients. This examination will include a review of the relationship of Bridgeway Capital Management and its affiliates with the issuer of each security (and any other of the issuer's affiliates) to determine if the issuer is a client of Bridgeway Capital Management or has some other relationship with Bridgeway Capital Management or a client of Bridgeway Capital Management.

            (5) Vote a Routine Item (with no corporate governance implications) according to the Adviser's specific policy and, if applicable, vote the Non-Routine Item or Conflicts of Interest according to the Adviser's specific policy. Audrey Fersten should vote these proxies by completing them and mailing them in a timely and appropriate manner.

            (6) If no specific policy applies to a Non-Routine Item or Conflict of Interest Item, follow the general policy for voting of Non-Routine Items and Conflict of Interest Items.

III.  PROXY VOTING POLICIES

      In the absence of specific voting guidelines from a client, Bridgeway Capital Management will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. The Adviser believes that voting proxies in accordance with the Proxy Voting Guidelines attached as Exhibit A is in the best interest of its clients.

      CONFLICTS OF INTEREST

            (1) If the Company has a direct or indirect interest in any issues that is the subject of a proxy to be voted for a client's account, the Company shall disclose to the client in writing the substance of the Company's interest in the issue and shall seek from the client written direction on how such on how such issue is to be voted.

            (2) If the Company does not receive written direction from a client on how to vote on an issue on which the Company has a direct or indirect interest, the Company may resolve the conflict by voting client securities based upon the best interest of the client.

            (3) This existence of an issue on which the Company has a direct or indirect issue shall not prevent the Company from voting on other issues on the same proxy on which the Company does not have a conflict of interest.

IV.   DISCLOSURE

      (A) Bridgeway Capital Management will disclose in its Form ADV Part II that clients may contact Audrey Fersten, via e-mail or telephone at 1-800-661-3550 in order to obtain information on how Bridgeway Capital Management voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how Bridgeway Capital Management voted the client's proxy.

      (B) A concise summary of these Proxy Voting Procedures and Policies will be included in Bridgeway Capital Management's Form ADV Part II, and will be updated whenever these procedures and policies are updated.

V.    RECORDKEEPING

      Audrey Fersten or her designee will maintain files relating to Bridgeway Capital Management's proxy voting procedures [in an easily accessible place]. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Bridgeway Capital Management. Records of the following will be included in the files:

      (A) Copies of the proxy voting procedures and policies, and any amendments thereto.

      (B) A copy of each proxy statement that Bridgeway Capital Management receives, provided however that the Bridgeway Capital Management may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statement that are so available.

      (C)   A record of each vote that Bridgeway Capital Management casts.

      (D) A copy of any document Bridgeway Capital Management created that was material to making decision how to vote proxies or that memorializes that decision.

      (E) A copy of each written client requests for information on how Bridgeway Capital Management voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Bridgeway Capital Management voted its proxies.

      EXHIBIT A

Revised: July 28, 2004

                             PROXY VOTING GUIDELINES

                        BRIDGEWAY AGGRESSIVE INVESTORS 1
                        BRIDGEWAY AGGRESSIVE INVESTORS 2
                          BRIDGEWAY ULTRA-SMALL COMPANY
                      BRIDGEWAY ULTRA-SMALL COMPANY MARKET
                           BRIDGEWAY MICRO-CAP LIMITED
                           BRIDGEWAY SMALL-CAP GROWTH
                            BRIDGEWAY SMALL-CAP VALUE
                           BRIDGEWAY LARGE-CAP GROWTH
                            BRIDGEWAY LARGE-CAP VALUE
                          BRIDGEWAY BLUE CHIP 35 INDEX
                               BRIDGEWAY BALANCED

As a long-term equity investor, Bridgeway Funds ("The Fund") strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance. These Guidelines summarize Bridgeway Funds' positions on various issues of concerns to investors and give general indication as to how the adviser, on behalf of each of the Funds, will vote shares on each issue.

The guidelines are not meant to be exhaustive, nor can they anticipate voting issues on which the Funds may be asked to cast their proxies. To the extent the Fund votes proxies in a manner not strictly in accordance with the guidelines, the Fund will reserve the right to evaluate proxy votes on a case by case basis, as it assesses that which is in the best interest of Fund shareholders.

Bridgeway Funds' proxy voting record is available on its web site, www.bridgeway.com following each quarter-end (starting September 30, 2003) and will, after August 31, 2004, also be available on the Securities and Exchange Commission's website at www.sec.gov.

      CORPORATE GOVERNANCE

A.    BOARD AND GOVERNANCE ISSUES

            BOARDS OF DIRECTORS

            The Board of Directors is responsible for the governance of the corporation, including representing the interests of shareholders and overseeing the company's relationships with other stakeholders.

            The Fund will OPPOSE entire boards of directors which do not include both females and members of racial minority groups, and will therefore exercise this position by voting against proposed slates.

            The Fund will SUPPORT proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

            The Fund will examine on a CASE-BY-CASE basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

            The Fund will ordinarily OPPOSE proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

            LIMITATIONS, DIRECTOR LIABILITY AND INDEMNIFICATION

            Because of increased litigation brought against directors of corporations and the increased costs of director's liability insurance, many states have passed laws limiting director liability for actions taken in good faith. It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards. In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

            The Fund will ordinarily SUPPORT proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will OPPOSE proposals seeking to indemnify directors for all acts.

            DIRECTOR STOCK OWNERSHIP

            Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners. Yet there are ways that such requirements may also undermine good governance: limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation. In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners. Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

            The Fund will examine and vote on a CASE-BY-CASE BASIS proposals requiring that corporate directors own shares in the company.

            The Fund will OPPOSE excessive awards of stock or stock options to directors.

            LIMIT DIRECTORS' TENURE

            Corporate directors generally may stand for re-election indefinitely. Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds. However, continuity is also important and there is no empirical support for the proposition that a limitation on director tenure improves governance. It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

            Accordingly, the Fund will examine and vote on a CASE-BY-CASE BASIS proposals to limit director tenure.

            INCREASE AUTHORIZED COMMON STOCK

            The Fund will generally SUPPORT the authorization of additional common stock necessary to facilitate a stock split.

            The Fund will examine and vote on a CASE-BY CASE basis proposals authorizing the issuance of additional common stock. If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund will ordinarily OPPOSE the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but un-issued shares will be used as a poison pill or other takeover defense.

            BLANK CHECK PREFERRED STOCK

            Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares. The terms of the stock (voting, dividend and conversion rights) are set by the Board at a future date without further shareholder action. While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

            The Fund will generally OPPOSE the creation of blank check preferred stock. In addition, the Fund will ordinarily OPPOSE increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

            CLASSIFIED OR "STAGGERED" BOARD

            On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms. Companies argue that such Boards offer continuity in direction which promotes long-term planning. However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

            The Fund will vote on a CASE-BY-CASE basis on issues involving classified boards.

            REINCORPORATION

            Corporations are in general bound by the laws of the state in which they are incorporated. Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws, or to reduce tax or regulatory burdens.

            While each reincorporation proposal will be evaluated based on its own merits, the Fund will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

            The Fund will ordinarily OPPOSE proposals to reincorporate outside the United States if the advisor determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

            CHARTER AND BY-LAWS

            There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these guidelines.

            The Fund will examine and vote on a CASE-BY-CASE BASIS proposals to amend or change corporate charter or bylaws, and may SUPPORT such proposals if they are deemed consistent with shareholders' best interests and the principles of sound governance and overall corporate social responsibility underlying these guidelines.

            CUMULATIVE VOTING

            Cumulative voting allows shareholders to "stack" their votes behind one or few directors running for board, thereby helping a minority of shareholders to win board representation. Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused. In general, where shareowner rights and voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

            The Fund will examine and vote on a CASE-BY-CASE BASIS proposals calling for cumulative voting in the election of directors.

            SELECTION OF AUDITOR

            Annual ratification of the selection of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. Audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers. The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. The NYSE and AMEX have also adopted requirements for audit committee operations for listed companies. Given rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

            The Fund will OPPOSE the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

            The Fund will OPPOSE the resolutions seeking ratification of the auditor if the auditors have significant other professional or personal relationships with the corporation that compromises the auditors independence.

B.    EXECUTIVE COMPENSATION

            DISCLOSURE OF CEO, EXECUTIVE, BOARD AND MANAGEMENT COMPENSATION

            The Fund will OPPOSE an executive compensation proposal if it is believed the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.)

            The Fund will examine and vote on a CASE-BY-CASE BASIS proposals requesting companies to disclose the compensation of top management and the Board of Directors.

            FORMATION AND INDEPENDENCE OF COMPENSATION REVIEW COMMITTEE

            The Fund will SUPPORT shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

            STOCK OPTIONS FOR DIRECTORS AND EXECUTIVES

            During the 1990s, the use of stock options in executive compensation soared. While the stock market was gaining, few investors complained. Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies' financial fortunes. Many investors began to question whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

            The Fund will ordinarily OPPOSE proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of share value. Option grants that are below these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.

            The Fund will ordinarily OPPOSE proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.

            The Fund will examine and vote on a CASE-BY-CASE BASIS proposals for re-pricing of underwater options.

            The Fund will ordinarily OPPOSE proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

            The Fund will ordinarily SUPPORT proposals requiring that all option plans and option re-pricing must be submitted for shareholder approval.

            The Fund will ordinarily OPPOSE proposals to approve stock option plans with "evergreen" features, reserving a specified percentage of stock for award each year with no termination date.

            The Fund will ordinarily SUPPORT proposals to approve stock option plans for outside directors subject to the same constraints previously described.

            The Fund will ordinarily SUPPORT proposals requesting indexing of stock options.

            The Fund will ordinarily SUPPORT proposals requesting expensing future stock options.

            EMPLOYEE STOCK OWNERSHIP PLAN (ESOPS)

            The Fund will SUPPORT proposals to approve ESOPs created to promote active employee ownership.

            PAY EQUITY

            The Fund will examine and vote on a CASE-BY-CASE BASIS proposals requesting that management provide a pay equity report.

            RATIO BETWEEN CEO AND WORKER PAY

            The Fund will examine and vote on a CASE-BY-CASE BASIS proposals requesting that management report on the ratio between CEO and employee compensation.

            EXECUTIVE COMPENSATION TIE TO NON-FINANCIAL PERFORMANCE

            The Fund will SUPPORT proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

            GOLDEN PARACHUTES

            Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control. Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts. While Bridgeway recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

            The Fund will examine and vote on a CASE-BY-CASE BASIS golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

            MERGERS, ACQUISITIONS, SPIN-OFFS, AND OTHER CORPORATE RESTRUCTURING

            CONSIDERING THE NON-FINANCIAL EFFECTS OF A MERGER PROPOSAL

            Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company's stakeholders.

            The Fund will examine and vote on a CASE-BY-CASE BASIS all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company's social and environmental performance.

            POISON PILLS

            Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareowner approval. Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

            The Fund will ordinarily OPPOSE poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

      SOCIAL ISSUE RESOLUTIONS

      ENVIRONMENT

            All corporations have an impact on the environment. We expect that management is taking all reasonable steps to reduce it company's overall negative impact.

            Generally, the Fund will SUPPORT management initiatives and shareholder resolutions that reduce a company's negative impact on the environment.

            CERES PRINCIPLES

            The Coalition for Environmentally Responsible Economies (CERES), a coalition of compromised of social investors and environmental organizations, has developed an environmental corporate code of conduct. The CERES Principle ask corporations to conduct environmental audits of their operations, establish environmental management practices, and assume responsibility for damages their operations cause to the environment, among other things. Shareholder resolutions have been introduced that either ask companies to (1) become signatories of the CERES Principle or (2) produce a report addressing management's response to each of the points raised in the CERES Principles.

            The Fund will vote in SUPPORT of resolutions requesting that a company become a signatory to the CERES Principles.

      WORKPLACE ISSUES

            LABOR RELATIONS

            Shareholders have asked companies to develop codes of conduct that address a number of labor relations issues, including use of forced labor, fair wages, and safe working conditions and the right to organize and bargain collectively.

            The Fund will vote in SUPPORT of proposals requesting companies to adopt and/or report on appropriate codes of conduct regarding global labor practices.

            DIVERSITY AND EQUAL EMPLOYMENT OPPORTUNITY

            Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender. Women and minorities are still significantly underrepresented in the ranks of management and other high income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

            The Fund will SUPPORT proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of "glass ceilings" for women and minority employees.

            The Fund will ordinarily SUPPORT proposals asking companies to include language in EEO statements specifically barring any form of discrimination.

      C.    PRODUCT SAFETY AND IMPACT

            ANIMAL WELFARE

            The Fund will generally SUPPORT resolutions seeking information on a company's animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

            TOBACCO BUSINESS

            Insurance and Health Care Companies Investing in Tobacco

            Shareholders have asked insurance and health care company boards to report on the appropriateness of investments in the tobacco industry. They have also asked for reports on the impact of smoking on benefit payments for death, disease and property loss.

            The Fund will generally SUPPORT resolutions that ask companies not to invest in the stocks of tobacco companies.

            Sales of Non-tobacco Products to Tobacco Industry

            Shareholders have asked companies making significant sales of non-tobacco products to the tobacco industry to study the effect of ending these transactions or to stop immediately.

            The Fund will generally SUPPORT resolutions that ask companies to research the impact of ceasing business transactions with tobacco industry and finally ending transactions altogether.

      D.    INTERNATIONAL OPERATIONS AND HUMAN RIGHTS

            COUNTRY-SPECIFIC HUMAN RIGHTS PROPOSALS

            There are numerous countries with a record of egregious human rights abuses, such as China, Indonesia, and Nigeria. A number of shareholder proposals have requested that companies operating in these countries develop human rights guidelines. We expect that management of these companies address these challenges through a variety of strategies and programs, such as labor and human rights codes of conduct, country-specific development programs, etc.

            Note: The Fund may invest in companies that operate in countries with egregious human right practices if we find that the company is promoting positive development. However, the Funds avoid investing in companies that we have valid information that they directly contribute to egregious human rights abuses.

            The Fund will generally SUPPORT proposals that request companies to develop human rights codes of conduct and periodic reporting on operations in countries with regressive regimes.

      E.    WEAPON CONTRACTING

            Weapons/Military Conversion

            Resolutions typically ask companies with significant military contracts to report on futures plans to diversify or convert to the production of civilian goods and services.

            The Fund will SUPPORT resolutions calling for reports on the scale and character of military production or technology to civilian purposes.

      F.    POLITICAL ACTION COMMITTEES AND POLITICAL PARTISANSHIP

            Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities. Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners.

            The Fund will ordinarily SUPPORT resolutions asking companies to disclose political contributions made either directly or through political action committees.

            The Fund will ordinarily SUPPORT resolutions asking companies to disclose the magnitude and character of public policy lobbying activities.

PROXY VOTING PROCEDURES

      The Fund has delegated to its investment adviser, Bridgeway Capital Management, Inc., responsibility for voting proxies for securities held by the Fund. The Adviser will follow these guidelines when voting proxies for Fund securities in the manner described in the Proxy Voting Procedures adopted by the Adviser and attached to these Proxy Voting Guidelines. In the event that the Adviser identifies a potential conflict of interest in connection with a proposal for which a proxy is requested, the Adviser will consult with the Fund's Lead Independent Director for instructions on how to proceed on the issue. The Adviser will periodically report to the Fund's Board of Directors on the operation of these Proxy Voting Guidelines and suggest appropriate additions or modifications.

                              BRIDGEWAY FUNDS, INC.

                                     Part C

                                OTHER INFORMATION

Item 22.          Exhibits

Exhibit No.                       Description
-----------                       -----------
(a)                (i)            Articles of Incorporation of Bridgeway
                                  Fund, Inc., dated as of October 19, 1993, was
                                  filed electronically as an exhibit to
                                  Post-Effective Amendment No. 19 on August 27,
                                  2004, and is hereby incorporated by reference.

(b) By-Laws of Bridgeway Fund, Inc., as amended, dated as of November 2, 1994, was filed electronically as an exhibit to Post-Effective
                                  Amendment No. 19 on August 27, 2004, and is hereby incorporated by reference.

(c) Articles Fifth, Seventh, Eighth and Ninth of the Bridgeway Funds Articles of Incorporation and Article IV of the Bridgeway Funds Bylaws define the rights of shareholders.

(d)                (i)            Management Agreement dated as of October
                                  1, 2003, by and between Bridgeway Funds, Inc.
                                  and Bridgeway Capital Management, Inc., was
                                  filed electronically as an exhibit to
                                  Post-Effective Amendment No. 18 on October 30,
                                  2003, and is hereby incorporated by reference.

                  (ii) Amendment to Management Agreement dated as of March 23, 2004, by and between Bridgeway
                                  Funds, Inc. and Bridgeway Capital Management,
                                  Inc., was filed electronically as an exhibit to Post-Effective Amendment No. 19 on August
                                  27, 2004, and is hereby incorporated by
                                  reference.

(e)                (i)            Bridgeway Funds, Inc. Distribution
                                  Agreement dated as of January 2, 2004, by and
                                  between Forum Financial Services, LLC and
                                  Bridgeway Funds, Inc., was filed
                                  electronically as an exhibit to Post-Effective
                                  Amendment No. 19 on August 27, 2004, and is
                                  hereby incorporated by reference.

(f)                               None.

(g) Custody Agreement dated as of June 22, 2001, by and between Bridgeway Funds, Inc. and First
                                  Bank, N.A., n/k/a US Bank, was filed
                                  electronically as an exhibit to Post-Effective
                                  Amendment No. 13 on August 17, 2001, and is hereby incorporated by reference.

(h)                (i)            Transfer Agency Agreement dated as of
                                  December 1, 2003, by and between Bridgeway
                                  Funds, Inc. and Forum Shareholder Services,
                                  LLC, was filed electronically as an exhibit to
                                  Post-Effective Amendment No. 19 on August 27,
                                  2004, and is hereby incorporated by reference.

Exhibit No.                       Description
-----------                       -----------
                  (ii)            Administration, Bookkeeping and Pricing
                                  Services Agreement dated as of November 3,
                                  2003, by and between Bridgeway Funds, Inc. and
                                  ALPS Mutual Fund Services, Inc., was filed
                                  electronically as an exhibit to Post-Effective
                                  Amendment No. 19 on August 27, 2004, and is
                                  hereby incorporated by reference.

                  (iii) Master Administrative Services Agreement dated as of July 1, 2004 by and between Bridgeway
                                  Funds, Inc. and Bridgeway Capital Management,
                                  Inc., was filed electronically as an exhibit to Post-Effective Amendment No. 19 on August
                                  27, 2004, and is hereby incorporated by
                                  reference.

(i)                (i)            Legal Opinion is hereby incorporated by
                                  reference.

(j) Consent of PricewaterhouseCoopers, LLP, is filed herewith.

(k)                               None.

(l)                (i)            Investment Representation Letters between
                                  Bridgeway Funds, Inc. and initial stockholders
                                  were filed electronically as an exhibit to
                                  Post-Effective Amendment No. 19 on August 27,
                                  2004, and are hereby incorporated by
                                  reference.

                  (ii)            Investment Representation Letter between
                                  Bridgeway Funds, Inc. and initial stockholder was filed electronically as an exhibit to Post-Effective Amendment No. 17 on August 15,
                                  2003, and is hereby incorporated by reference.

(m)                               Distribution, Assistance, Formation and
                                  Servicing Plan was filed electronically as an exhibit to Post-Effective Amendment No. 18 on
                                  October 30, 2003, and is hereby incorporated by reference.

(n) Bridgeway Funds, Inc. Rule 18f-3 Plan dated as of October 31, 2003 was filed electronically as an exhibit to Post-Effective Amendment No.
                                  19 on August 27, 2004, and is hereby
                                  incorporated by reference.

(o)                               Reserved.

(p)                (i)            Code of Ethics of Bridgeway Funds, Inc.
                                  and Bridgeway Capital Management, Inc. was
                                  filed electronically as an exhibit to
                                  Post-Effective Amendment No. 16 on September
                                  20, 2002, and is hereby incorporated by
                                  reference.

                  (ii) Code of Ethics of Forum Fund Services, LLC, was filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27,
                                  2004, and is hereby incorporated by reference.

Item 23.          Persons controlled by or under Common Control with Registrant

                  None

Item 24.          Indemnification

                  Article Tenth of the registrant's Articles of Incorporation provides that any present or former director, officer, employee or agent of the registrant, shall be entitled to indemnification to the fullest extent permitted by law, including under the Investment Company Act of 1940, except to the extent such director, officer, employee or agent has been adjudicated to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 25.          Business and Other Connections of Investment Adviser

                  As stated in the Prospectus and Statement of Additional Information, the Investment Adviser was organized in 1993 and acts as an Investment Adviser to other individuals, businesses and registered investment companies. The Investment Adviser is not engaged in any other business of a substantial nature.

Item 26.          Principal Underwriters

                  Forum Fund Services, LLC ("FFS") is the distributor of Bridgeway Funds' securities.

                  The following table identifies the officers of FFS and their positions, if any, with the Fund. The business address of each of these individuals (other than Mr. Berthy) is Two Portland Square, First Floor, Portland, Maine 04101. Mr. Berthy's business address is 77 West Elmwood Drive, Suite 301, Dayton, OH 45459.

Name                   Position with Underwriter              Position with Fund
John Y. Keffer         Director                               None
Carl A. Bright         President and Treasurer                None
Richard J. Berthy      Vice President and Assist. Treasurer   None
Nanette K. Chern       Chief Compliance Officer, Secretary    None
                       And Vice President
Mark A. Fairbanks      Vice President and Assist. Secretary   None

Item 27.          Location of Accounts and Records

                  Bridgeway Capital Management, Inc., 5615 Kirby Drive, Suite 518, Houston, TX 77005-2448, will maintain physical possession of each account, book or other document of the registrant at its principal executive offices, except for those maintained by the registrant's administrator, ALPS Mutual Fund Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, the registrant's distributor, Forum Fund Services, LLC, Two Portland Square, Portland, Maine 04101 and the registrant's custodian, US Bank, 425 Walnut Street, Cincinnati, OH 45202.

Item 28.          Management Services

                  None.

Item 29.          Undertakings

                  Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, State of Texas, on the 28th day of October 2004.

                                       BRIDGEWAY FUNDS, INC.

                                       By:
                                          --------------------------------------
                                          /s/ John N. R. Montgomery, President

      Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

           Signature                                           Title                              Date
           ---------                                           -----                              ----
By:                                                     President and Director                October 28, 2004
   ---------------------------------
     /s/ John N. R. Montgomery

By:                                                     Treasurer and Principal               October 28, 2004
   ---------------------------------
     /s/ Linda G. Giuffre                               Financial Officer

By:                                                     Director                              October 28, 2004
   ---------------------------------
     /s/ Kirbyjon Caldwell

By:                                                     Director                              October 28, 2004
   ---------------------------------
     /s/ Karen S. Gerstner

By:                                                     Director                              October 28, 2004
   ---------------------------------
     /s/ Miles Harper, III

By:                                                     Director                              October 28, 2004
   ---------------------------------
     /s/ Michael D. Mulcahy

                                  EXHIBIT INDEX

(j)   Consent of Independent Auditors